UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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AKSYS, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AKSYS, LTD.

Two Marriott Drive

Lincolnshire, Illinois 60069

(847) 229-2020

September 15, 2006

To the Stockholders of Aksys, Ltd.:

You are cordially invited to attend the annual meeting of the stockholders of Aksys, Ltd. on October 12, 2006, at 2:00 p.m. local time at Marriott Lincolnshire Resort, Ten Marriott Drive, Lincolnshire, Illinois 60069.

The official notice of meeting, proxy statement and form of revocable proxy are included with this letter. The matters listed in the notice of meeting are described in detail in the proxy statement.

You will be asked at the meeting to approve a number of significant actions, including amendments to our certificate of incorporation and bylaws.  Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting.  Accordingly, you are urged to complete, sign and mail the enclosed revocable proxy as soon as possible.

On behalf of the board of directors, I would like to thank you for your support and interest in Aksys, Ltd.

Sincerely,

/s/ Howard J. Lewin

Howard J. Lewin
President and Chief Executive Officer

AKSYS, LTD.

Two Marriott Drive

Lincolnshire, Illinois 60069

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

ON THURSDAY, OCTOBER 12, 2006 AT 2:00 P.M.

The 2006 annual meeting of stockholders of Aksys, Ltd., a Delaware corporation (“Aksys”), will be held on Thursday, October 12, 2006, at 2:00 p.m. local time, at the Marriott Lincolnshire Resort, Ten Marriott Drive, Lincolnshire, Illinois.  The annual meeting has been called for the following purposes:

1.               to consider and vote upon a proposal to elect three directors of Aksys;

2.               to consider and vote upon a proposal to amend our restated certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 120,000,000 and the number of authorized shares of preferred stock from 1,000,000 to 40,000,000;

3.               to consider and vote upon a proposal to amend or repeal certain defensive measures contained in the restated certificate of incorporation, as described in the accompanying proxy statement;

4.               to consider and vote upon a proposal to amend or repeal certain defensive measures contained in the amended and restated bylaws, as described in the accompanying proxy statement;

5.               to consider and approve of the issuance of a number of shares of common stock sufficient to permit the full conversion of our Series B preferred stock and the full exercise of certain warrants issued to Durus Life Sciences Master Fund Ltd.;

6.               to consider and approve of the issuance of a number of shares of common stock sufficient to permit the conversion of senior notes held by Durus into shares of our common stock;

7.               to consider and adopt the 2006 Aksys, Ltd. stock incentive plan;

8.               to consider and vote upon a proposal to amend the Aksys, Ltd. 2001 Employee Stock Purchase Plan to increase the number of reserved shares of common stock from 250,000 to 500,000 and make certain other updating changes; and

9.               to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on September 8, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Howard J. Lewin

Howard J. Lewin
President and Chief Executive Officer

September 15, 2006

Your vote is important.  Whether or not you plan to attend the annual meeting and regardless of the number of shares you own, please promptly vote the enclosed proxy.

AKSYS, LTD.

Two Marriott Drive

Lincolnshire, Illinois 60069

(847) 229-2020

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 12, 2006

This proxy statement contains information relating to the annual meeting of stockholders of Aksys, Ltd., a Delaware corporation, that will be held on Thursday, October 12, 2006, at 2:00 p.m. local time, at the Marriott Lincolnshire Resort.  The enclosed proxy is solicited by our board of directors.  The proxy materials relating to the annual meeting are first being mailed to stockholders entitled to vote at the meeting on or about September 15, 2006.  Any reference to “Aksys,” the “company,” “we,” “our” or “us” in this proxy statement refers to Aksys, Ltd. and its subsidiaries.

All outstanding shares of our common stock and Series B preferred stock represented by properly executed and unrevoked proxies received in time for the meeting will be voted as instructed on the accompanying proxy card on each matter to be submitted to stockholders.  If no instructions are given, the shares will be voted for the election of the nominees to our board of directors indicated below.  Unless you hold your shares in “street name” through a broker, returning a completed proxy card will not prevent you from voting in person at the annual meeting should you be present and desire to vote.  If you hold your shares in “street name” through a broker, you may be able to vote using the Internet or telephone.  Please see the enclosed proxy card for specific instructions on the various methods of voting

A proxy may be revoked at any time prior to its exercise either by giving written notice of revocation to us or by submission of a later-dated proxy.  If your shares are held in “street name” through a broker, you must contact your broker to revoke your proxy.

The close of business on September 8, 2006, has been fixed as the record date for determining the holders of shares of our common stock and Series B preferred stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.   At the close of business on September 8, 2006, we had [•] issued and outstanding shares of common stock and 6,453 issued and outstanding shares of Series B preferred stock.  A list of our stockholders will be available for examination by our stockholders, for any purpose germane to the annual meeting, at our headquarters for a period of ten days prior to the meeting.  At our annual meeting, holders of our common stock and Series B preferred stock, voting on an as converted to common stock basis, will be voting together as a single class on all matters to come before the annual meeting, other than with respect to proposal 2 regarding the proposed amendment to the authorized stock provision of our restated certificate of incorporation. Proposal 2 requires the vote of the holders of our Series B preferred stock as a seperate class, in addition to the vote of the holders of our common stock and Series B preferred stock voting together as a single class. Durus Life Sciences Master Fund Ltd., or Durus, currently holds all of our Series B preferred stock and 21,377,274 shares of our common stock, which represents approximately 70% of our outstanding shares of common stock and preferred stock (on an as converted to common stock basis).  Durus has indicated that it will vote all of its shares of Series B preferred stock and common stock in favor of the proposals set forth in this proxy statement.

Each share of common stock entitles the holder thereof to one vote on all matters to come before the annual meeting.  Our shares of Series B preferred stock are divided into two series, Series B-1 preferred stock and Series B-2 preferred stock.  Pursuant to the certificate of designation for our Series B preferred stock, each share of Series B preferred stock shall have the right to one vote for each share of common stock into which such share of Series B preferred stock would be converted, assuming that the conversion price for such share of Series B preferred stock is equal to the closing price of our common stock on the earlier of (i) the date that an agreement is entered into between us and the holder of such share of Series B preferred stock for the purchase of such share of Series B preferred stock and (ii) the date that such share of Series B Preferred is issued.  The closing price of our common stock on March 31, 2006 (the date we agreed to issue 5,000 shares of Series B-1 preferred stock) was $1.26 per share, and the closing price of our common stock on June 23, 2006 (the date we agreed to issue 1,453 shares of Series B-2 preferred stock) was $0.76 per share. Accordingly, with respect to our shares of Series B-1 preferred stock, each such share entitles the holder thereof to vote on all matters to come before the annual meeting at a conversion rate of 787 shares of common stock for each share of preferred stock.  With respect to our shares of Series B-2 preferred stock, each such share entitles the holder thereof to vote on all matters to come before the annual meeting at a conversion rate of 1315 shares of common stock for each share of preferred stock.

At the annual meeting, an inspector of elections will determine the presence of a quorum and tabulate the voting results.  The holders of a majority of the total number of outstanding shares of common stock and Series B preferred stock, on an as converted to common stock basis, entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the annual meeting.  For matters requiring the vote of the holders of the Series B preferred stock voting as a separate class, the holders of a majority of the total number of outstanding shares of Series B preferred stock entitled to vote must be present in person or by proxy to constitute the necessary quorum.

In accordance with Delaware law, properly executed proxies marked “abstain” as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting (i.e., broker “non-votes”) will be considered present for the purposes of determining whether a quorum is in attendance at the annual meeting.

Directors are elected by a plurality vote.  Stockholders have no right to cumulative voting as to any matter to be voted on at the annual meeting, including the election of directors.  A properly executed proxy marked “withhold,” a broker “non-vote” or an abstention will not be calculated in computing a plurality and thus will have no effect on the results of the election of the director nominees listed below.

Any other matter properly brought before the annual meeting requires the favorable vote of a majority of the shares of common stock and Series B preferred stock, on an as converted to common stock basis, represented in person or by proxy and entitled to vote at the annual meeting, unless a different vote is required by law, our restated certificate of incorporation, or our certificate of designation for our Series B preferred stock.  Abstentions are treated as present and entitled to vote under Delaware law and therefore have the effect of a vote against any such proposals.

PROPOSAL TO ELECT DIRECTORS

(Proposal 1)

Nominees for Election of Directors

Our restated certificate of incorporation currently provides that the board of directors is to be divided into three classes of directors, with the classes to be as nearly equal in number as possible.  Our board of directors presently consists of eight directors, and the terms of office of three directors of one class expiring at this annual meeting.

The board of directors has nominated Richard B. Egen, Douglass B. Given and Timothy M. Mayleben for election to the board of directors to serve until the annual meeting in 2009 or their respective successors are elected and qualified.  Each of the three nominees is an incumbent director.

Approval of Proposal 1

Approval of the director nominees requires the affirmative vote of a plurality of the votes cast at the annual meeting by holders of our common stock and Series B preferred stock, voting as a single class.  Accordingly, the directorships to be filled at the annual meeting will be filled by the nominees receiving the highest number of votes.  In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees.  Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy for the election of each of the nominees. You may not cumulate your votes in the election of directors.  If any nominee should become unable or unwilling to serve as a director, the persons named in the proxy intend to vote for the election of such substitute nominee for director as the board of directors may recommend.  It is not anticipated that any nominee will be unable or unwilling to serve as a director.

The board of directors unanimously recommends a vote “FOR” the election of each of the director nominees.

Information About Nominees and Continuing Directors

Biographical information concerning each of the nominees and each of the directors continuing in office is presented below.

Nominees for Election for a Three-Year Term

Expiring at the 2009 Annual Meeting

Richard B. Egen, 66	Director since November 1997

Mr. Egen was chairman of our board of directors since May 1999.  Mr. Egen recently retired as chairman but remains director on our board of directors.  From January 1997 to July 2001, Mr. Egen served as President and Chief Executive Officer of NephRx Corporation, a biotechnology company that is developing technology for kidney growth factors. From January through December 1996, Mr. Egen was an independent business consultant. From 1989 to 1995, Mr. Egen was President and Chief Executive Officer of Clintec International, a joint venture owned by Baxter International Inc. and Nestlé S.A. Clintec International was engaged in the development of clinical nutrition products. Prior to working at Clintec International, Mr. Egen held various senior management positions during his fifteen-year career with Baxter International Inc. Mr. Egen serves as a director of Optical Sensors Incorporated.

Douglass B. Given, 54	Director since June 2006

Dr. Given is a partner at Bay City Capital LLC, a merchant bank providing advisory services and investing in life science companies, a position he has held since January 2005.  Dr. Given previously served as Venture Partner at Bay City Capital from January 2005 to December 2005, and Executive in Residence and Limited Partner at Bay City Capital from October 2000 to December 2003.  Dr. Given is also chairman of VIA Pharmaceuticals, Inc., a drug development company targeting vascular inflammation that he founded in 2003.  From July 2001 to June 2003, Dr. Given was President, Chief Executive Officer and a director of NeoRx Corporation, a life sciences company developing products for targeted delivery of cancer therapeutics.  Prior to joining NeoRx Corporation, Dr. Given was Corporate Senior Vice President and Chief Technology Officer of Mallinckrodt, Inc. from August 1999 to October 2000.  From January 1993 to July 1999, Dr. Given served as Chief Executive Officer and a director of Progenitor, Inc. and Mercator Genetics, Inc.  He has held positions as Vice President of Schering Plough Research Institute; Vice President of Monsanto / GD Searle Research Laboratories and Medical Advisor to Lilly Research Laboratories. Dr. Given holds an M.D. and a Ph.D. from the University of Chicago, and an M.B.A. from the Wharton School of Business, University of Pennsylvania.  He is on the Advisory Council to the University of Chicago for Biological Sciences and he is a director of SemBioSys Genetics Inc., a Canadian biotechnology company.

TimothyM. Mayleben, 46	Director since June 2006

Mr. Mayleben is a consultant with ElMa Advisors LLC, an entity formed by Mr. Mayleben, where he has been advising life science and health care companies since 2004. Mr. Mayleben is a director of NightHawk Radiology Holdings, Inc., a publicly traded provider of overnight and off-hour radiology coverage for hospitals, a position he has held since February 2005.  Mr. Mayleben is also a director of Aastrom Biosciences, Inc., a publicly traded developer of automated cell therapy system, where he has served since June 2005.  From 2002 to 2004, Mr. Mayleben served as Chief Operating Officer of Esperion Therapeutics, a biopharmaceutical company, and from 1998 to 2004 as Esperion’s Chief Financial Officer. Mr. Mayleben received a B.B.A. from the University of Michigan and an M.B.A. with distinction from Northwestern University.

Directors Continuing in Office
Until the 2007 Annual Meeting

Laurence P. Birch, 46	Director since March 2006

Mr. Birch joined us in February 2005 as Senior Vice President and assumed the duties of Chief Financial Officer effective March 17, 2005.  Mr. Birch served as our Interim President and Chief Executive Officer from March 31, 2006 until June 23, 2006.  Mr. Birch also has served as one of our directors since March 31, 2006.

From 2003 until he joined us, Mr. Birch served as Managing Director for Stratego Partners, a corporate cost management company.  From 2002 to 2003, he served as Chief Financial Officer of Seurat, Inc. From 2001 to 2002, he served as Chief Financial Officer of Fieldglass, Inc.  From 2000 to 2001, he served as Senior Vice President and Chief Financial Officer of Technology Solutions, Inc.  In 2000, he served as Chief Financial Officer of Brigade, Inc. From 1999 to 2000, he served as Chief Financial Officer of Gateway Homecare, Inc.  Mr. Birch has over fifteen years experience in the healthcare sector which includes his fourteen years with Baxter International, Inc. and American Hospital Supply in various financial positions.  Mr. Birch received his Bachelor of Science degree in finance from the University of Illinois, his M.B.A. from the Kellogg Graduate School of Management at Northwestern University, and is a Certified Public Accountant.

Howard J. Lewin, 45	Director since June 2006

Mr. Lewin has served as our President and Chief Executive Officer since June 23, 2006.  Mr. Lewin previously was with DaVita Inc., one of the two largest companies in the U.S. providing dialysis services to patients suffering from chronic kidney failure, from 2000 to 2004. Mr. Lewin held several positions at DaVita, including Group Vice President, Mergers and Acquisitions, from 2003 to 2004 and Group Vice President, Field Operations, from 2000 to 2004. Prior to joining DaVita, Mr. Lewin served as Chief Executive Officer of New Vision Laser Centers, President of Vivra Nephrology Partners, Vice President of Finance of IG Laboratories and Vice President/Chief Financial Officer of Odyssey Biomedical Corp. Mr. Lewin received his M.B.A. from Harvard University and his Bachelor of Science degree in Chemical Engineering from Cornell University.

Rosemary Mazanet, 50	Director since August 2006

Dr. Mazanet has served as the Chief Executive Officer of Breakthrough Therapeutics, LLC, a privately held therapeutic development company, since February 2004.  She has served as the acting CEO of Access Pharmaceuticals (OTCBB: ACCP) since May 2005, and was elected to its board of directors in May 2006. She also has served as a member of the board of directors of GTx, Inc. (Nasdaq: GTXI), a biopharmaceutical company dedicated to developing therapeutics for serious conditions related to men’s health, since October 2001.  From June 1998 to February 2004, Dr. Mazanet served as Chief Scientific Officer and a General Partner of Oracle Partners, L.P., a hedge fund.  Prior to joining Oracle Partners, Dr. Mazanet served as the director of Clinical Research at Amgen, Inc., a pharmaceutical company.  Dr. Mazanet is a member of the board of Trustees of the University of Pennsylvania School of Medicine.  She trained in internal medicine at the Brigham and Women’s Hospital and in oncology at the Dana Farber Cancer Institute, both part of the Harvard Medical system, where she was a staff physician prior to joining Amgen.  Dr. Mazanet holds a B.A. in Biology from the University of Virginia and an M.D. and a Ph.D. from the University of Pennsylvania.

Directors Continuing in Office
Until the 2008 Annual Meeting

Leslie L. Lake, 42	Director since June 2006

Ms. Lake has been chairperson of our board of directors since June 2006.  Ms. Lake is a Managing Director of the Invus Group, LLC, a private equity firm based in New York where she has managed the fund portfolio since 1995 and has been an active biotech and healthcare investor.  Prior to joining Invus, Ms. Lake was the Executive Vice President of Cofinam, Inc., the family office of the Charles Feeney Family where she managed the firm’s liquid investments from 1990 to 1995.  From 1993 to 1998, she also was the external Chief Investment Officer to the Mitchell Kapor Family, founder of Lotus 1-2-3.  Ms. Lake began her career as an analyst for Joseph P. Kennedy Enterprises, the family office of the Kennedy, Shriver and Lawford families.  Ms. Lake holds a B.A. in Economics from Simmons College.

Gretchen C. Piller, 42	Director since June 2006

Ms. Piller has been director of Research for Torrey Associates, LLC, an asset management firm focused on investing in global hedge funds, a position she has held since 2000.  Prior to joining Torrey, Ms. Piller worked as a Principal and Portfolio Manager at Croesus Capital Management, LLC, a hedge fund firm specializing in emerging markets, from 1994 to 1999.  At Croesus, Ms. Piller was involved in investing primarily in Latin America and Central/Eastern Europe, including Russia and the CIS in equity, debt, commodities, and foreign exchange.  Prior to joining Croesus, Ms. Piller was a Vice President and Portfolio Manager at Putnam Investments in the Global Fixed Income Department from 1987 to 1994.  Ms. Piller is a graduate of Mount Holyoke College and holds an M.B.A. degree from Boston University.

Board of Directors and Committees of the Board of Directors

The board of directors currently has two standing committees: the audit committee and the compensation committee.  During 2005, the board of directors also had a nominating committee.  The board of directors held six meetings during 2005, the audit committee held six meetings, the compensation committee held five meetings and the nominating committee held seven meetings.  During 2005, each director attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period such director served as a director and the total number of meetings held by each committee of the board of directors on which such director served during the period for which such director served.

Audit Committee.  The audit committee’s functions, among others, are to appoint our independent auditor and set the compensation and oversee the work performed by the independent auditor, consider the adequacy of our internal controls and review any proposed corrective actions, review and monitor our compliance with legal and regulatory requirements, and discuss with management and the independent auditors our annual and quarterly financial statements and key accounting and/or reporting matters.  A copy of the audit committee’s charter is available on our website at www.aksys.com and is attached as Appendix G to this proxy statement.

During 2005 and until June 23, 2006, the audit committee consisted of Mr. Egen, Allan R. Meyer and Brian J. G. Pereira, with Mr. Meyer serving as chairman of the committee and as “audit committee financial expert” as defined under rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002.  Each of such members of the audit committee was independent within the meaning of the regulations adopted by the SEC under the Sarbanes-Oxley Act of 2002 and the requirements of the Nasdaq Stock Market regarding audit committee membership.  As of June 23, 2006, the audit committee consists of Mr. Egen, Dr. Given and Mr. Mayleben, with Mr. Mayleben serving as chairman of the committee and as “audit committee financial expert.”  Each of the current members of the audit committee are independent within the meaning of the regulations adopted by the SEC under the Sarbanes-Oxley Act of 2002 and the requirements of the Nasdaq Stock Market regarding audit committee membership.

Compensation Committee.  The compensation committee is responsible for, among other things, approving overall compensation policy, determining and approving the compensation of the Chief Executive Officer and other senior officers, approving appointments and promotions of senior officers and key employees, and administering our stock-based, profit-sharing and incentive compensation plans, and grants of awards thereunder.  Prior to June 23, 2006, the compensation committee consisted of Messrs. Egen, Meyer and Bernard R. Tresnowski, with Mr. Egen serving as chairman of the committee.  Each of such members of the compensation committee was independent within the meaning of the requirements of the Nasdaq Stock Market regarding compensation committee membership. A copy of the compensation committee’s charter is available on our website at www.aksys.com.  Following the closing of our financing transactions with Durus in June 2006, Ms. Lake, Ms. Piller and Dr. Given replaced Messrs. Egen, Meyer and Tresnowski on the compensation committee.  See “Certain Relationships and Related Transactions” for more information about the transactions with Durus.

Nominating Committee.  During 2005, the board of directors also had a nominating committee.  The nominating committee was responsible for, among other things, establishing criteria for board membership, considering, recommending and recruiting candidates to fill new positions on the board, reviewing candidates recommended by stockholders, and recommending the director nominees for approval by the board and the stockholders.  The nominating committee consisted of Messrs. Egen, Pereira and Tresnowski, with Mr. Tresnowski serving as chairman of the committee.  Each of such members of the nominating committee was independent within the meaning of the requirements of the Nasdaq Stock Market regarding nominating committee membership.  A copy of the nominating committee’s charter is available on our website at www.aksys.com.

Following the closing of our financing transactions with Durus in June 2006, our board of directors determined not to appoint any directors to the nominating committee.  Accordingly, the board of directors currently does not have a formal nominating committee, and all decisions regarding director nominations are addressed by the entire board of directors.

“Controlled Company” Exception.   We currently are relying on the “controlled company” exception available under the Nasdaq Stock Market rules, which exempts us from the Nasdaq rules requiring that our compensation and nominating committees be comprised solely of “independent directors” as defined in the Nasdaq rules. We can rely on the “controlled company” exception because more than 50% of the voting power of the company is held by Durus.  The “controlled company” exception also exempts us from the requirement that our board of directors be comprised of a majority of independent directors.  The “controlled company” exception does not modify the independence requirements for our audit committee composition.

Director Nomination Process.  Our board of directors does not have a formal written policy with respect to the consideration of director candidates recommended by our stockholders.  Our board of directors will, however, consider nominations from our stockholders.  There are no specific, minimum qualifications that are required to be met for a position on our board of directors, nor are there any specific qualities or skills that are necessary for one or more of our directors to possess, other than as are necessary to meet specific requirements under the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. for Nasdaq-listed issuers.  Our board of directors shall consider a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of our board of directors.

Compensation Committee Interlocks and Insider Participation.

None of the individuals on our compensation committee were officers or employees of our company at any time.  None of our current executive officers served as members of the board of directors or compensation committee of any other entity which has one or more executive officers serving as a member of our board of directors or compensation committee.

Board Compensation

Cash Compensation.    Each non-employee director currently receives an annual retainer fee of $12,000, an annual retainer fee of $4,000 for serving on the audit committee, an annual retainer fee of $10,000 for serving as the chairperson of the audit committee, and an annual retainer fee of $5,000 for serving as the chairperson of any other board committee.  Each of the annual retainers is payable quarterly in arrears.  In addition, non-employee directors receive a board meeting fee of $1,000 for meetings in person or $500 for meetings by telephone, and a fee of $500 per committee meeting unless the meeting is on the same day as a regularly scheduled board meeting.  Non-employee directors also are reimbursed for reasonable travel expenses incurred in attending board and board committee meetings.

The cash compensation paid to non-employee directors was increased to the above amounts in June 2006. For the period from January 2005 to June 2006, non-employee directors received the same per meeting fees described above, but non-employee directors were not paid any annual retainer fees for serving on the board or any committee.

Equity Compensation.    Each non-employee director is granted an option to purchase 90,000 shares of common stock at the time of such director’s initial appointment or election to the board.  Such options vest in 12 equal quarterly installments over 36 months, subject to accelerated vesting upon a change of control of the company.  In addition, each non-employee director is granted an automatic option to purchase 8,000 shares of common stock on the later of June 30 of each year or the day next following each annual meeting of our stockholders.  These options vest and become exercisable in four equal installments on the first day of each calendar quarter that the director serves on the board of directors after the date of grant.

The number of options granted to non-employee directors upon their initial appointment was increased to the above amounts in June 2006.  For the period from January 2005 to June 2006, a newly elected non-employee director received an option to purchase 5,000 shares of common stock.

In accordance with the foregoing, Dr. Given and Mr. Mayleben were each granted an option to purchase 57,958 shares of common stock on June 23, 2006, in connection with their initial appointment to the board. Dr. Given and Mr. Mayleben were each granted options to purchase less than 90,000 shares because there was an insufficient number of shares available under the company’s stock awards plan to grant each director an option to purchase a full 90,000 shares.  The exercise price of each option granted to Dr. Given and Mr. Mayleben is $0.7644 per share.  As additional shares of common stock become available for director option grants, these additional shares shall be allocated to Dr. Given and Mr. Mayleben until each receives initial director options to purchase 90,000 shares of common stock in the aggregate.   In addition, on July 6, 2005, each of Messrs. Egen, Meyer, Tresnowski, Lawrence D. Damron and Dr. Pereira received an option to purchase 8,000 shares of common stock with an exercise price of $2.062.

Ms. Lake and Ms. Piller, each of whom also serves as a director of Durus, have indicated that they will elect to forgo any right they may have to receive cash or equity compensation for service as non-employee directors.

Policy Regarding Board Member Attendance At Annual Meetings

The policy of our board of directors with regard to attendance by members of the board of directors at annual meetings is not to require attendance at such annual meetings, but board members are free to attend if they choose to do so.  Other than Dr. Pereira, all of our directors then in office attended our annual meeting in 2005.

Communication with the Board of Directors

Stockholders who wish to communicate with the board of directors, a board committee or an individual director or directors may do so by sending correspondence addressed to the board of directors, a board committee or such individual director or directors, c/o Corporate Secretary, Aksys, Ltd., at Two Marriott Drive, Lincolnshire, Illinois 60069.

Code of Ethics and Complaint Process

All of our employees, including our Chief Executive Officer and Chief Financial Officer, as well as our directors, are required to comply with our Code of Ethics to ensure that our business is conducted in a consistently legal and ethical manner.  The Sarbanes-Oxley Act of 2002 requires companies to have procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.  We currently have these procedures in place, which are set forth in the Code of Ethics.  The full text of our Code of Ethics is posted on our web site, at www.aksys.com, under the “Corporate Information—Corporate Governance” captions.  We will disclose future amendments to, or waivers from, certain provisions of our Code of Ethics for our Chief Executive Officer and Chief Financial Officer, if any, on our web site within five business days following the date of the amendment or waiver, or such earlier period of time that the SEC may require.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The table below sets forth certain information with respect to the beneficial ownership of our common stock as of August 25, 2006, by (i) each holder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each current director, (iii) each of our named executive officers listed in the table under the caption “Summary Compensation Table” and (iv) all of our current directors and executive officers as a group.

The number of shares of common stock shown in the table as beneficially owned by Durus includes (i) 12,906,000 shares of common stock issuable upon conversion and exercise of all of the shares of Series B preferred stock and warrants acquired by Durus pursuant to a securities purchase agreement, dated as of March 31, 2006 and (ii) 27,094,000 shares of common stock issuable upon conversion and exercise of all of the additional shares of Series B preferred stock and warrants that Durus has the option to purchase under the securities purchase agreement, assuming Durus fully exercises its option to purchase from us an additional $13,547,000 of our securities pursuant to the terms of the securities purchase agreement.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned (2)	Percent of common stock
Durus Life Sciences Master Fund Ltd.(3)	61,658,725	84.8%
Fusion Capital Fund II, LLC(4)	2,170,543	6.7%
Richard B. Egen(5)	94,500	*
Thomas F. Scully(6)	64,649	*
Jerry D. Fisher(7)	55,778	*
William C. Dow(8)	41,592	*
Lawrence A. Rohrer(5)	39,593	*
Laurence P. Birch(9)	30,019	*
Douglass B. Given(5)	9,660	*
Timothy M. Mayleben(5)	9,660	*
Leslie L. Lake	—	*
Howard J. Lewin	—	*
Rosemary Mazanet	—	*
Gretchen C. Piller	—	*
Nancy S. Schmelkin(10)	—	*
All current directors and executive officers as a group (11 persons)	263,488	0.8%

* Less than one percent of the issued and outstanding shares of our common stock.

(1)                Unless otherwise specified, the address of each of the persons in the table is c/o Aksys, Ltd., Two Marriott Drive, Lincolnshire, Illinois, 60069, and the persons named in the table have sole voting and investment power with respect to the number of shares set forth opposite their names.

(2)                Beneficial ownership is calculated based on 32,441,381 shares of common stock issued and outstanding as of August 25, 2006.  Beneficial ownership has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934.  The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 25, 2006.

(3)                As reported on a Schedule 13D/A filed with the SEC on June 28, 2006 by Durus includes (i) 12,906,000 shares of common stock issuable upon conversion and exercise of the shares of Series B preferred stock and warrants acquired by Durus pursuant to a securities purchase agreement, dated as of March 31, 2006, (ii) 27,094,000 shares of common stock issuable upon conversion and exercise of the additional shares of Series B preferred stock and warrants that Durus has the option to purchase under the securities purchase agreement, assuming an additional investment of $13,547,000, and (iii) 281,454 shares of common stock subject to immediately exercisable outstanding warrants held by Durus.  The business address of Durus is c/o International Fund

Services (Ireland) Ltd., 3rd Floor, Bishops Square, Redmond’s Hill, Dublin 2, Ireland.

(4)              The business address of Fusion Capital Fund II, LLC is 222 Merchandise Mart Plaza, Suite 9-112, Chicago, IL 60654.

(5)                Consists entirely of shares of common stock subject to options presently exercisable or exercisable within 60 days.

(6)              Includes 60,250 shares of common stock subject to options presently exercisable or exercisable within 60 days.

(7)              Mr. Fisher left us in August 2006.  Includes 37,500 shares of common stock subject to options presently exercisable or exercisable within 60 days.

(8)              Mr. Dow resigned from his positions as President and Chief Executive Officer and as one of our directors on March 31, 2006.

(9)              Includes 20,000 shares of common stock subject to options presently exercisable or exercisable within 60 days.

(10)          Ms. Schmelkin left us on May 5, 2006.  Consists entirely of shares of common stock subject to options presently exercisable or exercisable within 60 days.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the persons serving as our executive officers, including their ages and positions with the company, as of September 8, 2006.

Name	Age	Position
Howard J. Lewin	45	President and Chief Executive Officer, and Director

Laurence P. Birch	46	Chief Financial Officer, and Director

Rodney S. Kenley	56	Senior Vice President of Advanced Product Development

Thomas F. Scully	59	Senior Vice President, Global Marketing and Customer Care

Howard J. Lewin

Mr. Lewin was appointed President and Chief Executive Officer of our company on June 23, 2006.  Mr. Lewin previously was with DaVita Inc., one of the two largest companies in the U.S. providing dialysis services to patients suffering from chronic kidney failure, from 2000 to 2004. Mr. Lewin held several positions at DaVita, including Group Vice President, Mergers and Acquisitions, from 2003 to 2004 and Group Vice President, Field Operations, from 2000 to 2004. Prior to joining DaVita, Mr. Lewin served as Chief Executive Officer of New Vision Laser Centers, President of Vivra Nephrology Partners, Vice President of Finance of IG Laboratories and Vice President/Chief Financial Officer of Odyssey Biomedical Corp. Mr. Lewin received his M.B.A. from Harvard University and his Bachelor of Science degree in Chemical Engineering from Cornell University.

Laurence P. Birch

Mr. Birch joined the company in February 2005 as Senior Vice President and assumed the duties of Chief Financial Officer effective March 17, 2005. Mr. Birch also has served as a director of the company since March 31, 2006. From 2003 until he joined the company, Mr. Birch served as Managing Director for Stratego Partners, a corporate cost management company. From 2002 to 2003, he served as Chief Financial Officer of Seurat, Inc. From 2001 to 2002, he served as Chief Financial Officer of Fieldglass, Inc. From 2000 to 2001, he served as Senior Vice President and Chief Financial Officer of Technology Solutions, Inc. In 2000, he served as Chief Financial Officer of Brigade, Inc. From 1999 to 2000, he served as Chief Financial Officer of Gateway Homecare, Inc. Mr. Birch has over fifteen years experience in the healthcare sector which includes his fourteen years with Baxter International, Inc. and American Hospital Supply in various financial positions. Mr. Birch received his Bachelor of Science degree in finance from the University of Illinois, his M.B.A. from the Kellogg Graduate School of Management at Northwestern University, and is a Certified Public Accountant.

Rodney S. Kenley

Mr. Kenley was appointed Senior Vice President of Advanced Product Development in February 2004. Mr. Kenley founded Aksys in 1991 and served in various capacities, including Chief Executive Officer, Chief Operating Officer, and Vice President, Business Development, until he left in 1999. During his five years away from the company, Mr. Kenley founded OrthAssist, a company which provides management services for orthopedic physician offices. Mr. Kenley rejoined the company in February 2004. He has 30 years of experience in healthcare, most of which have been spent in the Renal Replacement Therapy arena. Prior to founding Aksys, he held several positions at Baxter Healthcare from 1977 through 1990, including International Marketing Manager, Business Unit Manager for Peritoneal and Hemodialysis products, Manager of New Business Development, Director of Worldwide Product Planning, Director of Advanced Product Development, and Vice President of Electronic Drug Infusion. Mr. Kenley received his Bachelor of Arts degree in Biology and Chemistry from Wabash College, a Masters of Science degree in Molecular Biology from Northwestern University, and a Masters of Management from the Kellogg Graduate School of Management at Northwestern University.

Thomas F. Scully

Mr. Scully was appointed Senior Vice President of Manufacturing and Global Logistics in January 2002. Mr. Scully joined the company in January 1996, and served as Vice President of Operations through December 2001. Mr. Scully has over 30 years of experience in the healthcare sector. From 1971 to 1995, Mr. Scully worked at Baxter International, Inc. in various operational roles, including Vice President, Sales and Operations of the Renal Division. In that role, Mr. Scully was involved principally in the design, development and management of the Renal Division’s home care operations network. Mr. Scully received his Bachelor of Arts degree from the University of Notre Dame and his Masters Management degree from Northwestern University. Mr. Scully served as a Captain in the U.S. Army.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The table below provides information relating to compensation for our former Chief Executive Officer and our other five highest paid executive officers during the fiscal year ended December 31, 2005.  These executive officers are collectively referred to as the “named executive officers.”

Summary Compensation Table

	Annual				Long-Term Compensation
	Compensation				Securities
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Underlying Options (#)	All Other Compensation ($)
William C. Dow(1)	2005	345,000	129,375	—	20,000	—
Former President and Chief	2004	345,000	129,375	—	300,000	—
Executive Officer	2003	335,000	167,500	—	40,000	—

Laurence P. Birch(2) Senior Vice President and Chief Financial Officer	2005	210,301	—	—	150,000	—

Jerry D. Fisher(3)	2005	219,313	64,500	—	5,000	—
Former Senior Vice President	2004	40,313	—	—	75,000	—
and Chief Technology Officer

Lawrence A. Rohrer(4)	2005	220,967	32,603	—	5,000	—
Former Senior Vice President,	2004	217,350	32,603	—	20,000	—
Global Sales and General	2003	125,682	34,776	—	35,000	—
Manager, International

Thomas F. Scully	2005	211,313	32,292	—	5,000	—
Senior Vice President,	2004	207,000	32,292	—	5,000	—
Manufacturing and Operations	2003	198,392	53,419	—	7,500	—

Nancy S. Schmelkin(5)	2005	211,313	31,050	—	5,000	—
Former Senior Vice President,	2004	205,833	55,200	—	5,000	—
Marketing and Customer Care	2003	176,154	4,599	—	27,500	—

(1)         Mr. Dow resigned from his positions as President and Chief Executive Officer and one of our directors in March 2006.

(2)         Mr. Birch joined us in February 2005.

(3)             Mr. Fisher left us in August 2006.

(4)         Mr. Rohrer left us in July 2006.

(5)             Ms. Schmelkin left us in May 2006.

Stock Option Grants

The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended December 31, 2005.

Option Grants In Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal 2005	Exercise Price (Per Share)(1)	Expiration Date(2)	Grant Date Value(3)
William C. Dow	20,000	5.7%	$4.65	02/28/15	$68,600
Laurence P. Birch	150,000	42.9	4.65	02/28/15	514,500
Jerry D. Fisher	5,000	1.4	4.65	02/28/15	17,150
Lawrence A. Rohrer	5,000	1.4	4.65	02/28/15	17,150
Thomas F. Scully	5,000	1.4	4.65	02/28/15	17,150
Nancy S. Schmelkin	5,000	1.4	4.65	02/28/15	17,150

(1)        Options were granted at an exercise price equal to the closing price of our common stock on the Nasdaq Stock Market on the grant date.

(2)          Options granted to the named executive officers are subject to vesting and, accordingly, may terminate before the dates indicated.  Options generally vest over a four-year period.

(3)        The estimated present value at grant date of options granted during fiscal 2005 has been calculated using the Black-Scholes options pricing model, based upon the following assumptions: estimated time until exercise of five years; an average risk-free interest rate of 3.90%; a volatility rate of 94.55%; and an expected dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.”

Stock Option Holdings

The following table sets forth information with respect to the named executive officers concerning stock options held as of December 31, 2005.

Aggregated Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End(1) Exercisable/ Unexercisable
William C. Dow	—	—	634,500 / 197,500	$0
Laurence P. Birch	—	—	0 / 150,000	0
Jerry D. Fisher	—	—	20,000 / 60,000	0
Lawrence A. Rohrer	—	—	31,250 / 28,750	0
Thomas F. Scully	—	—	45,875 / 18,125	0
Nancy S. Schmelkin	—	—	39,375 / 23,125	0

(1)          Options are considered “in the money” if the fair market value of the underlying securities exceeds the exercise price of the options. The year-end values represent the difference between the fair market value of the common stock subject to the options and the exercise price of the options.  The stock’s closing price as reported on the Nasdaq National Market was $.6527 on December 30, 2005.  As of December 31, 2005, (a) Mr. Dow had options to purchase 450,000 shares at $5.31 per share, 22,000 shares at $16.75 per share, 40,000 at $5.61 per share, 200,000 at $7.20 per share, 100,000 shares at $6.01 per share, and 20,000 shares at $4.65 per share; (b) Mr. Birch had options to purchase 150,000 shares at $4.65 per share; (c) Mr. Fisher had options to purchase 75,000 shares at $5.10 per share and 5,000 shares at $4.65 per share; (d) Mr. Rohrer had options to purchase 5,000 shares at $8.69 per share, 30,000 shares at $8.69 per share, 5,000 shares at $7.20 per share, 15,000 shares at $5.07 per share and 5,000 shares at $4.65 per share; (e) Mr. Scully had options to purchase 1,500 shares at $4.82 per share, 40,000 shares at $4.65 per share, 5,000 shares at $6.32 per share, 7,500 shares at $6.10 per share, 5,000 shares at $7.20 per share and 5,000 shares at $4.65 per share; and (f) Ms. Schmelkin had options to purchase 25,000 shares at $5.08 per share, 2,500 shares at $6.10 per share, 25,000 shares at $10.07 per share, 5,000 shares at $7.20 per share, and 5,000 shares at $4.65 per share.

Employment Contracts, Termination of Employment and Change in Control Arrangements

We have entered into employment arrangements with certain current and former executive officers as described below.

Howard J. Lewin

In connection with the hiring of Mr. Lewin as our President and Chief Executive Officer, we agreed upon the terms and conditions of his employment in an executive employment agreement dated as of June 23, 2006.  The employment agreement provides for an annual base salary of $350,000 per year to be reviewed annually for appropriate increases in accordance with the established procedures of the company.  Subject to the terms of the employment agreement, Mr. Lewin’s target level of bonus will be 80% of his base salary.  Mr. Lewin’s opportunity to earn any such bonus payment shall be based on achievement of customary performance objectives established by the company’s board of directors or its compensation committee.  For the calendar year ending on December 31, 2006, such bonus shall be pro-rated based on the number of days Mr. Lewin is employed by the company for such year. We also agreed to provide Mr. Lewin with a housing allowance not to exceed $3,000 per month and to reimburse Mr. Lewin for reasonable commuting costs to our offices in Illinois. The board of directors may elect to terminate such payments after Mr. Lewin has completed 24 months of employment with the company.

Mr. Lewin received non-qualified stock options to purchase 2.5 million shares of our common stock in two tranches. The first tranche consists of options to purchase 1.2 million shares of common stock at an exercise price of $0.7644 per share, the closing price of the company’s stock on the Nasdaq Capital Market on June 23, 2006. Three hundred thousand of these shares vest on the first anniversary of the grant date, with 1/36th of the remaining 900,000 shares vesting monthly thereafter. The second tranche consists of non-qualified stock options to purchase 1.3 million shares of common stock at an exercise price of $0.7644 per share. These shares vest in varying amounts upon the achievement of certain financial, operational and stock price milestones. All of the options granted to Mr. Lewin have a ten-year term and shall immediately vest upon a change of control of the company.

 Mr. Lewin’s employment agreement provides that if his employment with the company be terminated by Mr. Lewin for good reason or by the company not for cause other than in connection with a change of control of the company, Mr. Lewin will receive 18 months of his then current base salary and, if the termination date is on or after January 1, 2008, a pro-rated bonus based on the bonus, if any, paid to Mr. Lewin for the fiscal year prior to termination (paid over 18 months).  In addition, the shares subject to the first option tranche shall continue to vest for an additional six months following termination, and Mr. Lewin shall have twelve months after his termination date to exercise such options to the extent vested. Mr. Lewin also will be permitted to exercise the second option tranche during the 12 months following termination to the extent that such options are vested on the date of termination or subsequently vest during such 12-month period as a result of the attainment of financial, operational and stock price milestones.

Should there be a change of control of the company and Mr. Lewin’s employment is, within 12 months thereafter, terminated by Mr. Lewin for good reason or by the company not for cause, Mr. Lewin will receive 24 months of his then current base salary, a pro-rated bonus based on Mr. Lewin’s bonus, if any, for the fiscal year prior to termination (payable over the course of 24 months), and an amount equal to two times Mr. Lewin’s prior year’s bonus paid in cash (payable over the course of 24 months), provided that in the event Mr. Lewin’s employment is terminated during the first year of employment, such bonus shall be $280,000.  All options granted to Mr. Lewin will vest immediately upon a change of control of the company, and Mr. Lewin will have 12 months after the termination of his employment to exercise any stock options granted to him.  Mr. Lewin’s entitlement to any severance payments upon termination of employment, whether or not in connection with a change of control, is contingent upon his execution of a written release.

Laurence P. Birch

In connection with the hiring of Mr. Birch as our Chief Financial Officer, we agreed upon the terms and conditions of his employment in an offer letter dated February 28, 2005.  Mr. Birch’s offer letter provides for an annual salary of $245,000 and for a signing bonus of $5,000.  The offer letter also provides that Mr. Birch is eligible to participate in our cash incentive compensation plan in amounts and percentages as determined by our board of directors, equating to 30% of his annual base salary, paid against achievement of agreed upon objectives and at the discretion of the board of directors.

In connection with his hiring, Mr. Birch was granted an option to purchase 150,000 shares of our common stock, at an exercise price of $4.65 per share.  The options vest according to the following schedule: (1) 80,000 shares vest over four years, with 25% of the shares subject to the options vesting on each anniversary of the grant date, (2) 20,000 shares vest when we secure funds to cover all of 2006, (3) 20,000 shares vest at the end of the first quarter with positive gross profit and (4) 30,000 shares vest at the end of the first quarter with positive cash flow.  Should there be a change of control of the company, all of Mr. Birch’s unvested options will immediately vest.

Mr. Birch’s offer letter provides that in the event that his employment is terminated without cause, he is entitled to receive severance pay equal to 12 months salary paid over a 12 month period.  In the event that Mr. Birch’s position is eliminated in connection with a change of control of the company, he is entitled to receive a lump sum payment equal to 12 months salary.  While Mr. Birch is employed by us and for one year thereafter, he is prohibited from competing with us and soliciting our employees, customers, suppliers or other business relations.

Mr. Birch has agreed to maintain the confidentiality of our confidential information and to assign to us the rights to any and all inventions developed by Mr. Birch during his employment with us.

Jerry D. Fisher

Mr. Fischer left our company in August 2006.  In connection with the earlier hiring of Mr. Fisher, we agreed upon the terms and conditions of his employment in an offer letter dated October 8, 2004.  Mr. Fisher’s offer letter provided for an annual salary of $215,000 and for a guaranteed bonus of $64,500 for 2004.  The offer letter also provided that Mr. Fisher was eligible to participate in our cash incentive compensation plan in amounts and percentages as determined by our board of directors, equating to 30% of his annual base salary, paid against achievement of agreed upon objectives and at the discretion of the board of directors.

Pursuant to his offer letter, Mr. Fisher was granted an option to purchase 75,000 shares of our common stock, at an exercise price of $5.10 per share.  The options vested over four years, with 25% of the shares subject to the options vesting on each anniversary of the grant date.

For one year after Mr. Fisher’s employment with us, he is prohibited from competing with us and soliciting our employees, customers, suppliers or other business relations.  Mr. Fisher is entitled to severance equal to six months’ salary.  The first three months of the severance payments are paid monthly, and the second three months are paid month to month provided that Mr. Fisher remains unemployed.   Mr. Fisher agreed to maintain the confidentiality of our confidential information and to assign to us the rights to any and all inventions developed by Mr. Fisher during his employment with us.

Lawrence A. Rohrer

Mr. Rohrer left the company in July 2006.  In connection with the earlier hiring of Mr. Rohrer, we agreed upon the terms and conditions of his employment in an offer letter dated May 14, 2003.  Mr. Rohrer’s offer letter provided for an annual salary of $210,000.  The offer letter also provided that Mr. Rohrer was eligible to participate in our cash incentive compensation plan in amounts and percentages as determined by our board of directors, equating to 30% of his annual base salary, paid against achievement of agreed upon objectives and at the discretion of the board of directors.

Pursuant to the terms of his offer letter, Mr. Rohrer was granted an option to purchase 30,000 shares of our common stock, at an exercise price of $8.69 per share.   The options vested over four years, with 25% of the shares subject to the options vesting on each anniversary of the grant date.  The offer letter provided that should there be a change of control of the company, a minimum of 10,000 of such options would immediately vest.  The offer letter also provided for a grant of up to an additional 25,000 options that would be fully vested on the grant date if certain performance objectives were met during 2003.  These objectives were not met in 2003 and no such options were granted to Mr. Rohrer.

For one year following Mr. Rohrer’s employment, he is prohibited from competing with us and soliciting our employees, customers, suppliers or other business relations.  Mr. Rohrer is entitled to severance equal to six months salary.  The first three months of the severance payments are paid monthly, and the second three months will be paid month to month provided that Mr. Rohrer remains unemployed.   Mr. Rohrer agreed to maintain the confidentiality of our confidential information and to assign to us the rights to any and all inventions developed by Mr. Rohrer during his employment with us.  Mr. Rohrer left our company in July 2006.

Thomas F. Scully

In connection with the hiring of Mr. Scully as our Senior Vice President, Manufacturing and Operations, we agreed upon the terms and conditions of his employment in an offer letter dated November 15, 1995.  Mr. Scully’s offer letter provides for an annual salary of $110,000.  In connection with his hiring, Mr. Scully received 45,000 restricted shares of our common stock, which vested over a four year period.  One-fourth of the shares vested one year after the grant date and the remaining shares vested on a monthly basis thereafter over a three year period.  We also entered into a severance, confidentiality and non-competition agreement with Mr. Scully on January 2, 1996, which provides for a non-competition period of two years following his resignation or termination of his employment by us for cause or for one year following termination of his employment by us without cause or due to disability.  In the event that Mr. Scully’s employment is terminated without cause, he will be entitled to six months’ salary.  Mr. Scully has agreed to maintain the confidentiality of our confidential information and to assign to us the rights to any and all inventions developed by Mr. Scully during his employment with us.

William C. Dow

We entered into a separation agreement and general release with Mr. Dow on May 4, 2006.  Pursuant to the separation agreement, Mr. Dow received a lump sum payment of $368,000.  Mr. Dow also received a lump sum payment of $15,300, which may be used to pay for insurance premiums he incurs as a result of his election to continue his health insurance coverage under COBRA.  These payments discharge any other severance obligations that we may have to Mr. Dow.  Mr. Dow also has released us of any and all claims in connection with his departure from us, and Mr. Dow has agreed not to compete with us or solicit our employees for one year.

In connection with the separation agreement, we entered into a consulting agreement with Mr. Dow effective as of April 30, 2006. The consulting agreement provided for a consulting period commencing on April 30, 2006, the date upon which Mr. Dow’s employment with us terminated.  During the consulting period, Mr. Dow agreed to be available to consult with our officers and directors regarding our business and to perform such other consulting services as we reasonably request.  In consideration of the services rendered by Mr. Dow under the consulting agreement, we agreed to pay Mr. Dow a monthly consulting fee equal to $10,000 per month.  The consulting agreement was terminated effective as of August 30, 2006.

Nancy S. Schmelkin

Ms. Schmelkin left our company in May 2006.  In connection with her departure, we entered into a letter agreement on June 2, 2006, providing that we will pay Ms. Schmelkin severance in the amount of approximately $106,000, less required deductions, representing six months of Ms. Schmelkin’s base salary. The severance amount is paid in equal installments over six months.  Ms. Schmelkin also has released us from any and all claims in connection with her departure from the company.

Compensation Deferrals and Retention Payment Program

On December 8, 2005, our board of directors voted to cancel our 2005 bonus program.  In addition, our Senior Vice Presidents and Chief Financial Officer currently are taking a temporary 20% deferral in base pay, which began on February 1, 2006.  We expect that such deferred compensation will be repaid in 2006.

On December 6, 2005, we announced a plan to reduce the size of our workforce, and on December 8, 2005, our board of directors also approved a retention payment program for those employees who remain with us through quarterly intervals in 2006.  Payments under the retention program are made quarterly and are based on a percentage of each employee’s base compensation.

Equity Compensation Plan Information

The following table sets forth information about our common stock that may be issued under all of our existing equity compensation plans as of December 31, 2005, including the 1993 Stock Option Plan, the 1996 Stock Awards Plan and the 2001 Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,188,602	$6.38	751,797
Equity compensation plans not approved by security holders	150,000	$4.65	—
Total	3,338,602	$6.30	751,797

Certain Relationships and Related Transactions

Transactions with Durus

On June 23, 2006, we closed the financing transactions with Durus following our execution of a securities purchase agreement, a bridge loan agreement and related agreements in March 2006.  We have described the terms of these agreements with Durus in more detail below.

Securities Purchase Agreement.  We entered into a securities purchase agreement with Durus dated as of March 31, 2006.  Pursuant to the terms of the securities purchase agreement, Durus exchanged at the closing of the securities purchase agreement on June 23, 2006, approximately $5.0 million of existing subordinated promissory notes of the company held by Durus for new shares of our Series B preferred stock, convertible into 5,000,000 shares of our common stock at an initial conversion price of $1.00 per share, and warrants to purchase 5,000,000 shares of common stock at an initial conversion price of $1.10 per share.  Holders of the Series B preferred stock are entitled to elect one director to our board of directors. As the only holder of the Series B preferred stock immediately after the closing of the securities purchase agreement, Durus alone exercise this right.  In addition, Durus has the right to designate a majority of the members of our board of directors under the terms of the investor rights agreement as described further below.  The holders of Series B preferred stock are entitled to vote, on an as converted to common stock basis, together with the holders of our common stock as a single class with respect to any matter upon which holders of our common stock have the right to vote.

Durus’ shares of Series B preferred stock will have an aggregate liquidation preference of $5.0 million, accrue dividends at the rate of 10% per annum and become redeemable after seven years at the option of the holders of a majority of the voting power of the shares of Series B preferred stock then outstanding or, at the option of Durus, at an earlier date upon the occurrence of specified trigger events.  We also are required to obtain the consent of the holders of at least two-thirds of the outstanding shares of Series B preferred stock prior to taking certain actions.

Additional Investments Under Securities Purchase Agreement.   The securities purchase agreement provides that Durus has the option, at or following the initial closing of the securities purchase agreement, to invest, by itself or with other investors designated by Durus and at one or more closings, up to an additional $15 million in cash for additional shares of Series B preferred stock and warrants having essentially the same terms as the Series B preferred stock and warrants acquired by Durus at the initial closing.  To the extent that Durus, by itself or with other investors, invests the maximum additional $15 million in cash for such additional shares of Series B preferred stock and warrants, such additional shares of Series B preferred stock are convertible into 15 million shares of common stock at a conversion price of $1.00 per share and the additional warrants are exercisable to purchase 15 million shares of common stock at an exercise price of $1.10 per share.  Durus exercised a portion of this right at the closing of the securities purchase agreement on June 23, 2006, by purchasing an additional 1,453 shares of Series B preferred stock and warrants.

Investor Rights Agreement.  We entered into an investor rights agreement with Durus and Artal Long Biotech Portfolio LLC, or Artal, in connection with the closing of the securities purchase agreement. The investor rights agreement provides that Durus have the right to designate a majority of our board members.  One of the four board members designated by Durus shall also be the board member designated by Durus as the holder of the Series B preferred stock.  The current directors on our board that were designated by Durus are Ms. Lake, Mr. Mayleben, Dr. Mazanet and Ms. Piller.  The investor rights agreement also provides that Durus shall have the right to approve the selection of our chairman of the board, Chief Executive Officer and Chief Financial Officer, and we may not take certain actions without the approval of the board of directors, including the affirmative vote of the board members designated by Durus.

The investor rights agreement also grants Durus and Artal certain registration rights with respect to the sale of shares of our common stock into the open market, and requires us to use our best efforts to register the shares held by Durus and Artal in one or more shelf registration statements. The investor rights agreement also provides that Durus shall have a right of first refusal in the event that the company proposes to sell itself, or greater than 30% of its fully diluted capital stock, to a third party, or the company otherwise accepts a bona fide offer from a third party to acquire the company or such number of shares of the company’s capital stock, on the same terms and conditions, including price, as the terms and conditions applying to the third party.

Loan Agreements.  We entered into a loan agreement on June 23, 2006 with Durus pursuant to which Durus provided approximately $15.9 million in senior secured notes for a combination of cash and the cancellation of certain promissory notes of the company held by Durus.  The loan bears interest at 7% per annum and is payable in full on December 31, 2007.  The loan is evidenced by a secured promissory note.  Durus also has made available to the company as part of the financing a $5 million line of credit to be used by the company to fund its ongoing operations to the extent that the company is unable to obtain other financing and certain funding conditions are met.

The loan agreement contains a number of affirmative and negative covenants and grants certain operational controls over expenditures to Durus.  The loan agreement also provides Durus with the right to accelerate the loan under specified events of default, which include a material adverse change in the company’s business.  In connection with the loan agreement, the company also entered into a security agreement with Durus pursuant to which the company granted Durus a security interest in all of the company’s property.

Amendment of Settlement Agreement.  We previously entered into a settlement agreement with Durus and Artal in February 2004 relating to certain claims we had against Durus and Artal concerning their acquisition of our shares of common stock. On March 31, 2006, we amended the settlement agreement to release Durus and Artal from certain standstill and other restrictive covenants, including the requirement that Durus significantly reduce its ownership of shares of our common stock by May 2006. We also terminated the proxy granted to us by Durus and Artal under the terms of the settlement agreement. That proxy had granted us the power to vote Durus’ and Artal’s shares of our common stock in proportion to the votes cast by other holders of shares of our common stock in matters requiring a stockholder vote. By releasing Durus from the standstill restrictions in the settlement agreement, Durus is free to acquire the shares of Series B preferred stock and the warrants at the closing of the securities purchase agreement, and to exercise the option to acquire additional shares of Series B preferred stock and warrants as provided in the securities purchase agreement. In addition, Durus is no longer prohibited from acquiring more shares of our common stock or other securities or making any solicitation of proxies regarding the voting of shares of our common stock.

Release Agreement.    We also entered into a release agreement on June 23, 2006, with Durus, Artal, Richard B. Egen, Lawrence D. Damron, Alan R. Meyer, Bernard R. Tresnowski and Brian J.G. Pereira pursuant to which the parties released, subject to certain exceptions, all claims they may have had against certain of the other parties thereto.  Messrs. Damron, Meyer, Tresnowski and Pereira resigned from their positions as members of our board of directors in connection with the closing.

Transaction with Fusion Capital

On January 13, 2006, we entered into a common stock purchase agreement with Fusion Capital Fund II, LLC, or Fusion Capital. Funding under the agreement commences once the SEC declares effective a registration statement relating to the transaction and will continue over a 25-month period.  We have not yet filed a registration statement relating to this transaction.  If we pursue this financing, we will be permitted to sell to Fusion Capital up to $40,000 of common stock on each market trading day, up to an aggregate of $20 million of common stock, so long as the market price of our common stock remains above $0.10 and certain other conditions are satisfied.  We have the right to decrease the daily amount to be purchased by Fusion Capital at any time effective upon one trading day's notice. In addition, we have the right to increase the daily purchase amount if the market price of our common stock increases. For every $0.10 increase in the "threshold price" above $0.95, we have the right to increase the daily purchase amount by an additional $4,000. The "threshold price" is the lowest sale price of our common stock during the five trading days immediately preceding delivery of the notice to increase the daily purchase amount.

In addition to the daily purchase amount, we may elect to require Fusion Capital to purchase up to $250,000 of our common stock on any single trading day, provided that the share price is above $1.00 during the ten trading days prior thereto. This amount may be increased to up to $1 million if specified increases in our share price occur.

Pursuant to an amendment to the agreement dated January 27, 2006, we agreed with Fusion Capital that we will not effect any sale under the agreement and that Fusion Capital will not have the right or obligation to purchase any shares of common stock under the agreement to the extent that after giving effect to such purchase, the "exchange cap" has been reached. The "exchange cap" will be deemed to have been reached if, at any time prior to our stockholders approving the transaction contemplated by the agreement, the shares purchased would, together with all shares previously purchased under agreement, exceed 5,998,405 shares of our common stock, or 19.99% of the 30,007,031 outstanding shares of common stock as of the date of the agreement. We may, but are under no obligation to, request that our stockholders approve the transaction contemplated by the agreement with Fusion Capital.

Fusion Capital may terminate the agreement with us upon the occurrence of an event of default, which includes a material adverse change in our business or the failure of our common stock to be listed on the Nasdaq Capital Market or the Nasdaq OTC Bulletin Board. In addition, Fusion Capital has the right to terminate the agreement with us if sales under the agreement have not commenced by September 30, 2006. We expect to request that Fusion Capital provide us with additional time within which to begin to sell shares to Fusion Capital under the agreement, but there can be no assurance that Fusion Capital will agree to any such request.  We have the right to terminate the agreement at any time effective upon one trading day's notice.  In connection with the agreement, in January 2006 we issued 2,170,543 shares of common stock to Fusion Capital as a commitment fee.

Compensation Committee Report on Executive Compensation

The following Compensation Committee Report on Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated.  The material set forth below is a report submitted by the compensation committee regarding compensation policies and programs for executive officers for fiscal year 2005.

Compensation Philosophy and Executive Compensation Objectives

The management compensation program is designed to reward outstanding performance and results.  The compensation philosophy and program objectives are directed by two primary guiding principles.  First, the program is intended to provide fully competitive levels of compensation – at expected levels of performance – in order to attract, motivate and retain talented executives.  Second, the program is intended to create an alignment of interests between the executives and stockholders such that a significant portion of compensation is directly linked to maximizing stockholder value.

In support of this philosophy, the executive compensation program is designed to reward performance that is directly relevant to the short-term and long-term success of the company.  As such, the company attempts to provide both short-term and long-term incentive compensation that varies based on corporate and individual performance.  To accomplish these objectives, the compensation committee has historically structured the executive compensation program with three primary underlying components: base salary, annual incentives and long-term incentives in the form of stock options.  For 2006, the compensation committee also approved a retention bonus program.  The following sections describe these elements of compensation and discuss how each component relates to the overall compensation philosophy.

Base Salary Program

The base salary program is based on a philosophy of providing base pay levels that are competitive with other early commercialization stage companies in the medical device industry.  The company periodically reviews its executive pay levels to ensure consistency with similarly positioned companies in such industry.

Annual salary adjustments are based on several factors: the general level of market salary increases, individual performance and long-term value provided to the company, competitive base salary levels and the company’s overall results.  Effective February 1, 2006, the company’s Senior Vice Presidents and President and Chief Executive Officer initiated temporary 20% deferrals in their base pay to help address the company’s liquidity position.  The company expects that the salary deferrals will be repaid in 2006.

Annual Bonus

Annual bonuses are intended to (1) reward key employees based on company and individual performance, (2) motivate key employees and (3) provide pay-for-performance cash compensation opportunities to participants.  The criteria for bonus payments are based on the achievement of the specific development and company milestones established by the compensation committee at the beginning of each fiscal year.  On December 8, 2005, the company’s board of directors voted to cancel the company’s 2005 bonus program to help address the company’s liquidity position.

On December 6, 2005, the company announced a plan to reduce the size of its workforce, and on December 8, 2005 the company’s board of directors approved a retention payment program for those employees (including executive officers) who remain with the company through quarterly intervals in 2006.  Payments under the retention program will be made quarterly and will be based upon a percentage of each employee’s annual base salary.  The total amount of the payments under the program for 2006 is expected to be approximately $603,000, with named executives including Laurence P. Birch, Chief Financial Officer and then interim President and Chief Executive Officer, Jerry D. Fisher, Senior Vice President and Chief Technology Officer, Lawrence A. Rohrer, Senior Vice President Global Sales and General Manager, International and Thomas F. Scully, Senior Vice President Manufacturing and Operations eligible to receive a total of approximately $189,000.

Long-Term Incentives

Long-term incentives are designed to focus the efforts of key employees on the long-term goals of the company and to maximize total return to the stockholders of the company.  The compensation committee has historically relied solely on stock option awards to provide long-term incentive opportunities.  Stock options align the interests of key employees and stockholders by providing value to the key employee through stock price appreciation only.  Stock options issued to employees generally have a ten-year term before expiration and are fully exercisable within four years of the grant date.

Compensation of President and Chief Executive Officer

Mr. Dow was our President and Chief Executive Officer in 2005.  In setting Mr. Dow’s base salary and bonus targets for 2005, the compensation committee evaluated the same factors which it considers in establishing the salary levels and bonuses of the other executive officers of the company.  Mr. Dow’s base salary was set at $345,000 for 2005, the same as his base salary for 2004.  The compensation committee believes that Mr. Dow’s base salary for 2005 was at a competitive level with comparable companies.  Mr. Dow did not earn a bonus in 2005 due to the cancellation of the 2005 bonus program described above. Mr. Dow was granted options to purchase 20,000 shares of common stock in 2005.  Mr. Dow resigned as our President and Chief Executive Officer as of March 31, 2006.  Pursuant to the severance arrangements under a separation agreement which the company entered with Mr. Dow on May 4, 2006, Mr. Dow will receive a lump sum severance payment of approximately $383,000.  The compensation committee believes Mr. Dow’s severance package is appropriate in light of the company’s liquidity position.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows deductions to public companies for executive compensation in excess of $1 million to the Chief Executive Officer and other named executive officers.  The company’s policy is to comply with the requirements of Section 162(m) and maintain deductibility for all executive compensation, except in circumstances where the compensation committee concludes on an informed basis, in good faith, and with the honest belief that it is in the best interest of the company and the stockholders to take actions with regard to the payment of executive compensation which may not qualify for tax deductibility.  In fiscal 2005, the company was not subject to disallowance under Section 162(m).

Compensation Committee for the Year Ended December 31, 2005*

Richard B. Egen
Alan R. Meyer
Bernard R. Tresnowski

*Following the closing of the Durus financing on June 23, 2006, Ms. Lake, Ms. Piller and Dr. Given replaced Messrs. Egen, Meyer and Tresnowski on the compensation committee.

Report of the Audit Committee

The following report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the company specifically incorporates this report by reference therein.

The audit committee is responsible for providing independent, objective oversight of the company’s accounting functions and internal controls.  The audit committee is comprised of three independent directors, as defined by the rules of the Nasdaq Stock Market and the Securities and Exchange Commission, and operates under a written charter approved by the board of directors on August 13, 2003.  This charter may be viewed at the company’s web site, www.aksys.com, under “Corporate Information,” then “Corporate Governance.”

Management is responsible for the company’s internal controls and financial reporting processes.  The independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements and issuing a report thereon.  The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee met with management and the company’s independent registered public accounting firm, KPMG LLP, to review and discuss the December 31, 2005 financial statements.  The audit committee also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The audit committee has also received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP matters relating to its independence.

Based upon the audit committee’s discussions with management and KPMG LLP, and the representations of management and KPMG LLP, the audit committee recommended that the board of directors include the audited consolidated financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee for the Year Ended December 31, 2005*

Richard B. Egen
Alan R. Meyer*
Brian J.G. Periera, M.D.*

*Mr. Meyer and Dr. Periera resigned from our board of directors on June 23, 2006 in connection with the closing of the Durus financing.

Performance Graph

The following graph compares our cumulative total stockholder return since December 31, 2000 with the Nasdaq Total Return Index and an index of certain companies selected by us as comparative to us in that each is or recently has been a development stage manufacturer of medical devices.  The graph assumes that the value of the investment in the common stock and each index was $100.00 on December 31, 2000, and assumes that all dividends paid were reinvested.

Comparison of Our common stock,
The Nasdaq Total Return Index and a Peer Group Index (1)

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Aksys	100	28	32	53	34	4
NASDAQ	100	79	55	82	89	91
Peer Index (w/out CTMI)	100	142	88	138	175	284
Peer Index (w/out CTMI for 2005)	100	142	88	112	133	208

(1)          The companies selected to form our industry peer group index in prior years’ proxy statements were Cantel Medical, Cardiac Sciences, CTI Molecular, Immucor, Integra Lifesciences, Intuitive Surgical, Thoratec, Zoll Medical, and Biolase Technology.  These companies are in medical technology with a capital equipment product line and have a market capitalization between $100 million and $1 billion.

(2)          Due to the purchase in 2005 of CTMI Molecular by another company, the Peer Index (w/out CTMI) includes all of the companies in (1) except CTMI Molecular.

(3)          The Peer Index (w/out CTMI for 2005) includes all the companies included in (1) for 12/31/2000 through 12/31/2004 and for 12/31/2005 includes all the companies in (1) except CTMI Molecular.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and officers, and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership of shares of the common stock with the SEC.  Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely upon a review of the copies of such reports received by it, or written representations that no other reports were required, we believe that, from January 1, 2005 through December 31, 2005, our directors, executive officers and greater than 10% beneficial owners complied with the reporting requirements under Section 16(a).

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has selected KPMG LLP to review our books and accounts for the year ended December 31, 2006.  A representative of KPMG is expected to be present at the annual meeting for the purpose of making a statement, if he or she so desires, and responding to question of stockholders.

The following table sets forth fees for professional services rendered by KPMG to us for the audit of our annual financial statement for the years ended December 31, 2005 and 2004, and fees for other services rendered by KPMG during those periods.

Fees	2005	2004
Audit fees	$585,000	$397,955
Audit-related fees	12,629	27,725
Tax fees	19,125	48,349
All other fees	—	—
Total	$616,754	$474,029

Audit Fees.  Annual audit fees relate to services rendered in connection with the audits of the consolidated financial statements and the reviews of our quarterly reports on Form 10-Q. In 2004, audit fees include fees for the audit of internal controls over financial reporting.

Audit-Related Fees.  Audit-related fees include fees for consultations concerning financial accounting and reporting matters, including review of registration statements filed with the SEC.

Tax fees.  Tax fees include fees for services rendered in connection with tax compliance, advice and planning.

All other fees.  There were no other fees in 2005 or 2004.

Pre-Approval Policies

Under our pre-approval policies with respect to our independent registered public accounting firm, the audit committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm prior to the engagement of the independent registered public accounting firm for such services.  The chairman of the audit committee has the authority to approve any additional audit services and permissible non-audit services, provided the chairman informs the audit committee of such approval at its next regularly scheduled meeting.

PROPOSAL TO AMEND AUTHORIZED STOCK PROVISION
OF RESTATED CERTIFICATE OF INCORPORATION
(Proposal 2)

We are asking stockholders to consider and vote upon a proposal to approve an amendment to the authorized stock provision of the current restated certificate of incorporation that would increase the number of authorized shares of common stock from 50,000,000 shares to 120,000,000 shares, the number of authorized shares of preferred stock from 1,000,000 shares to 40,000,000 shares, and the total number of authorized shares of stock from 51,000,000 to 160,000,000 shares.  The board of directors has approved the proposed amendment to the current restated certificate of incorporation.

Increase in Authorized Stock

Our current restated certificate of incorporation authorizes the issuance of a total of 50,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share, for a total of 51,000,000 shares of authorized stock.

Increase in Common Stock.  Of our presently authorized 50,000,000 shares of common stock, 32,441,381 shares were issued and outstanding as of August 25, 2006, and an additional 14,004,930 shares, referred to as “reserved shares,” were reserved for issuance under our employee benefit plans or other equity awards.  If stockholders approve this proposal 2, we would have available for future issuance, excluding the reserved shares, 72,553,689 shares of common stock as of August 25, 2006.  If stockholders do not approve this proposal 2, we would have available for future issuance, excluding the reserved shares, 3,553,689 shares of common stock as of the same date.

The board of directors believes that the authorization of the additional shares of common stock is advisable so that there will be sufficient shares available for issuance for corporate purposes that the board of directors may hereafter determine to be in our company’s and our stockholders’ best interests.  In addition to the reserved shares, we currently have committed to issue up to 13,547 shares of our of Series B preferred stock, which are convertible into 13,547,000 shares of common stock, and warrants to purchase up to 13,547,000 shares of common stock to Durus, to the extent that Durus exercises its option to purchase from us an additional $13,547,000 of our securities pursuant to the terms of the securities purchase agreement with Durus.  Further, if we file a registration statement relating to our common stock purchase agreement with Fusion Capital and such registration statement is declared effective by the SEC, we may be able to issue up to an aggregate of $20,000,000 of common stock to Fusion Capital.  We also are seeking additional funding for our business and operations, and we may secure additional funding through the issuance and sale of additional shares of common stock, or of debt securities or other equity securities that are convertible into or exercisable or exchangeable for common stock.  We also may wish to issue additional shares of common stock in connection with acquisitions of businesses, the declaration of stock dividends, grants under our employee and director benefit plans, and other general corporate purposes.

In many situations, prompt action may be required that would not permit us to seek stockholder approval to authorize additional shares of common stock for a specific transaction on a timely basis.  The board of directors believes it should have the flexibility to act promptly in our company’s and our stockholders’ best interests.  The terms of future issuances of common stock will depend on the terms of any negotiated agreement we have entered into with respect to the transaction, market and financial conditions, and other factors existing at the time of issuance.

The additional shares of common stock authorized by the proposed amendment would be available for the issuances described above or other issuances without further action by our stockholders, except as required by law or regulation, including requirements of Delaware law and rules of the Nasdaq Stock Market.  If issued, however, these additional shares would have a dilutive effect on stockholders.

If stockholders approve this proposal 2 and the proposed amendment becomes effective, the additional authorized shares of common stock will be part of the existing class of common stock and will increase the number of shares of common stock available for issuance by us, but will have no effect upon the terms of the common stock or the rights of the holders of such shares.

Increase in Authorized Preferred Stock.  Of our presently authorized 1,000,000 shares of preferred stock, 6,453 shares were issued and outstanding as of August 28, 2006.   If stockholders approve this proposal 2, we would have available for future issuance 39,993,547 shares of preferred stock as of the same date

Our current authorized shares of preferred stock are “blank check” preferred stock.  The term “blank check” refers to preferred stock which is authorized for issuance and creation in advance by the stockholders of the company, and the terms, rights and features of which are subsequently determined by the board of directors of the company upon issuance.

The board of directors believes that the authorization of the additional shares of preferred sock is advisable so that there will be sufficient shares available for issuance for corporate purposes that the board of directors may hereafter determine to be in our company’s and our stockholders’ best interests.  We may issue the additional shares of preferred stock for various purposes including, without limitation, raising capital and establishing strategic relationships with other companies.  The additional shares of common stock authorized by the proposed amendment would be available for the issuances described above or other issuances without further action by our stockholders, except as required by law or regulation, including requirements of Delaware law and rules of the Nasdaq Stock Market.  If issued, however, these additional shares would have a dilutive effect on stockholders.  We currently have no present commitments, agreements, or intent to issue additional shares of preferred stock (other than pursuant to the securities purchase agreement we entered into with Durus as described elsewhere in this proxy statement).  However, in many situations, prompt action may be required that would not permit us to seek stockholder approval to authorize additional shares of preferred stock for a specific transaction on a timely basis. The board of directors believes it should have the flexibility to act promptly in our company’s and our stockholders’ best interests.  The terms of future issuances of preferred stock will depend on the terms of any negotiated agreement we have entered into with respect to the transaction, market and financial conditions, and other factors existing at the time of issuance.

If stockholders approve this proposal 2 and the proposed amendment becomes effective, the authorized number of shares of “blank check” preferred stock would be increased from 1,000,000 to 40,000,000 shares.  Subject to the provisions of our amended and restated certificate of incorporation and the limitations prescribed by law, the board would be expressly authorized, in its discretion, to adopt resolutions to issue shares from time to time, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders.

Text of Proposed Amendment

If stockholders approve this proposal 2, the amended authorized stock provisions would read in their entirety as set forth in Article IV, Part A of the proposed amended and restated certificate of incorporation attached as Appendix A to this proxy statement.  Attached as Appendix B to this proxy statement is a marked copy of the current restated certificate of incorporation showing all changes that would be implemented as a result of the proposed amendments described in this proxy statement, including the proposed amendment to Article IV, Part A, as described in this proposal 2.

Effectiveness of Amendment

If stockholders approve this proposal 2, the proposed amendment to the current restated certificate of incorporation will become effective upon the filing of an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”).  We will file the amended and restated certificate of incorporation promptly after the annual meeting.

Approval of Proposal 2

Approval of this proposal 2 will require the affirmative vote of the holders of 66 2/3% of the outstanding shares of common stock and preferred stock, voting together as a single class, and the affirmative vote of the holders of 66 2/3% of the issued and outstanding shares of Series B preferred stock, voting as a separate class.

The board of directors unanimously recommends a vote “FOR” the proposal to amend the authorized stock provision of the restated certificate of incorporation.

PROPOSAL TO AMEND OR REPEAL DEFENSIVE MEASURES
IN THE RESTATED CERTIFICATE OF INCORPORATION
(Proposal 3)

We are asking stockholders to consider and vote upon a proposal to approve an amendment to the current restated certificate of incorporation that would modify or repeal provisions containing certain takeover defensive measures.  The proposed amendment, which has been approved by our board of directors and is described further below, would:

•                  repeal the provision providing that stockholders may not act by written consent;

•                  repeal the provision authorizing only the board of directors to fill vacancies on the board;

•                  repeal the provision providing that stockholders may not call special meetings; and

•                  modify or repeal the requirement for supermajority stockholder approval for certain actions, including:

•                  the amendment of certain provisions of the restated certificate of incorporation; and

•                  the consummation of certain business combinations with interested stockholders or affiliates.

Background to Amendment

The proposed amendment would repeal provisions for certain defensive measures contained in Articles IX, XI and XII of our restated certificate of incorporation. The defensive measures which are subject to the proposed amendment were originally approved because these measures can discourage third parties from seeking to gain control of us on terms that the board of directors does not believe are in our company’s and our stockholders’ best interests.  The board of directors recognizes, however, that the applicable measures could discourage takeover attempts the board of directors opposes even if stockholders might wish to participate in a change-in-control transaction or might benefit from a change in control of the company. Accordingly, after consideration, the board of directors has concluded that it is in our company’s and our stockholders’ best interests to amend or repeal these takeover defensive measures.

The following summarizes the amendment to the restated certificate of incorporation that is subject to this proposal 3.  This summary is qualified in its entirety by the complete text of the proposed amended and restated certificate of incorporation in the form attached as Appendix A to this proxy statement.

Repeal of Provision Providing that Stockholders May Not Act By Written Consent

The Delaware General Corporation Law provides that, unless otherwise provided in the certificate of incorporation, any action which may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if the written consent is signed by the holders of shares having at least the minimum number of votes that would be necessary to take the action at a meeting of stockholders at which all shares were present and voting.  In order for the action to be effective, the minimum number of signed written consents must be delivered to the company within 60 days of the earliest dated written consent in the manner required by the Delaware General Corporation Law.  Further, prompt notice of the action without a meeting by less than unanimous written consent must be given to any stockholders who do not sign the written consent.

Our current restated certificate of incorporation provides that stockholders may not act by written consent.  Therefore, in order for us to take advantage of the Delaware General Corporation Law provision permitting action to be taken by written consent of the stockholders, our restated certificate of incorporation must be amended.  Our board of directors considers such an amendment to be in our company’s and our stockholders’ best interests, because it will permit our stockholders to take actions without the expense and the timing problems associated with the necessity of calling special stockholders’ meetings or deferring actions until the next annual meeting.

Repeal of Provision Authorizing Only Directors to Fill Vacancies on the Board

The proposed amendment would repeal the provisions in Article VII, Part D of the current restated certificate of incorporation that authorizes only the directors to fill vacancies on the board of directors.  Article VII, Part D provides that any directorship to be filled by reason of an increase in the number of directorships and any vacancies resulting from death, resignation, disqualification, removal or other cause shall be filled by resolution approved by the affirmative vote of a majority of the total number of directors in existence prior to such increase in the number of directorships. Any such director chosen shall hold office until the next election of the class for which such director shall have been chosen, and until his successor shall have been elected and qualified.

If this proposal 3 is approved and the proposed amendment becomes effective, we instead would be subject to the provisions of Section 223 of the Delaware General Corporation Law, which provide that if a vacancy occurs on the board, including a vacancy resulting from an increase in the number of directors, the vacancy or newly created directorships may be filled by the majority of directors then in office, although less than quorum, or by a sole remaining director.  If by reason of death, resignation or other cause, we have no directors remaining in office, then the vacancies may be filled by the holders of a majority of the outstanding shares of the capital stock of the corporation.  If the directors remaining in office constitute fewer than a quorum, the vacancy may be filled by the affirmative vote of a majority of all such directors remaining in office upon the application to the Delaware Court of Chancery of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors.

Permit Stockholders to Call Special Meetings

The proposed amendment will allow stockholders to call special meetings of the stockholders. Currently, Article VII, Part A of our restated certificate of incorporation provides that “special meetings of stockholders of the Corporation may be called only by either the board of directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office or by the chief executive officer of the Corporation.”  This provision prevents the stockholders from calling a special meeting of stockholders.

Proposal 3 would amend Article VII, Part A, subsection (ii) of our restated certificate of incorporation as follows:

“Special meetings of stockholders of the Corporation may be called only by the board of directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office, by the chief executive officer of the Corporation or by the holders of a majority of the votes entitled to be cast at the proposed meeting of stockholders’ outstanding capital stock of the Corporation.”

The board of directors has determined that this resolution is in our company’s and our stockholders’ best interest because it permits stockholders to express their views on matters affecting the company and their investment regardless of management or board opposition.  Providing stockholders the right to call special meetings, when necessary, allows stockholders to better voice their concerns to management.

Modification or Repeal of Supermajority Stockholder Approval Requirements

The proposed amendment would amend the current restated certificate of incorporation to modify or repeal the requirement for a supermajority vote of stockholders to approve the matters described below.

Amendments to Certificate of Incorporation.  The proposed amendment would reduce the stockholder vote required to approve amendments to the restated certificate of incorporation. Article IX of the restated certificate of incorporation requires the affirmative vote of holders of at least 66 2/3% of the outstanding shares of our capital stock, voting together as a single class, to alter, amend or repeal, or to adopt any provision inconsistent with:

•                  provisions of Article IV relating to the authorized number of common stock and preferred stock and the rights and preferences associated with the common stock and preferred stock;

•                  provisions of Article VII relating to prohibitions on stockholder actions by written consent, prohibition on the ability of stockholders to call special meetings, advance notice requirement of stockholder nominations for election to the board of directors, the removal and resignation of directors and the right to fill vacancies and newly created directorships on the board of directors;

•                  any provision of Article IX, which includes the foregoing supermajority approval right itself;

•                  any provision of Article X, which includes provisions relating to the limitation of director liability, and the right to director indemnification;

•                  any provision of Article XI relating to business combinations and the election to be governed by Section 203 of the Delaware Corporation Law;

•                  any provision of Article XII, which includes provisions relating to approval of certain business combinations, as further described below; and

•                  any similar provisions in specified sections of the amended and restated bylaws that relate to any of the above.

The proposed amendment would repeal the supermajority stockholder approval provision in Article IX and substitute therefor a new provision stating that any action to amend the restated certificate of incorporation will require the affirmative vote of at least a majority of the votes entitled to be cast on any such matter, voting together as a single class.

If stockholders approve this proposal 3 and the proposed amendment becomes effective, Article IX of the amended and restated certificate of incorporation on the stockholder vote required to approve amendments to the restated certificate of incorporation would read as follows:

“The Corporation may amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the Delaware General Corporation Law. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least a majority of the votes entitled to be cast thereon, voting in accordance with the requirements of the Delaware General Corporation Law and this Certificate of Incorporation, shall be required to amend this Certificate of Incorporation.”

Certain Business Combinations with Interested Stockholders.  The proposed amendment would repeal in its entirety Article XII of the current restated certificate of incorporation. Article XII requires that, subject to specified exceptions, any “business combination” with “interested stockholders” or any of our other affiliated persons must be approved by the affirmative vote of not less than 66 2/3% of the stockholder votes entitled to be cast by the holders of all then outstanding shares of “voting stock” (as defined therein), voting together as a single class.  Article XII defines “business combination” of our company or our subsidiary with an interested stockholder or an affiliated person of an interested stockholder to include, among other transactions, any merger, consolidation, share exchange, sale, lease or other disposition of assets, issuance or transfer by our company of any of our securities to any 15% beneficial owner having an aggregate value of $10,000,000 or more, or any reclassification of securities, including reverse stock splits. Article XII defines “interested stockholder” to include, among other persons, any person who is the beneficial owner of voting stock representing 15% or more of the votes entitled to be cast by the holders of all outstanding shares of our voting stock.

In addition, the proposed amendment would amend Article XI of the current restated certificate of incorporation.  Article XI states that we expressly elect to be governed by Section 203 of the Delaware General Corporation Law.  Section 203 of the Delaware General Corporation Law provides, in general, that a stockholder acquiring more than 15% of the outstanding voting stock of a corporation subject to the statute (referred to as an “interested stockholder”) but less than 85% of such stock may not engage in certain “business combinations” (as defined in Section 203, which definition generally includes certain mergers, consolidations, assets sales, security issuances or provision of non-pro-rata financial benefits involving an interested stockholder) with the corporation for a period of three years subsequent to the date on which the stockholder became an interested stockholder unless: (i) prior to such time the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder or (ii) the business combination is approved by the corporation’s board of directors and authorized by a vote of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder.

Under some circumstances, Section 203 makes it more difficult for a person who would be an interested stockholder to effect various business combinations with a corporation for a three-year period.  Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for us in which all stockholders would not be treated equally.  If we elect not to be governed by Section 203, under some circumstances, our board of directors and/or minority stockholders could have reduced or no influence over certain business combinations. Electing not to be governed by Section 203 may in some circumstances enable Durus to transfer shares of our common stock without the transferees becoming subject to potential restrictions imposed by Section 203.

Text of Proposed Amendment

If stockholders approve this proposal 3, the amended Articles IX, XI and XII of our restated certificate of incorporation as described in this proposal 3 would read in their entirety as set forth in the proposed amended and restated certificate of incorporation attached as Appendix A to this proxy statement.  Attached as Appendix B to this proxy statement is a marked copy of the current restated certificate of incorporation showing all changes that would be implemented as a result of the proposed amendments described in this proxy statement to the restated certificate of incorporation, including the proposed amendments described in this proposal 3.

Effectiveness of Amendment

By approving this proposal 3, stockholders will approve the amendment or repeal of each of the provisions of the current restated certificate of incorporation described above. This proposal 3 will only be implemented if stockholders also approve proposal 4, which solicits stockholder approval of an amendment to our amended and restated bylaws that includes revisions to conform certain provisions of the amended and restated bylaws to the restated certificate of incorporation, as amended by this proposal 3.

If stockholders approve this proposal 3 and proposal 4 (which contains a proposal to amend or repeal similar defensive measures in our amended and restated bylaws), the proposed amendment to the current restated certificate of incorporation will become effective, with one exception, upon the filing of the amendment with the Delaware Secretary of State.  In particular, pursuant to Section 203, the amendment to elect not to be governed by Section 203 of the Delaware General Corporation Law will not be effective until twelve months after the adoption of the amendment and will not apply to any business combination between our company and any person that became an interested stockholder on or before the adoption of the amendment.  We will file the amendment promptly after the annual meeting.

Approval of Proposal 3

Approval of this proposal 3 will require the affirmative vote of the holders of 66 2/3% of the issued and outstanding shares of common stock and Series B preferred stock, voting together as a single class.

The board of directors unanimously recommends a vote “FOR” the proposal to amend or repeal the defensive measures in the restated certificate of incorporation.

PROPOSAL TO AMEND OR REPEAL
DEFENSIVE MEASURES IN OUR BYLAWS
(Proposal 4)

We are asking stockholders to consider and vote upon a proposal to approve an amendment to our amended and restated bylaws that would amend or repeal provisions containing certain defensive measures and make other changes to conform the amended and restated bylaws to the restated certificate of incorporation as it is proposed to be amended by proposal 3.  Proposal 4 will be implemented, and the amended and restated bylaws amended as discussed below, only if stockholders also approve proposal 3.  The proposed amendment, which has been approved by our board of directors, would:

•                  repeal the advance notice requirement for stockholder proposals and nominations of directors; and

•                  modify or repeal the requirement for supermajority stockholder approval for amending certain provisions of the amended and restated bylaws.

The following summarizes the amendment to the restated certificate of incorporation that is subject to this proposal 4.  This summary is qualified in its entirety by the complete text of the proposed amended and restated bylaws in the form attached as Appendix C to this proxy statement.

Repeal of Advance Notice Requirements for Stockholder Proposals and Nominations of Directors

The proposed amendment would amend Section 11 of Article II and Section 5(b) of Article III of the current amended and restated bylaws to repeal the procedures that stockholders must follow to propose new business and to nominate persons for election as directors at any annual or special meeting of stockholders.  A stockholder seeking to make such proposals and nominations is required to follow the procedures set forth in the amended and restated bylaws in addition to any other procedures required by the Securities Exchange Act and applicable state law.

Section 11 of Article II requires that stockholder proposals be made pursuant to timely notice in writing given to our Secretary.  To be timely, a stockholder’s notice generally must be received by the Secretary not less than 60 days nor more than 90 days prior to the meeting.  If, however, less than 70 days’ notice or prior public disclosure of the date is given or made to stockholders, the stockholder’s notice must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  The stockholder’s notice must set forth certain information specified in the amended and restated bylaws with respect to the stockholder giving the notice and the business desired to be brought before the annual meeting. These nomination procedures were implemented to give the board of directors sufficient advance notice of such business to be brought before the annual meeting, such as director nominations, so that the board of directors could prepare for and address such business. The procedures, however, may preclude stockholders from bringing concerns or making nominations for directors at stockholder meetings.

Section 5(b) of Article III requires that all stockholder nominations be made pursuant to timely notice in writing given to our Secretary.  To be timely, a stockholder’s notice generally must be received by the Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting, in the case of an annual meeting.  If, however, the date of the annual meeting is changed by more than 30 days from such anniversary date and in the case of a special meeting at which directors are to be elected, the stockholder’s notice must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  The stockholder’s notice must set forth certain information specified in the amended and restated bylaws with respect to the stockholder giving the notice, the nominee, and the beneficial owner, if any, on whose behalf the nomination is made.

These procedures were implemented to give the board of directors sufficient advance notice of such business to be brought before the stockholder meetings, such as director nominations, so that the board of directors could prepare for and address such business. The procedures, however, may preclude stockholders from bringing concerns or making nominations for directors at stockholder meetings.

The board of directors has determined that it is in our company’s and our stockholders’ best interests to repeal these advance notice provisions.  If stockholders approve this proposal 4 and the proposed amendment becomes effective, stockholders seeking to bring matters before the annual meeting, such as to nominate persons for election to the board of directors, would be required to follow only applicable provisions of the Securities Exchange Act, including the SEC’s proxy rules under that law, and state law.

Modification or Repeal of Supermajority Stockholder Approval Requirements to Amend Provisions of the Amended and Restated Bylaws

The proposed amendment would reduce the stockholder vote required to approve amendments to the amended and restated bylaws. Article VII of the amended and restated bylaws requires the affirmative vote of holders of at least 66 2/3% of outstanding shares of our capital stock, voting together as a single class, to alter, amend or repeal, or to adopt any provision inconsistent with:

•                  Section 11 of Article II relating to the procedure for business brought before an annual meeting;

•                  provisions of Article III relating to the number, terms of office, nomination and removal of directors; and

•                  Article VII, which includes the foregoing supermajority approval right itself.

The proposed amendment would repeal the supermajority stockholder approval provision in Article VII and substitute therefor a new provision stating that any action to amend the amended and restated bylaws will require the affirmative vote of at least a majority of the votes entitled to be cast on any such matter, voting together as a single class.

If stockholders approve this proposal 4 and proposal 3, the proposed amendment becomes effective, the amended provision of the amended and restated bylaws on the stockholder vote required to approve amendments to the amended and restated bylaws would read as follows:

“In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter, amend, change, add to or repeal these bylaws by the affirmative vote of a majority of the total number of directors then in office.  Any alteration or repeal of these bylaws by the stockholders of the corporation shall require the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote on such alteration or repeal.”

Text of Amended and Restated Bylaws

Attached as Appendix C to this proxy statement is the form of the amended and restated bylaws that will become effective if this proposal 4 is approved and implemented.  Attached as Appendix D to this proxy statement is a marked copy of the current amended and restated bylaws showing of all changes to the provisions of Section 11 of Article II, Section 5(b) of Article III and Article VII that would be implemented as a result of the proposed amendment.  However, if stockholders do not also approve proposal 3, the amendments to these provisions as summarized above will not be adopted.

Approval of Proposal 4

Approval of this proposal 4 will require the affirmative vote of the holders of 66 2/3% of the issued and outstanding shares of common stock and Series B preferred stock, voting together as a single class.

The board of directors unanimously recommends a vote “FOR” the proposal to amend or repeal defensive measures of the amended and restated bylaws.

PROPOSAL TO APPROVE THE ISSUANCE OF A NUMBER OF SHARES OF COMMON STOCK
SUFFICIENT TO PERMIT THE FULL CONVERSION OF OUR SERIES B PREFERRED STOCK AND
THE EXERCISE OF CERTAIN WARRANTS ISSUED TO DURUS
(Proposal 5)

Introduction

We are seeking stockholder approval to permit under Nasdaq rules the issuance by us of a number of shares of common stock sufficient to provide for the full conversion of up to all of the shares of Series B preferred stock and the exercise of up to all of the warrants to purchase common stock issued or issuable pursuant to the terms of our securities purchase agreement with Durus.

Our board of directors has approved of proposal 5 and believes it is in the best interests of our company because (i) it will satisfy a covenant that we made to Durus in the securities purchase agreement with respect to the Series B preferred stock and warrants issuable pursuant to the securities purchase agreement, and (ii) it will enable Durus to fully exercise the warrants it has received at the closing of the securities purchase agreement, which would provide us with additional funds upon exercise.

Nasdaq Requirements

We are seeking stockholder approval of the issuance of shares upon the conversion of Series B preferred stock and the exercise of warrants issued or issuable to Durus under the securities purchase agreement in order to comply with Nasdaq Marketplace Rule 4350(i).  Nasdaq Marketplace Rule 4350(i) requires stockholder approval in connection with a transaction involving the issuance or potential issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock outstanding immediately prior to the execution of the agreement relating to such issuance at a price less than the greater of book or market value of the stock.  Because the issuance of shares upon the conversion of Series B preferred stock and the exercise of warrants issued or issuable pursuant to the terms of the securities purchase agreement could result in an issuance of more than 20% of our common stock and may be deemed to have been issued for less than the greater of book or market value, we are seeking stockholder approval of these transactions.

If stockholders approve this proposal 5, we would have the right under Nasdaq rules to issue more than 20% of our common stock outstanding (as of the date we executed the securities purchase agreement) upon the conversion of Series B preferred stock and the exercise of warrants issued or issuable to Durus under the securities purchase agreement.  If stockholders do not approve this proposal 5, we would be limited to issuing 6,425,476 shares of our common stock to Durus in connection with the securities purchase agreement, which represents 19.99% of our outstanding shares of common stock as of the date of the securities purchase agreement.

Durus Transactions

Securities Purchase Agreement.  We entered into a securities purchase agreement with Durus dated as of March 31, 2006.  Pursuant to the terms of the securities purchase agreement, Durus exchanged at the closing of the securities purchase agreement on June 23, 2006, approximately $5.0 million of existing subordinated promissory notes of the company held by Durus for new shares of our Series B preferred stock, convertible into 5,000,000 shares of our common stock at an initial conversion price of $1.00 per share, and warrants to purchase 5,000,000 shares of common stock at an initial conversion price of $1.10 per share.  Holders of the Series B preferred stock are entitled to elect one director to our board of directors. As the only holder of the Series B preferred stock immediately after the closing of the securities purchase agreement, Durus alone exercises this right.

Additional Investments Under Securities Purchase Agreement.   The securities purchase agreement provides that Durus has the option, at or following the initial closing of the securities purchase agreement, to invest, by itself or with other investors designated by Durus and at one or more closings, up to an additional $15 million in cash for additional shares of Series B preferred stock and warrants having essentially the same terms as the Series B preferred stock and warrants acquired by Durus at the closing.  To the extent that Durus, by itself or with other investors, invests the maximum additional $15 million in cash for such additional shares of Series B preferred stock and warrants, such additional shares of Series B preferred stock are convertible into 15,000,000 shares of common stock at a conversion price of $1.00 per share and the additional warrants are exercisable to purchase 15,000,000 shares of common stock at an exercise price of $1.10 per share.  Durus exercised a portion of this right at the closing of the securities purchase agreement on June 23, 2006, by purchasing an additional 1,453 shares of Series B preferred stock and warrants.

Covenant in Securities Purchase Agreement; Possible Issuance of More than 20%

Pursuant to the terms of the securities purchase agreement with Durus, we are required to promptly hold an annual or special meeting of our stockholders in order to seek stockholder approval of our issuance of the maximum number of shares of common stock issuable upon the conversion of Series B preferred stock and warrants to purchase common stock, in each case issued or issuable pursuant to the terms of the securities purchase agreement.   Durus has waived the requirement set forth in the securities purchase agreement that we hold the meeting no later than June 30, 2006, but we continue to be obligated to seek stockholder approval.

As of August 28, 2006, pursuant to the securities purchase agreement, Durus holds shares of Series B preferred stock and warrants to purchase shares of common stock that are convertible or exercisable for an aggregate of 12,906,000 shares of our common stock, which is 28.6% of our outstanding shares of common stock on the date on which the securities purchase agreement was executed.  In addition, Durus has the option under the securities purchase agreement to purchase additional shares of Series B preferred stock and additional warrants to purchase common stock that would be convertible or exercisable for an aggregate of 27,094,000 shares of our common stock, which is 45.7% of our outstanding shares of common stock on the date on which the securities purchase agreement was executed.   If stockholders do not approve this proposal 5, we would be limited to issuing 6,425,476 shares of our common stock to Durus in connection with the securities purchase agreement, which represents 19.99% of our outstanding shares of common stock as of the date of the securities purchase agreement.

The total number of shares of common stock that we may ultimately issue in connection with the Durus transaction is dependent upon, among other things, whether the shares of Series B preferred stock are converted or the warrants are exercised, and whether or not the anti-dilution adjustment provisions of the Series B preferred stock or warrants come into effect. If the anti-dilution adjustment provisions cause the conversion price of the Series B preferred stock and exercise price of the warrants to be reduced, more shares of our common stock would be issued upon conversion or exercise.

Approval of Proposal 5

Approval of this proposal 5 will require the affirmative vote of a majority of the votes cast at the meeting by holders of common stock and Series B preferred stock, voting together as a single class.

The board of directors unanimously recommends a vote “FOR” the proposal to approve the issuance of a number of shares of common stock sufficient to permit the full conversion of our Series B preferred stock and the exercise of certain warrants issued to Durus.

PROPOSAL TO APPROVE THE ISSUANCE OF A NUMBER OF SHARES
OF COMMON STOCK SUFFICIENT TO PERMIT THE CONVERSION OF
SENIOR NOTES HELD BY DURUS INTO SHARES OF COMMON STOCK
(Proposal 6)

Introduction

We are seeking stockholder approval to permit under Nasdaq rules the issuance by us of a number of shares of common stock sufficient to provide for the conversion of up to all of the outstanding senior secured notes held by Durus in the principal amount of approximately $17.9 million into shares of our common stock.

Our board of directors believes that the approval of proposal 6 is in the best interests of our company because the issuance of shares of common stock upon the conversion of such secured notes may increase the market value of our listed securities, which may enable us to regain compliance with the Nasdaq requirement that our listed securities have a market value of at least $35 million.  In addition, the approval of the proposal may result in the conversion of certain secured notes held by Durus into shares of common stock, which would provide the company with the ability to preserve its cash for working capital requirements instead of using cash to repay debt.

Nasdaq Requirements

We are seeking stockholder approval of the issuance of shares upon the conversion of the senior secured notes held by Durus into shares of commons stock in order to comply with Nasdaq Marketplace Rule 4350(i).  Nasdaq Marketplace Rule 4350(i) requires stockholder approval in connection with a transaction involving the issuance or potential issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock outstanding immediately prior to the execution of the agreement relating to such issuance at a price less than the greater of book or market value of the stock.  Because the issuance of shares upon the conversion of the senior secured notes could result in an issuance of more than 20% of our common stock and may be deemed to have been issued for less than the greater of book or market value, we are seeking stockholder approval of these transactions.

Loan Agreement

We entered into a loan agreement on June 23, 2006 with Durus pursuant to which Durus provided approximately $15.9 million in senior secured notes for a combination of cash and the cancellation of certain promissory notes of the company held by Durus.  The loan bears interest at 7% per annum and is payable in full on December 31, 2007.  The loan is evidenced by a secured promissory note.  Durus also has made available to the company as part of the financing a $5 million line of credit to be used by the company to fund its ongoing operations to the extent that the company is unable to obtain other financing and certain funding conditions are met. We have drawn down $2 million on the $5 million line of credit.

The loan agreement contains a number of affirmative and negative covenants and grants certain operational controls over expenditures to Durus.  The loan agreement also provides Durus with the right to accelerate the loan under specified events of default, which include a material adverse change in the company’s business.  In connection with the loan agreement, the company also entered into a security agreement with Durus pursuant to which the company granted Durus a security interest in all of the company’s property.

Conversion of Notes

We and Durus are considering exchanging all or a certain portion of the senior notes issued to Durus for shares of our common stock.  The price at which any secured notes would be exchanged for common stock would be determined at a later date, but such price may be less than the greater of book or market value for purposes of Nasdaq rules.  We and Durus are considering such a conversion in order to increase the market value of our listed securities, which may enable us to regain compliance with the Nasdaq requirement that our listed securities have a market value of at least $35 million.  In particular, on July 6, 2006, we received a letter from the Nasdaq Stock Market determining that our securities are subject to delisting based upon our failure to comply with this requirement.  We have requested a hearing before a Nasdaq listing qualifications panel to review the delisting determination set forth in the July 6, 2006 letter from Nasdaq and to request the continued listing of the company’s securities on the Nasdaq Capital Market pending the company’s compliance with Nasdaq’s listing standards. Our request for a hearing stayed the delisting of its securities pending a final decision by the Nasdaq listing qualifications panel.  We are pursuing strategies aimed at compliance with the Nasdaq listing requirements, and one of these strategies is increasing the number of shares of our common stock.  If Durus were to convert its senior notes for shares of our common stock, the market value of our listed securities may increase.  However, there can be no assurance that the Nasdaq delisting qualifications panel will grant the company’s request for continued listing on the Nasdaq Capital Market, or that our securities will continue to be listed on the Nasdaq Capital Market.

Approval of Proposal 6

Approval of this proposal 6 will require the affirmative vote of a majority of the votes cast at the meeting by holders of common stock and Series B preferred stock, voting together as a single class.

The board of directors unanimously recommends a vote “FOR” the proposal to approve the issuance of a number of shares of common stock sufficient to permit the conversion of senior notes held by Durus into shares of our common stock.

PROPOSAL TO APPROVE THE 2006 AKSYS, LTD. STOCK INCENTIVE PLAN
(Proposal 7)

The board has approved for submission to a vote of the stockholders a proposal to adopt the Aksys, Ltd. 2006 stock incentive plan (the “2006 Plan”).  The purpose of the 2006 Plan is to retain our key employees and directors having experience and ability, to attract new employees and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in our company’s development and financial success.  The board believes that grants of options and other forms of equity participation may become an increasingly important means to retain and compensate employees and directors.  Our 1996 Stock Awards Plan (the “1996 Plan”) is more than ten years old.  United States tax laws provide that incentive stock options may only be granted within ten years of the date on which the 1996 Plan was adopted.  As a result, only non-qualified stock options may be granted under the 1996 Plan.  In addition, no additional shares are presently available under the 1996 Plan for grants to non-employee directors.  In order for us to continue to grant incentive stock options and options to our non-employee directors, it is necessary for us to adopt the 2006 Plan to replace the 1996 Plan.

If approved by the stockholders, a total of 6,000,000 shares of common stock will be initially reserved for issuance under the 2006 Plan and commencing with the first business day of each calendar year beginning with January 2, 2007, the maximum aggregate number of shares of common stock will be increased by a number equal to three percent (3%) of the number of share of common stock outstanding as of December 30th of the immediately preceding calendar year.  Notwithstanding the foregoing, the maximum aggregate number of shares of common stock available for grant of incentive stock option will be 6,000,000 shares of common stock which number will shall not be subject to annual adjustment.  The number of shares of common stock available for issuance under the 2006 Plan is subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common stock or capital structure.

A general description of the principal terms of the 2006 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix E.

General Description

Purpose. The purpose of the 2006 Plan is to provide our employees and directors, whose present and potential contributions are important to our success, an incentive, through ownership of our common stock, to continue in service to us, and to help us compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2006 Plan. If approved by the stockholders, a total of 6,000,000 shares of common stock will be initially reserved for issuance under the 2006 Plan and commencing with the first business day of each calendar year beginning with January 2, 2007, the maximum aggregate number of shares of common stock will be increased by a number equal to three percent (3%) of the number of share of common stock outstanding as of December 30th of the immediately preceding calendar year.  Notwithstanding the foregoing, the maximum aggregate number of shares of common stock available for grant of incentive stock option will be 6,000,000 shares of common stock which number will shall not be subject to annual adjustment.  The number of shares of common stock available for issuance under the 2006 Plan is subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common stock or capital structure.  The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 3,000,000 shares.  In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 3,000,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator (as defined below) in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares.

If approved by the stockholders, a total of 6,000,000 shares of common stock will be initially reserved for issuance under the 2006 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common stock or capital structure.

A general description of the principal terms of the 2006 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix E.

General Description

Purpose. The purpose of the 2006 Plan is to provide our employees and directors, whose present and potential contributions are important to our success, an incentive, through ownership of our common stock, to continue in service to us, and to help us compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2006 Plan. If approved by the stockholders, a total of 6,000,000 shares of common stock will be reserved initially for issuance under the 2006 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common stock or capital structure. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 3,000,000 shares.  In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 3,000,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator (as defined below) in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares.

Administration. The 2006 Plan will be administered by the plan administrator (the “Administrator”), defined as the board of directors.  The board must act unanimously with respect to all actions taken as the Administrator.

Terms and Conditions of Awards. The 2006 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as “awards”). Stock options granted under the 2006 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees.  Awards other than incentive stock options may be granted to employees and directors.  To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2006 Plan, awards may be granted to such employees and directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2006 Plan shall be designated in an award agreement.

The Administrator may issue awards under the 2006 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with us or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth above under “Shares Reserved for Issuance under the 2006 Plan”), to approve award agreements for use under the 2006 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan, to construe and interpret the terms of the 2006 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2006 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2006 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our or any of our parent or subsidiaries’ combined voting power), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

The 2006 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our or any of our parent or subsidiaries’ combined voting power). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant.  In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2006 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

The 2006 Plan provides that any amendment that would adversely affect the grantee’s rights under an outstanding awards shall not be made without the grantee’s written consent, provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the grantee.

Under the 2006 Plan, the Administrator may establish one or more programs under the 2006 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award.  The Administrator also may establish under the 2006 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2006 Plan terminates continuous service with us, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards. Under the 2006 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2006 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 3,000,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 3,000,000 shares which shall not count against the limit set forth in the previous sentence. Under Code Section 162(m) no deduction is allowed in any taxable year of us for compensation in excess of $1 million paid to our chief executive officer and the four other most highly compensated officers.

An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period.  Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates.  However, the options and stock appreciation rights must be approved by a committee of the board composed solely of “outside directors” within the meaning of Section 162(m).  Because the terms of the 2006 Plan require that the board act unanimously with respect to all actions taken in connection with the 2006 Plan, options and stock appreciation rights will not be eligible for the exception to the $1 million deduction limitation under Section 162(m) of the Code.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the limitation contained in the 2006 Plan, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. In addition, in order for restricted stock and restricted stock units to qualify as performance-based compensation under Section 162(m), the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which the award relates and while the achievement of the performance goal is still substantially uncertain. Furthermore, the performance goal must be stated in terms of an objective formula or standard.  In addition, the restricted stock and restricted stock units (as well as the performance goals) must be approved by a committee of the board composed solely of “outside directors” within the meaning of Section 162(m).  Because the terms of the 2006 Plan require that the board act unanimously with respect to all actions taken in connection with the Plan, restricted stock and restricted stock units will not be eligible for the exception to the $1 million deduction limitation under Section 162(m) of the Code.

The 2006 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.

Change in Capitalization.  Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2006 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us or (iii) as the Administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any of our convertible securities shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Corporate Transaction.  Effective upon the consummation of a Corporate Transaction (as defined in the 2006 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity.  In addition and unless otherwise provided in an individual award agreement, (i) for the portion of each award that is assumed, then such award will become fully vested and exercisable immediately upon termination of a participant’s service if terminated by the successor company or us without cause (as defined in the 2006 Plan) within twelve (12) months after the Corporate Transaction, and (ii) for the portion of each award that is not assumed, then such award will become fully vested and exercisable immediately prior to the specified effective date of such Corporate Transaction, provided that the participant’s service has not terminated prior to such date.

Change in Control.  Except as otherwise provided in an individual award agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) as defined in the 2006 Plan and upon the termination of participant’s service without cause within twelve (12) months after a Change in Control, each award shall become fully vested and exercisable immediately upon the termination of a participant’s service.

Amendment, Suspension or Termination of the 2006 Plan.  The board may at any time amend, suspend or terminate the 2006 Plan. The 2006 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 2006 Plan in such a manner and to such a degree as is required.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2006 Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or guidance that may be issued by the Treasury Department under Section 409A of the Internal Revenue Code.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to us. Upon exercise of a nonqualified stock option, the optionholder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the optionholder’s total compensation is deemed reasonable in amount. Any gain or loss on the optionholder’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

Incentive Stock Options. The grant of an incentive stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to us. An optionholder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionholder has held the shares of common stock. If the optionholder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionholder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the optionholder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionholder’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionholder’s alternative minimum tax liability exceeds such optionholder’s regular income tax liability, the optionholder will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionholder must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

New Plan Benefits.  As of the date of this proxy statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options under the 2006 Plan. The benefits to be received by our directors, executive officers and employees pursuant to the 2006 Plan are not determinable at this time.

Approval of Proposal 7

Approval of this proposal 7 will require the affirmative vote of a majority of the votes cast at the meeting by holders of common stock and Series B preferred stock, voting together as a single class.

The Board of Directors unanimously recommends a vote “FOR” the proposal to approve the 2006 Aksys, Ltd. Stock Incentive Plan.

PROPOSAL TO AMEND THE

AKSYS, LTD. 2001 EMPLOYEE STOCK PURCHASE PLAN

(Proposal 8)

General

Our stockholders are being asked to approve an amendment to increase the number of shares available for issuance under our 2001 Employee Stock Purchase Plan (the “Purchase Plan”) from 250,000 shares to 500,000 shares and to otherwise update certain portions of the Purchase Plan as described below.  We currently do not have a sufficient number of shares of common stock under the Purchase Plan to continue to issue shares under the Purchase Plan to our employees through the end of this year.  The Purchase Plan was approved by our stockholders on March 21, 2001 and became effective on January 1, 2001.  The purpose of the Purchase Plan is to provide our employees with an opportunity to purchase our common stock through accumulated payroll deductions.  It is our intention to have the Purchase Plan continue to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code.  The Purchase Plan is intended to enable us to continue to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to current employees, and to promote the success of our business.  The board of directors believes that our long-term success is dependent upon our ability to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to us.

If the amendment is approved by the stockholders, a total of 500,000 shares of our common stock will be reserved for issuance under the Purchase Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in our common stock or capital structure.  The Purchase Plan originally had 250,000 shares of common stock reserved for issuance.  In addition, we will make certain other updating changes to the Purchase Plan if the amendment is approved by the stockholders, including to provide us with the ability, in connection with a Corporate Transaction (as defined in the plan), to shorten the purchase period then in progress by setting a new purchase date or an earlier date for termination of the purchase period and (i) the participant’s right will be exercised automatically on the new purchase date, unless the participant has withdrawn from the Purchase Plan prior to such date, or (ii) we will pay to the participant on the new purchase date an amount in cash, cash equivalents, or property that is equal to the excess, if any, of the fair market value of the shares subject to the right over the purchase price due had the participant’s right been exercised automatically.  Any remaining accumulated payroll deduction amounts shall be returned to the participant.

The affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote is required for the adoption of this proposal 8. For purposes of the vote on this proposal 8, abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

A general description of the principal terms of the amended and restated Purchase Plan is set forth below.  This description is qualified in its entirety by the terms of the Purchase Plan, a copy of which is attached to this proxy statement as Appendix F and is incorporated herein by reference.

General Description

Purpose.  The purpose of the amended and restated Purchase Plan is to provide our employees with an opportunity to purchase our common stock through payroll deductions.  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 the Code.  Our employees (including officers and directors) are eligible to participate in the Purchase Plan.  Directors who are not employees are not eligible to participate.

Shares Reserved for Issuance under the Purchase Plan.  If this amendment is approved by the stockholders, a total of 500,000 shares of common stock will be reserved for issuance under the Purchase Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in our common stock or capital structure.

Administration.  The Purchase Plan is administered by the compensation committee of the board of directors (the “Administrator”).

Terms and Conditions of Participation.  The Purchase Plan is implemented by consecutive purchase periods of 3 months’ duration commencing each January 1, April 1, July 1 and October 1.  The first purchase period under the Purchase Plan commenced on January 1, 2001 and was 6 months in duration.  Purchase Dates (as defined in the Purchase Plan) shall occur on each March 31, June 30, September 30 and December 31 (except that the first Purchase Date was June 30, 2001).  Certain limitations on the amount of common stock which may be purchased in any calendar year are imposed by the Code.

Any person who is employed by us is eligible to participate in the Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Code; provided, however, that employees who are subject to rules or laws of a non-U.S. jurisdiction that prohibit or make impractical the participation of such employees in the Purchase Plan shall not be eligible to participate.  Employees may elect to participate in the Purchase Plan by filing an enrollment form with the Administrator prior to the beginning of a purchase period.

Participants may elect to purchase shares under the Purchase Plan by delivering to the Administrator an enrollment form.  The participant may elect to have payroll deductions made during the purchase period in amounts between 2% and not exceeding 20% of the participant’s compensation during the purchase period.

A participant may increase or decrease the rate of his or her payroll deduction for the remainder of a purchase period (limited to one change per purchase period) by filing an authorization form with the Administrator.  The reduced or increased rate will become effective with the first full payroll period commencing ten business days after the Administrator receives the form unless the Administrator elects to process changes more quickly.  The participant’s enrollment form (as modified by any subsequently filed notice) will remain in effect for the entire purchase period and each subsequent purchase period, unless the participant further modifies his enrollment form or terminates his participation in the Purchase Plan.

The price per share at which shares are sold under the Purchase Plan is equal to 85% of the fair market value of the common stock on the Purchase Date.  The fair market value of the common stock on a given date is the closing sales price of the common stock on the Nasdaq Stock Market as of such date.

No employee shall be granted purchase rights under the Purchase Plan (1) if immediately after the grant of the purchase right, the employee would own 5% or more of the total combined voting power or value of all classes of our stock (including stock which may be purchased under the Purchase Plan or issued pursuant to any stock options) or (2) which would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the stock purchase right is granted) in any calendar year.  In addition, employees shall not be permitted to purchase more than 250 shares on any Purchase Date.

A participant’s interest in a given purchase period may be terminated by delivering to the Administrator a change of status or direct payment notice which indicates the participant’s withdrawal from the purchase period.  Such withdrawal may be elected no later than 10 business days prior to the end of the applicable purchase period.  If a participant withdraws from a purchase period, payroll deductions will not resume at the beginning of the succeeding purchase period unless the participant delivers to the Administrator a new enrollment form.

The Administrator has the authority to determine the terms and conditions under which shares are to be offered under the Purchase Plan for any purchase period and to resolve all questions relating to the administration of the plan.  We make no cash contributions to the Purchase Plan, but bears the expenses of administration.

Transferability.  No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Administrator as an election to withdraw from the Purchase Plan.

Corporate Transaction.   In the event of a Corporate Transaction (as defined in the Purchase Plan), each right under the Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation.  The Plan Administrator, however, may determine, in the exercise of its sole discretion and in lieu of such assumption, to shorten the purchase period then in progress by setting a new purchase date or an earlier date for termination of the purchase period and (i) the participant’s right will be exercised automatically on the new purchase date, unless the participant has withdrawn from the Purchase Plan prior to such date, or (ii) we will pay to the participant on the new purchase date an amount in cash, cash equivalents, or property that is equal to the excess, if any, of the fair market value of the shares subject to the right over the purchase price due had the participant’s right been exercised automatically.  Any remaining accumulated payroll deduction amounts shall be returned to the participant.  If this occurs, the Plan Administrator will notify each participant in writing, at least ten (10) days prior to the new purchase date.

Amendment, Suspension or Termination of the Purchase Plan.  The board of directors may at any time amend, suspend or terminate the Purchase Plan.  The Purchase Plan will terminate upon a resolution adopted by the board of directors.  To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any such amendment to the Purchase Plan in such a manner and to such a degree as required.

Certain Federal Tax Consequences

The following summarizes the federal income tax consequences of participation under the Purchase Plan and certain tax effects to us based upon federal income tax laws in effect on the date of this proxy statement.  This summary does not purport to be complete, and does not discuss any non-U.S., state or local tax consequences.  In addition, the discussion does not address tax consequences which may vary with, or are contingent on, a participant’s individual circumstances.  Each participant in the Purchase Plan is strongly urged to consult with his or her tax advisor regarding participation in the Purchase Plan.

The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 421 and 423 of the Code.  Under these provisions, no income will be taxable to a participant at the time of grant of the purchase right or purchase of shares.  Amounts deducted from a participant’s pay under the Purchase Plan are part of the employee’s regular compensation and remain subject to federal, state and local income and employment withholding taxes.

Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the participant’s holding period.  If the shares have been held by the participant for more than two years after the date of grant of the purchase right and for more than one year from the purchase date of the shares, the lesser of (i) 15% of the fair market value of the shares on the date the purchase right was granted or (ii) the difference between the fair market value of the shares on the date of the disposition of the shares and the purchase price will be treated as ordinary income.  This amount of ordinary income will be added to a participant’s basis in the shares and any further gain will be treated as long-term capital gain.  If the shares are disposed of before the expiration of the 2-year and 1-year holding periods described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income.  This amount of ordinary income will be added to a participant’s basis in the shares and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period.

There currently is no income tax withholding required upon the purchase or disposition of the shares by a participant.  However, in the future, a participant may be subject to employment tax withholding (e.g., Social Security and Medicare) at the time of purchase.  The United States Internal Revenue Service issued proposed regulations which, if adopted, would subject a participant to withholding for Social Security and Medicare (not including income tax) at the time of purchase based upon the difference between the fair market value of the shares on the date of purchase and the purchase price of the shares.  These proposed regulations, if adopted, would be effective only for purchases made under the Purchase Plan two years after the regulations are issued in final form.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from date of grant of the purchase right or within one year of the date of purchase (subject to the requirements of reasonableness).  We are required to report to the United States Internal Revenue Service any ordinary income recognized by a participant as a result of a disposition if such information is available to us.  In the future, we may be required to withhold (from a participant’s salary) the amount due as taxes on such ordinary income.

Approval of Proposal 8

Approval of this proposal 8 will require the affirmative vote of a majority of the votes cast at the meeting by holders of common stock and Series B preferred stock, voting together as a single class.

The Board of Directors unanimously recommends a vote “FOR” the proposal to amend the Aksys, Ltd. 2001 Employee Stock Purchase Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Proposals of stockholders intended to be eligible for inclusion in our proxy statement and proxy card relating to the 2007 annual meeting of stockholders must be received by us a reasonable time before we begin to print and mail our proxy materials.  Such proposals should be submitted by certified mail, return receipt requested and must otherwise comply with the applicable requirements of the SEC in order to be considered for inclusion in the proxy statement and proxy card.

In addition, our amended and restated bylaws currently establishes an advance notice procedure with regard to certain matters, including stockholder nominations for directors and other proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. The notice must be received no later than the close of business on the tenth day following the earlier of the date on which notice was mailed or public announcement of the date of the meeting was first made.  In the case of a special meeting of stockholders at which directors are to be elected, notice of a stockholder nomination must be received by our Secretary no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made.  A nomination or other proposal will be disregarded if it does not comply with the above procedures and any additional requirements set forth in the amended and restated bylaws. However, please note that these requirements in our amended and restated bylaws will not apply with respect to the 2007 annual meeting of stockholders if proposal 4 in this proxy statement is approved by stockholders and becomes effective.

FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the SEC, including the consolidated financial statements and schedules thereto.  Requests for copies of such Annual Report on Form 10-K should be directed to the Assistant Secretary, Aksys, Ltd., Two Marriott Drive, Lincolnshire, Illinois 60069.

OTHER MATTERS

We will bear the costs of soliciting proxies from our stockholders.  In addition to the use of the mail, proxies may be solicited by our directors, officers and employees by personal interview, telephone, facsimile or other electronic means.  Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

As of the date of this proxy statement, the board and management do not intend to present, nor do they know of any others who intend to present, any matters at the annual meeting other than those disclosed in the notice of the meeting.  If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted by the person or persons entitled to vote the shares represented by such proxies on any such other matter in accordance with their best judgment.

By Order of the Board of Directors

/s/ Howard J. Lewin

Howard J. Lewin
President and Chief Executive Officer
September 15, 2006

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY.  EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE THE ENCLOSED PROXY.

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AKSYS, LTD.

ARTICLE I

NAME

The name of the corporation is Aksys, Ltd. (hereinafter referred to as the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19901.  The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

ARTICLE IV

CAPITAL STOCK

Part A.  General.

The maximum number of shares of stock that the Corporation is authorized to have outstanding at any one time is 160,000,000 shares, consisting of:

(1)           40,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”); and

(2)           120,000,000 shares of Common Stock, par value $0.01 per stare (the “Common Stock”).

The Common Stock and the Preferred Stock are hereafter collectively referred to as the “Stock.”

Part B.  Preferred Stock.

Authority is hereby expressly vested in the board of directors of the Corporation, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issuance from time to time of one or more series of Preferred Stock.  The authority of the board of directors with respect to each series shall include, but not be limited to, the determination or fixing of the following by resolution or resolutions adopted by the affirmative vote of a majority of the total number of the directors then in office:

(a)           The designation of such series;

(b)           The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock and whether such dividends shall be cumulative or non-cumulative;

(c)           Whether the shares of such series shall be subject to redemption for cash, property or rights, including securities of any other corporation, by the Corporation or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices, rates, adjustments and other terms and conditions of such redemptions;

(d)           The terms and amount of any sinking friend provided for the purchase or redemption of the shares of such series;

(e)           Whether or not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustment and other terms and conditions of such conversions or exchanges;

(f)            The restrictions, if any, on the issue or reissue of any additional Preferred Stock;

(g)           The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

(h)           The provisions as to voting, optional and/or other special rights and preferences, if any, including, without limitation, the right to elect one or more directors.

Part C.  Common Stock.

Except as otherwise provided by the Delaware General Corporation Law, by this Amended and Restated Certificate of Incorporation and subject to the rights of holders of any series of Preferred Stock, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise and, are subject to all the powers, rights, privileges, preferences and priorities of any series of preferred Stock as provided

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herein or in any resolution or resolutions adopted by the board of directors pursuant to authority expressly vested in it by the provisions of this ARTICLE IV.

(a)           The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same of the Corporation’s capital stock.

(b)           No holder of Common Stock shall have any preemptive, subscription, redemption, conversion or sinking fund rights with respect to the Common Stock, or to any obligations convertible (directly or indirectly) into stock of the Corporation whether now or hereafter authorized.

(c)           Except as otherwise provided by the Delaware General Corporation Law, by this Amended and Restated Certificate of Incorporation and subject to the rights of holders of any series of preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.

Part D.  Other provisions.

(a)           Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of the Stock.  Upon the surrender of any certificate representing Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Stock represented by the surrendered certificate.  Each such new certificate shall be registered in such name and shall represent such number of shares of Stock as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

(b)           Replacement.  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of any class of Stock and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(c)           Notices.  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

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ARTICLE V

EXISTENCE

The Corporation is to have perpetual existence.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter, amend, change, add to or repeal the bylaws of the Corporation by the affirmative vote of a majority of the total number of directors then in office.  Any alteration or repeal of the bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote on such alteration or repeal.

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ARTICLE VII

STOCKHOLDERS AND DIRECTORS

Part A.  Stockholder Action.  Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.  Any action required by statute to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  To be effective, a written consent must be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this ARTICLE VII to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this ARTICLE VII.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  Special meetings of stockholders of the Corporation may be called by the board of directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office, by the chief executive officer of the Corporation or by the holders of a majority of the votes entitled to be cast at the proposed meeting of stockholders.

Part B.  Number of Directors and Term of Office.  Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors of the Corporation shall be such number as shall from time to time be fixed by resolution adopted by the affirmative vote of a majority of the total number of directors then in office.  The directors of the Corporation shall be divided into three classes:  Class I, Class II and Class III.  Membership in such class shall be as nearly equal in number as possible.  The term of office of the initial Class I directors shall expire at the annual election of directors by the stockholders of the Corporation in 1997, the term of office of the initial Class II directors shall expire at the annual election of directors by the stockholders of the Corporation in 1998 and the term of office of the initial Class III directors shall expire at the annual election of directors by the stockholders of the Corporation in 1999, or thereafter when their respective successors in each case are elected by the stockholders and qualified, subject however, to prior death, resignation, retirement, disqualification or removal from office for cause.  At each succeeding annual election of directors by the stockholders of the Corporation beginning in 1997, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed and shall be elected for a term expiring at the third succeeding annual election of directors by the stockholders of the Corporation, or thereafter when their respective successors in each case are elected by the stockholders and qualified.  If the number of directors is changed, any increase or decrease shall

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be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

Part C.  Removal and Resignation.  No director may be removed from office without cause and without the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, provided, however, that if the holders of any class or series of capital stock are entitled by the provisions of this Amended and Restated Certificate of Incorporation (it being understood that any references to this Amended and Restated Certificate of Incorporation shall include any duly authorized certificate of designation) to elect one or more directors, such director or directors so elected may be removed without cause only by the vote of the holders of a majority of the outstanding shares of that class or series entitled to vote.  Any director may resign at any time upon written notice to the Corporation.

ARTICLE VIII

GENERAL PROVISIONS

Part A.  Dividends.  The board of directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interest of the Corporation; and said board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

Part B.  Issuance of Stock.  The shares of all classes of stock of the Corporation may be issued by the Corporation from time to time for such consideration as from time to time may be fixed by the board of directors of the Corporation, provided that share of stock having a par value shall not be issued for a consideration less than such par value, as determined by the board. At any time, or from time to time, the Corporation may grant rights or options to purchase from the Corporation any shares of its stock of any class or classes to for such period of time, for such consideration, upon such terms and conditions, and in such form as the board of directors may determine. The board of directors shall have authority, as provided by law, to determine that only a part of the consideration which shall be received by the Corporation for the share of its stock which it shall issue from time to time, shall be capital provided, however, that, if all the chars issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be equal to the aggregate par value of such shares. The excess, if any, at any time, of the total net assets of the Corporation over the amount so determined to be capital, as aforesaid, shall be surplus. All classes of stock of the Corporation shall be and remain at all times nonassessable.

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The board of directors is hereby expressly authorized, in its discretion, in connection with the issuance of any obligations or stock of the Corporation (but without intending hereby to limit its general power so to do in other cases), to grant rights or options to purchase stock of the Corporation of any class upon such terms and during such period as the board of directors shall determine, and to cause such rights to be evidenced by such warrants or other instruments as it may deem advisable.

Part C.  Inspection of Books and Records.  The board of directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the board of directors or of the stockholders of the Corporation.

Part D.  Location of Meetings, Books and Records.  Except as otherwise provided in the bylaws, the stockholders of the Corporation and the board of directors may hold their meetings and have an office or offices outside of the State of Delaware and, subject to the provisions of the laws of said State, may keep the books of the Corporation outside of said State at such places as may, from time to time, be designated by the board of directors.

ARTICLE IX

AMENDMENTS

The Corporation may amend, alter, change or repeal any provisions contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the Delaware General Corporation Law. Notwithstanding the foregoing and anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of at least a majority of the votes entitled to be cast thereon, voting in accordance with the requirements of the Delaware General Corporation Law and this Amended and Restated Certificate of Incorporation, shall be required to amend this Amended and Restated Certificate of Incorporation.

ARTICLE X

LIABILITY

Part A.  Limitation of Liability.

(a)           To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation’s bylaws, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

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(b)           Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Part B.  Right to Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Part C of this ARTICLE X with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Part B of ARTICLE X shall be a contract right and shall include the obligation of the Corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an “advance of expenses”); provided, however, that, if and to the extent that the Delaware General Corporation law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an “undertaking” by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expanses under this Part B or otherwise. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same or lesser scope and effect as the foregoing indemnification of directors and officers.

Part C.  Procedure for Indemnification. Any indemnification of a director or officer of the Corporation or advance of expenses under Part B of this ARTICLE X shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses. twenty days), upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this ARTICLE X is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the

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Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this ARTICLE X shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Part B of this ARTICLE X, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, not an actual determination by the Corporation (including its board of directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Part B of this ARTICLE X shall be the same procedure set forth in this Part C for directors or officers, unless otherwise set forth in the action of the board of directors providing indemnification for such employee or agent.

Part D.  Insurance.  The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

Part E.  Service for Subsidiaries.  Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a “subsidiary” for this ARTICLE X) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

Part F.  Reliance.  Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE X in entering into or continuing such service.  The rights to indemnification and to the advance of expenses conferred in this ARTICLE X shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

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Part G.  Non-Exclusivity of Rights.  The rights to indemnification and to the advance of expenses conferred in this ARTICLE X shall not be exclusive of any other right which any person may have or hereafter acquire under this Amended and Restated Certificate of Incorporation or under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

Part H.  Merger or Consolidation.  For purposes of this ARTICLE X, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE X with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation if its separate existence had continued.

ARTICLE XI

BUSINESS COMBINATIONS

The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

*     *     *     *     *

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Appendix B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AKSYS, LTD.

ARTICLE I

NAME

The name of the corporation is Aksys, Ltd. (hereinafter referred to as the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19901.  The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

ARTICLE IV

CAPITAL STOCK

Part A.  General.

The maximum number of shares of stock that the Corporation is authorized to have outstanding at any one time is ~~51,000,000~~160,000,000 shares, consisting of:

(1)    ~~1,000,000~~40,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”); and

(2)    ~~50,000,000~~120,000,000 shares of Common Stock, par value $0.01 per stare (the “Common Stock”).

The Common Stock and the Preferred Stock are hereafter collectively referred to as the “Stock.”

Part B.  Preferred Stock.

Authority is hereby expressly vested in the board of directors of the Corporation, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issuance from time to time of one or more series of Preferred Stock.  The authority of the board of directors with respect to each series shall include, but not be limited to, the determination or fixing of the following by resolution or resolutions adopted by the affirmative vote of a majority of the total number of the directors then in office:

(a)           The designation of such series;

(b)           The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock and whether such dividends shall be cumulative or non-cumulative;

(c)           Whether the shares of such series shall be subject to redemption for cash, property or rights, including securities of any other corporation, by the Corporation or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices, rates, adjustments and other terms and conditions of such redemptions;

(d)           The terms and amount of any sinking friend provided for the purchase or redemption of the shares of such series;

(e)           Whether or not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustment and other terms and conditions of such conversions or exchanges;

(f)            The restrictions, if any, on the issue or reissue of any additional Preferred Stock;

(g)           The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

(h)           The provisions as to voting, optional and/or other special rights and preferences, if any, including, without limitation, the right to elect one or more directors.

Part C.  Common Stock.

Except as otherwise provided by the Delaware General Corporation Law, by this Amended and Restated Certificate of Incorporation and subject to the rights of holders of any series of Preferred Stock, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise and, are subject to all the powers, rights, privileges, preferences and priorities of any series of preferred Stock as provided herein or in any resolution or resolutions adopted by the board of directors pursuant to authority expressly vested in it by the provisions of this ARTICLE IV.

(a)           The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same of the Corporation’s capital stock.

(b)           No holder of Common Stock shall have any preemptive, subscription, redemption, conversion or sinking fund rights with respect to the Common Stock, or to any obligations convertible (directly or indirectly) into stock of the Corporation whether now or hereafter authorized.

(c)           Except as otherwise provided by the Delaware General Corporation Law, by this Amended and Restated Certificate of Incorporation and subject to the rights of holders of any series of preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.

Part D.  Other provisions.

(a)           Registration of Transfer.  The Corporation shall keep at its principal office a register for the registration of the Stock.  Upon the surrender of any certificate representing Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Stock represented by the surrendered certificate.  Each such new certificate shall be registered in such name and shall represent such number of shares of Stock as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

(b)           Replacement.  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of any class of Stock and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(c)           Notices.  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

ARTICLE V

EXISTENCE

The Corporation is to have perpetual existence.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter, amend, change, add to or repeal the bylaws of the Corporation by the affirmative vote of a majority of the total number of directors then in office.  Any alteration or repeal of the bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote on such alteration or repeal~~, subject to ARTICLE IX hereof and ARTICLE VII of the Corporation’s bylaws.~~.

ARTICLE VII

STOCKHOLDERS AND DIRECTORS

Part A.  Stockholder Action.  Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.  ~~Subject to the rights of any series of Preferred Stock, from and after the date on which the Common Stock of the Corporation is registered pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), (i) any action required or permitted~~Any action required by statute to be taken ~~by the~~at any annual or special meeting of stockholders of the Corporation ~~must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected in lieu thereof by any consent in writing by such stockholders, (ii) special~~, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  To be effective, a written consent must be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this ARTICLE VII to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this ARTICLE VII.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  Special meetings of stockholders of the Corporation may be called ~~only~~ by ~~either~~ the board of directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office ~~or~~, by the chief executive officer of the Corporation ~~and (iii) advance notice of stockholder nominations of persons for election to the Board of Directors of the Corporation and of business to be brought before any annual meeting of the stockholders by the stockholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation~~or by the holders of a majority of the votes entitled to be cast at the proposed meeting of stockholders.

Part B.  Number of Directors and Term of Office.  Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors of the Corporation shall be such number as shall from time to time be fixed by resolution adopted by the affirmative vote of a majority of the total number of directors then in office.  The directors of the Corporation shall be divided into three classes:  Class I, Class II and Class III.  Membership in such class shall be as nearly equal in number as possible.  The term of office of the initial Class I directors shall expire at the annual election of directors by the stockholders of the Corporation in 1997, the term of office of the initial Class II directors shall expire at the annual election of directors by the stockholders of the Corporation in 1998 and the term of office of the initial Class III directors shall expire at the annual election of directors by the stockholders of the Corporation in 1999, or thereafter when their respective successors in each case are elected by the stockholders and qualified, subject however, to prior death, resignation, retirement, disqualification or removal from office for cause.  At each succeeding annual election of directors by the stockholders of the Corporation beginning in 1997, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed and shall be elected for a term expiring at the third succeeding annual election of directors by the stockholders of the Corporation, or thereafter when their respective successors in each case are elected by the stockholders and qualified.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

Part C.  Removal and Resignation.  No director may be removed from office without cause and without the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, provided, however, that if the holders of any class or series of capital stock are entitled by the provisions of this Amended and Restated Certificate of Incorporation (it being understood that any references to this Amended and Restated Certificate of Incorporation shall include any duly authorized certificate of designation) to elect one or more directors, such director or directors so elected may be removed without cause only by the vote of the holders of a majority of the outstanding shares of that class or series entitled to vote.  Any director may resign at any time upon written notice to the Corporation.

~~Part D.  Vacancies and Newly Created Directorships.  Subject to any rights of the holders of any series of Preferred Stock to fill such newly created directorships or vacancies, any newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall, unless otherwise provided by law or by resolution approved by the affirmative vote of a majority of the total number of directors then in office, be filled only by resolution approved by the~~

~~affirmative vote of a majority of the total number of directors then in office, and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen, and until his successor shall have been duly elected and qualified, unless he shall resign, die, become disqualified or be removed for cause.~~

ARTICLE VIII

GENERAL PROVISIONS

Part A.  Dividends.  The board of directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interest of the Corporation; and said board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

Part B.  Issuance of Stock.  The shares of all classes of stock of the Corporation may be issued by the Corporation from time to time for such consideration as from time to time may be fixed by the board of directors of the Corporation, provided that share of stock having a par value shall not be issued for a consideration less than such par value, as determined by the board. At any time, or from time to time, the Corporation may grant rights or options to purchase from the Corporation any shares of its stock of any class or classes to for such period of time, for such consideration, upon such terms and conditions, and in such form as the board of directors may determine. The board of directors shall have authority, as provided by law, to determine that only a part of the consideration which shall be received by the Corporation for the share of its stock which it shall issue from time to time, shall be capital provided, however, that, if all the chars issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be equal to the aggregate par value of such shares. The excess, if any, at any time, of the total net assets of the Corporation over the amount so determined to be capital, as aforesaid, shall be surplus. All classes of stock of the Corporation shall be and remain at all times nonassessable.

The board of directors is hereby expressly authorized, in its discretion, in connection with the issuance of any obligations or stock of the Corporation (but without intending hereby to limit its general power so to do in other cases), to grant rights or options to purchase stock of the Corporation of any class upon such terms and during such period as the board of directors shall determine, and to cause such rights to be evidenced by such warrants or other instruments as it may deem advisable.

Part C.  Inspection of Books and Records.  The board of directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the board of directors or of the stockholders of the Corporation.

Part D.  Location of Meetings, Books and Records.  Except as otherwise provided in the bylaws, the stockholders of the Corporation and the board of directors may hold their meetings and have an office or offices outside of the State of Delaware and, subject to the provisions of the laws of said State, may keep the books of the Corporation outside of said State at such places as may, from time to time, be designated by the board of directors.

ARTICLE IX

AMENDMENTS

The Corporation ~~reserves the right to~~may amend, alter, change or repeal any ~~provision~~provisions contained in this Amended and Restated Certificate of Incorporation in the manner now or ~~hereinafter~~hereafter prescribed ~~herein and~~ by the ~~laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.~~  Delaware General Corporation Law. Notwithstanding the foregoing and anything contained in this Amended and Restated Certificate of ~~incorporation to the contrary, Parts A, B and C of ARTICLE IV, Parts A, C, D and E of ARTICLE VII, ARTICLE X, ARTICLE XII and this ARTICLE IX of this Restated Certificate of Incorporation shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote on such alteration, amendment or repeal, voting together as a single class (other than any alteration or amendment to Part A of ARTICLE IV that increases the authorized number of shares of Preferred Stock or Common Stock)~~Incorporation to the contrary, the affirmative vote of at least a majority of the votes entitled to be cast thereon, voting in accordance with the requirements of the Delaware General Corporation Law and this Amended and Restated Certificate of Incorporation, shall be required to amend this Amended and Restated Certificate of Incorporation.

ARTICLE X

LIABILITY

Part A.  Limitation of Liability.

(a)           To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation’s bylaws, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

(b)           Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Part B.  Right to Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Part C of this ARTICLE X with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Part B of ARTICLE X shall be a contract right and shall include the obligation of the Corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an “advance of expenses”); provided, however, that, if and to the extent that the Delaware General Corporation law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an “undertaking” by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expanses under this Part B or otherwise. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same or lesser scope and effect as the foregoing indemnification of directors and officers.

Part C.  Procedure for Indemnification.  Any indemnification of a director or officer of the Corporation or advance of expenses under Part B of this ARTICLE X shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses. twenty days), upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this ARTICLE X is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this ARTICLE X shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Part B of this ARTICLE X, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, not an actual determination by the Corporation (including its board of directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Part B of this ARTICLE X shall be the same procedure set forth in this Part C for directors or officers, unless otherwise set forth in the action of the board of directors providing indemnification for such employee or agent.

Part D.  Insurance.  The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

Part E.  Service for Subsidiaries.  Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a “subsidiary” for this ARTICLE X) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

Part F.  Reliance.  Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE X in entering into or continuing such service.  The rights to indemnification and to the advance of expenses conferred in this ARTICLE X shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

Part G.  Non-Exclusivity of Rights.  The rights to indemnification and to the advance of expenses conferred in this ARTICLE X shall not be exclusive of any other right which any person may have or hereafter acquire under this Amended and Restated Certificate of Incorporation or under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

Part H.  Merger or Consolidation.  For purposes of this ARTICLE X, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE X with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation if its separate existence had continued.

ARTICLE XI

BUSINESS COMBINATIONS

The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

~~ARTICLE XII~~

~~FAIR PRICE PROVISION~~

~~Part A.  Required Vote for Certain Business Combinations.  In addition to any affirmative vote required by law or by this Restated Certificate of Incorporation, and except as otherwise expressly provided in Part B of this ARTICLE XII:~~

~~(a)    any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as herein defined) or (ii) any other corporation or entity (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defied) of any Interested Stockholder; or~~

~~(b)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $10,000,000 or more; or~~

~~(c)    the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $10,000,000 or more; or~~

~~(d)    the adoption of any plan or proposal for the liquidation, dissolution or winding up of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or~~

~~(e)    any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;~~

~~shall require, subject to Part B of this ARTICLE XII, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock (as hereinafter defined), voting together as a single class at a duly constituted meeting of stockholders called expressly for such purpose. Such affirmative vote shall be required notwithstanding the fact that no vote may be require or that a lesser percentage may be specified by law.~~

~~Part B.  Definition of “Business Combination.”  The term “Business Combination” as used in this ARTICLE XII shall mean any transaction which is referred to in any one or more of clauses (a) through (e) of Part A of ARTICLE XII; provided, however, that the term “Business Combination” shall not include any transaction which occurs prior to the date of the closing of the initial public offering of the Common Stock of the Corporation.~~

~~Part C.  Conditions to be Satisfied.  The provisions of Part A of this ARTICLE XII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law and any other provisions of this Restated Certificate of Incorporation, if all of the conditions specified in either of the following Paragraphs (a) or (b) are met:~~

~~(a)    The Business Combination shall have been approved by the affirmative vote of a majority of the Continuing Directors then in office.~~

~~(b)    All of the following conditions shall have been met:~~

~~(i)     The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:~~

~~a.      (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the interested Stockholder for any shares of Common Stock acquired by it (1) within the two-year period immediately prior to and including the first public announcement of the proposal of the Business Combination (the “Announcement Date”) or (2) in the transaction in which it became an Interested Stockholder, whichever is higher,~~

~~b.      the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this ARTICLE XII as the “Determination Date”), whichever is higher.~~

~~(ii)    The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock in such Business Combination shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph (ii) shall be required to be met with respect to every other class of outstanding Voting Stock whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):~~

~~a.      (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (1) within the two-year period immediately prior to and including the Announcement Date or (2) in the transaction in which it became an Interested Stockholder, whichever is higher;~~

~~b.      (if applicable) the highest preferential amount per share which the holders of shares of such class of Voting Stock are entitled to receive from the corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; and~~

~~c.      the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.~~

~~(iii)   The consideration to be received by holders of a particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of voting Stock with varying forms of consideration, the form of consideration for such a class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by such Interested Stockholder.~~

~~(iv)   After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (a) there shall have been (1) no failure to declare and pay at regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any series of preferred Stock, except as approved by the affirmative vote of a majority of the Confirming Directors; (2) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by the affirmative vote of a majority of the Continuing Directors; and (3) on increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by the affirmative vote of a majority of the Continuing Directors; the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an interested Stockholder.~~

~~(v)    After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise, unless such transaction shall have been approved or ratified by the affirmative vote of a majority of the Continuing Directors after such person shall have become an Interested Stockholder.~~

~~(vi)   A proxy or information statement describing the proposed Business Combination and complying with the requirements of the 1934 Act and the rules and regulations thereunder (or any subsequent provisions replacing such 1934 Act, rules and regulations) shall be mailed to public stockholders of the Corporation at least 20 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such 1934 Act, rules or regulations or subsequent provisions thereof).~~

~~Part D.  Certain Definitions.  For the purposes of the ARTICLE XII:~~

~~(a)    A “person” Shall mean an individual, a Group Acting in Concert, a corporation, a partnership, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization or any other association or entity.~~

~~(b)    “Interested Stockholder” shall mean any person who or which:~~

~~(i)     is the beneficial owner, directly or indirectly, of 15% or more of the voting power of the then outstanding shares of Voting Stock;~~

~~(ii)    is an Affiliate of the Corporation and at any time within the two-year period immediately prior to and including the date in question was the beneficial owner directly or indirectly, of 15% or more of the voting power of the then outstanding shares of Voting Stock; or~~

~~(iii)   is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to and including the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933 (or any subsequent provisions replacing such Act or the rules and regulations promulgated thereunder) and such Assignment or succession was not approved by a majority of the Continuing Directors; provided, however, that the term “Interested Stockholder” shall not include (1) the Corporation; (2) any Subsidiary of the Corporation; (3) any person, directly or indirectly, owning of the record or beneficially 100% of the issued and outstanding capital stock of the Corporation (other than directors’ qualifying shares if any); (4) any employee benefit plan or compensation arrangement of the Corporation or any Subsidiary of the Corporation; (5) any person holding shares of~~

~~Voting Stock organized, appointed or established by the Corporation or any Subsidiary for or pursuant to the terms of any such employee benefit plan or compensation arrangement; or (6) any Grandfathered Person unless such Grandfathered Person becomes, after the closing of the initial public offering of shares of Common Stock of the Corporation, the beneficial owner of more than the Grandfathered Percentage of the Voting Stock then outstanding.~~

~~Notwithstanding the foregoing, no person shall become an “Interested Stockholder” as the result of an acquisition of Voting Stock by the Corporation which, by reducing the number of shares outstanding, increase the proportionate number of shares beneficially owned by such person to 15% (or, if applicable, the Grandfathered Percentage with respect to such person) or more of the voting power of the then outstanding shares of Voting Stock; provided, however, that if a person shall become the beneficial owner of 15% (or, if applicable, the Grandfathered Percentage with respect to such person) or more of the voting power of the then outstanding shares of Voting Stock by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the beneficial owner of any additional shares of Voting Stock of the Corporation (other than any shares of Voting Stock issued to such person as a result of a stock dividend, stock split, reclassification, recapitalization, or other similar transaction involving the issuance of shares of Voting Stock on a pro rata basis to all holders of Voting Stock), then such person shall be deemed to be an “Interested Stockholder” if immediately thereafter the voting power of the shares of Voting Stock beneficially owned by such person equals or exceeds 15% (or in the case of a Grandfathered Person, the Grandfathered Percentage with respect to such person) or more of the voting power of all of the shares of Voting Stock then outstanding.~~

~~(c)    A person shall be deemed the “beneficial owner” of, and shall be deemed to beneficially own, any Voting Stack:~~

~~(i)     which such person or any of such person’s Affiliates or Associates, directly or indirectly beneficially owns (as determined pursuant to Rule l3d-3 of the Rules and Regulations promulgated by the Securities and Exchange Commission under the 1934 Act);~~

~~(ii)    which such person or any of its Affiliates or Associates, directly or indirectly, has or shares with respect to the Voting Stock (1) the right to acquire, or direct the acquisition of such Voting Stock pursuant to any agreement, arrangement, understanding or otherwise (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise; provided, however, that a person shall not be deemed the “beneficial owner” of or to “beneficially own” securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (2) the right to vote, or to direct the voting of such Voting Stock pursuant to any agreement, arrangement, understanding or otherwise (whether or not in writing) (provided that a person shall not be deemed to be the beneficial owner of any securities if the agreement,~~

~~arrangement or understanding to vote such security arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Rules and Regulations promulgated under the 1934 Act and is not also then reportable by such person on Schedule 13D under the 1934 Act (or any comparable or successor report)), or (3) the right to dispose of or to direct the disposition of such Voting Stock pursuant to any agreement, arrangement, understanding or otherwise (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities); or~~

~~(iii)   which is beneficially owned, directly or indirectly, by any other person (or any Affiliate or Associate thereof) with which such person or any of such person’s Affiliates or Associates has any agreement, arrangement, understanding or otherwise (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy described in clause 3(ii)(2) above) or disposing of any shares of Voting Stock;~~

~~provided, however, that (1) no person engaged in business as an underwriter of securities shall be deemed the beneficial owner of any securities acquired through such person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition and (2) no person who is a director or an officer of the Corporation shall be deemed, solely as a result of his or her position as director or officer of the Corporation, the beneficial owner of any securities of the Corporation that are beneficially owned by any other director or officer of the Corporation.~~

~~(d)    Notwithstanding anything in the definition of beneficial owner to the contrary, the phrase "then outstanding," when used with reference to a person's beneficial ownership of securities of the Corporation, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such person would be deemed to own beneficially hereunder.~~

~~(e)    "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the 1934 Act (or any subsequent provisions replacing the 1934 Act or the rules and regulations promulgated thereunder); provided, however, that no person who is a director or officer of the Corporation shall be deemed an Affiliate or an Associate of any other director or officer of the Corporation solely as a result of his or her position as a director or officer of the Corporation.~~

~~(f)     "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (b) of this Part D, the term “ Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.~~

~~(g)    "Continuing Director" means (i) any member of the Board of Directors of the Corporation who is not an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and (ii) any person who subsequently becomes a member of the Corporation's Board of Directors who is not an Associate or Affiliate of an Interested Stockholder and is recommended or approved by the affirmative vote of a majority of the Continuing Directors.~~

~~(h)    "Fair Market Value" means:~~

~~(i)     in the case of stock, the highest closing sale price during the 30-day period immediately prior to and including the date in question of a share of such stock on the principal United States securities exchange registered under the 1934 Act (or any subsequent provisions replacing such Act or the rules and regulations promulgated thereunder) on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period immediately prior to and including the date in question on the National Association of Securities Dealers Automated Quotation System or any comparable system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the affirmative vote of a majority of the Continuing Directors of the Board of Directors in good faith; and~~

~~(ii)    in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by an affirmative vote of a majority of the Continuing Directors of the Board of Directors in good faith.~~

~~(i)     "Group Acting in Concert" shall mean persons seeking to combine or pool their voting or other interests in the securities of the Corporation for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written, oral or otherwise, or any group of persons" as defined under Section 13(d) of the 1934 Act (or any subsequent provisions replacing the 1934 Act or the rules and regulations promulgated thereunder). When persons act together for any such purpose, their group is deemed to have acquired their stock.~~

~~(j)     In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in paragraphs (i) and (ii) of Part C of this ARTICLE XII shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.~~

~~(k)    "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled, at the time, to vote generally in the election of directors.~~

~~(l)     “Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the voting power of the then outstanding shares of Voting Stock that such Grandfathered Person beneficially owns as of the close of business on the date of the closing of the initial public offering of shares of Common Stock of the Corporation plus an additional five (5) percentage points; provided, however, that in the event the underwriters exercise their over~~

~~allotment option in connection with the initial public offering of shares of Common Stock, the Grandfathered Percentage shall, from and after the closing of such over-allotment option, mean, with respect to any Grandfathered Person, the percentage of the voting power of the then outstanding shares of Voting Stock that such Grandfathered Person beneficially owns as of the close of business on the date of the closing of the over-allotment option plus an additional five (5) percentage points; and provided, further, that, in the event any Grandfathered Person shall sell, transfer or otherwise dispose of any outstanding shares of Voting Stock after the close of business on the date of the closing of the initial public offering of the Corporation’s Common Stock, the Grandfathered percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (1) the Grandfathered Percentage as in effect immediately prior to such sale, transfer, or disposition or (2) the percentage of the voting power of the then outstanding shares of Voting Stock that such Grandfathered Person beneficially owns immediately following such sale, transfer or disposition plus an additional five (5) percentage points.~~

~~(m)   “Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the close of business on the date of the closing of the initial public offering of shares of Common Stock of the Corporation, the beneficial owner of 15% or more of the voting power of the then outstanding Voting Stock at such time. Any Grandfathered Person who becomes, after the close of business on the date of the initial public offering of shares of Common Stock of the Corporation, the beneficial owner of less than 15% of the voting power of the then outstanding shares of Voting Stock shall cease to be a Grandfathered Person.~~

~~(n)  The term “voting power” shall mean, with respect to each outstanding share of capital stock of the Corporation, the number of votes which a holder of such share shall be entitled, at the time, to vote generally in the election of directors.~~

~~Part E.  Powers of the Board Directors. A majority of the directors of the Corporation, unless there is an Interested Stockholder, in which case a majority of the Continuing Directors then in office, shall have the power to determine for the purposes of this ARTICLE XII, on the basis of information known to them after reasonable inquiry, (i) whether a person is an interested Stockholder, (ii) the number or percentage of shares of Voting Stock or other equity securities beneficially owned by any person, (iii) whether a person is an Affiliate or Associate of, or is affiliated or associated with, another person, (iv) whether the assets of which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $10,000,000 or more, (v) whether the requirements of Part C of this ARTICLE XII have been met with respect to any Business Combination and (vi) any other matters of interpretation arising under this ARTICLE XII.  The good faith determination by the affirmative vote of a majority of the directors or, if there is an Interested Stockholder, by the affirmative vote of a majority of the Continuing Directors then in office, on such matters shall be conclusive and binding for all purposes of this ARTICLE XII.~~

~~Part F.  No Effect on Fiduciary Obligations of Interested Stockholders.  Nothing contained in this ARTICLE XII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.~~

Appendix C

AMENDED AND RESTATED BYLAWS
OF
AKSYS, LTD.

A Delaware Corporation

ARTICLE I

OFFICES

Section 1.    Registered Office.  The registered office of the corporation in the State of Delaware shall be located at 1209 Orange Street, Wilmington, Delaware, County of Kent.  The name of the corporation’s registered agent at such address shall be The Corporation Trust Company.  The registered office and/or registered agent of the corporation may be changed from time to time by action of the board of directors.

Section 2.    Other Offices.  The corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.    Annual Meeting.  An annual meeting of the stockholders shall be held each year within 120 days after the close of the immediately preceding fiscal year of the corporation or at such other time specified by the Board of Directors for the purpose of electing directors and conducting such other proper business as may come before the meeting.  At the annual meeting stockholders shall elect directors and transact such other business as properly may be brought before the meeting pursuant to ARTICLE II, Section 11 hereof.

Section 2.    Special Meetings.  Special Meetings of the stockholders may only be called in the manner provided in the amended and restated certificate of incorporation.

Section 3.    Place of Meetings.  The board of directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting.  If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the corporation.  If for any reason any annual meeting shall not be held during any year, the business thereof may be transacted at any special meeting of the stockholders.

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Section 4.    Notice.  Whenever stockholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting.  All such notices shall be delivered, either personally or by mail, by or at the direction of the board of directors, the chairman of the board, the president or the secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the corporation.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 5.    Stockholders List.  The officer having charge of the stock ledger of the corporation shall make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 6.    Quorum.  The holders of a majority of the outstanding shares of capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by the General Corporation Law of the State of Delaware or by the amended and restated certificate of incorporation.  If a quorum is not present, the holders of a majority of the shares present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place.  When a specified item of business requires a vote by a class or series (if the corporation shall then have outstanding shares of more than one class or series) voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business.

Section 7.    Adjourned Meetings.  When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 8.    Vote Required.  When a quorum is present, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless (i) by express provisions of an applicable law or of the amended and restated certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question, or (ii) the subject matter is the election of directors, in which case Section 2 of ARTICLE III hereof shall govern and control the approval of such subject matter.

Section 9.    Voting Rights.  Except as otherwise provided by the General Corporation Law of the State of Delaware, by the amended and restated certificate of incorporation of the corporation or any amendments thereto or these bylaws, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder.

Section 10.  Proxies.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. At each meeting of the stockholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the secretary or a person designated by the secretary, and no shares may be represented or voted under a proxy that has been found to be invalid or irregular.

Section 11.  Business Brought Before an Annual Meeting.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) brought before the meeting by or at the direction of the board of directors or (iii) otherwise brought before the meeting by a stockholder in accordance with applicable laws.  Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this section. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this section; if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. For purposes of this section, “public announcement” shall mean disclosure in a press

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release reported by Dow Jones News Service, Associated Press or a comparable national news service.

ARTICLE III

DIRECTORS

Section 1.    General Powers.  The business and affairs of the corporation shall be managed by or under the direction of the board of directors. In addition to such powers as are herein and in the amended and restated certificate of incorporation expressly conferred upon it, the board of directors shall have and may exercise all the powers of the corporation, subject to the provisions of the laws of Delaware, the amended and restated certificate of incorporation and these bylaws.

Section 2.    Number, Election and Term of Office.  Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the board shall be such as from time to time shall be fixed by resolution adopted by the affirmative vote of a majority of the total number of directors then in office.  The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors; provided that, whenever the holders of any class or series of capital stock of the corporation are entitled to elect one or more directors pursuant to the provisions of the amended and restated certificate of incorporation of the corporation (including, but not limited to, for purposes of these bylaws, pursuant to any duly authorized certificate of designation), such directors shall be elected by a plurality of the votes of such class or series present in person or represented by proxy at the meeting and entitled to vote in the election of such directors.  The directors shall be elected and shall hold office only in the manner provided in the amended and restated certificate of incorporation.

Section 3.    Removal and Resignation.  No director may be removed from office without cause and without the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock entitled to vote generally in the election of directors voting together as a single class; provided, however, that if the holders of any class or series of capital stock are entitled by the provisions of the amended and restated certificate of incorporation (it being understood that any references to the amended and restated certificate of incorporation shall include any duly authorized certificate of designation) to elect one or more directors, such director or directors so elected may be removed without cause only by the vote of the holders of a majority of the outstanding shares of that class or series entitled to vote. Any director may resign at any time upon written notice to the corporation.

Section 4.    Vacancies.  Vacancies and newly created directorships resulting from any increase in the total number of directors shall be filled in the manner provided in the amended and restated certificate of incorporation and the laws of Delaware.

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Section 5.    Nominations.

(a)           Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders (i) by or at the direction of the board of directors or (ii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice, who is entitled to vote for the election of directors at the meeting and who shall have complied with all applicable laws.

(b)           No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this section. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this section, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. A stockholder seeking to nominate a person to serve as a director must also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in this section.

Section 6.    Annual Meetings.  The annual meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of stockholders.

Section 7.    Other Meetings and Notice.  Regular meetings, other than the annual meeting, of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board.  Special meetings of the board of directors may be called by the chairman of the board, the president (if the president is a director) or, upon the written request of at least a majority of the directors then in office, the secretary of the corporation on at least 24 hours notice to each director, either personally, by telephone, by mail or by telecopy.

Section 8.    Chairman of the Board Quorum, Required Vote and Adjournment.  The board of directors shall elect, by the affirmative vote of a majority of the total number of directors then in office, a chairman of the board, who shall preside at all meetings of the stockholders and board of directors at which he or she is present.  If the chairman of the board is not present at a meeting of the stockholders or the board of directors, the president (if the president is a director and is not also the chairman of the board) shall preside at such meeting, and, if the president is not present at such meeting, a majority of the directors present at such meeting shall elect one of their members to so preside.  A majority of the total number of directors then in office shall constitute a quorum for the transaction of business.  Unless by express provision of an applicable law, the corporation’s amended and amended and restated certificate of incorporation or these bylaws a different vote is required, the vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the board of directors.  If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may

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adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9.    Committees.  The board of directors may, by resolution passed by a majority of the total number of directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which to the extent provided in such resolution or these bylaws shall have, and may exercise, the powers of the board of directors in the management and affairs of the corporation, except as otherwise limited by law.  The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Such committee or committees shall have such name or names as maybe determined from time to time by resolution adopted by the board of directors.  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Section 10.  Committee, Rules.  Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the board of directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

Section 11.  Communications Equipment.  Members of the board of directors or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

Section 12.  Waiver of Notice and Presumption of Assent.  Any member of the board of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.  Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

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Section 13.  Action by Written Consent.  Unless otherwise restricted by the amended and restated certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

ARTICLE IV

OFFICERS

Section 1.    Number.  The officers of the corporation shall be elected by the board of directors and shall consist of a chief executive officer, a president, one or more vice-presidents, a secretary, a chief financial officer and such other officers and assistant officers as may be deemed necessary or desirable by the board of directors.  Any number of offices may be held by the same person, except that neither the chief executive officer nor the president shall also hold the office of secretary. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except that the offices of president and secretary shall be filled as expeditiously as possible.

Section 2.    Election and Term of Office.  The officers of the corporation shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as convenient.  Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 3.    Removal.  Any officer or agent elected by the board of directors maybe removed by the board of directors at its discretion, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4.    Vacancies.  Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise may be filled by the board of directors.

Section 5.    Compensation.  Compensation of all executive officers shall be approved by the board of directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the corporation.

Section 6.    Chief Executive Officer.  The chief executive officer shall have the powers and perform the duties incident to that position. Subject to the powers of the board of directors, he shall be in the general and active charge of the entire business and affairs of the corporation, and shall be its chief policy making officer.  He shall preside at all meetings of the board of directors and stockholders and shall have such other powers and perform such other duties as maybe prescribed by the board of directors or provided in these bylaws.  The chief executive officer is authorized to execute bonds, mortgages

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and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. Whenever the president is unable to serve, by reason of sickness, absence or otherwise, the chief executive officer shall perform all the duties and responsibilities and exercise all the powers of the president.

Section 7.    The President.  The president of the corporation shall, subject to the powers of the board of directors and the chairman of the board, have general charge of the business, affairs and property of the corporation, and control over its officers, agents and employees.  The president shall see that all orders and resolutions of the board of directors are carried into effect.  The president is authorized to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.  The president shall have such other powers and perform such other duties as may be prescribed by the chief executive officer, the board of directors or as may be provided in these bylaws.

Section 8.    Vice-Presidents.  The vice-president, or if there shall be more than one, the vice presidents in the order determined by the board of directors or the chairman of the board, shall, in the absence or disability of the president, act with all of the powers and be subject to all the restrictions of the president.  The vice-presidents shall also perform such other duties and have such other powers as the board of directors, the chief executive officer, the president or these bylaws may, from time to time, prescribe.  The vice-presidents may also be designated as executive vice presidents or senior vice-presidents, as the board of directors may from time to time prescribe.

Section 9.    The Secretary and Assistant Secretaries.  The secretary shall attend all meetings of the board of directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose or shall ensure that his or her designee attends each such meeting to act in such capacity.  Under the chairman of the board’s supervision, the secretary shall give, or cause to be given, all notices required to be given by these bylaws or by law; shall have such powers and perform such duties as the board of directors, the chief executive officer, the president or these bylaws may, from time to time, prescribe; and shall have custody of the corporate seal of the corporation. The secretary, or an assistant secretary, shall have authority to affix the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary.  The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature.  The assistant secretary, or if there be more than one, any of the assistant secretaries, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors, the chief executive officer, the president, or secretary may, from time to time, prescribe.

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Section 10.  The Chief Financial Officer.  The chief financial officer shall have the custody of the corporate funds and securities; shall keep full and accurate all books and accounts of the corporation as shall be necessary or desirable in accordance with applicable law or generally accepted accounting principles; shall deposit all monies and other valuable effects in the name and to the credit of the corporation as may be ordered by the chairman of the board or the board of directors; shall cause the funds of the corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the board of directors, at its regular meeting or when the board of directors so requires, an account of the corporation; shall have such powers and perform such duties as the board of directors, the chief executive officer, the president or these bylaws may, from time to time, prescribe.  If required by the board of directors, the chief financial officer shall give the corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of chief financial officer and for the restoration to the corporation, in case of death, resignation, retirement or removal from office of all books, papers, vouchers, money and other property of whateverkind in the possession or under the control of the chief financial officer belonging to the corporation.

Section 11.  Other Officers, Assistant Officers and Agents.  Officers, assistant officers and agents, if any, other than those whose duties are provided for in these bylaws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

Section 12.  Absence or Disability of Officers.  In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer’s place during such officer’s absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person selected by it.

ARTICLE V

CERTIFICATES OF STOCK

Section 1.    Form.  Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by the chairman of the board, the chief executive officer or the president and the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation.  If such a certificate is countersigned (i) by a transfer agent or an assistant transfer agent other than the corporation or its employee or (ii) by a registrar, other than the corporation or its employee, the signature of any such chairman of the board, chief executive officer, president, secretary or assistant secretary may be facsimiles.  In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons

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who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the corporation.  Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps.  In that event, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates and record the transaction on its books.  The board of directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the corporation.

Section 2.    Lost Certificates.  The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against the corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 3.    Fixing a Record Date for Stockholder Meetings.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 4.    Fixing a Record Date for Other Purposes.  In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and

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which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Section 5.    Registered Stockholders.  Prior to the surrender to the corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner.  The corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

Section 6.    Subscriptions for Stock.  Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the corporation may proceed to collect the amount due in the same manner as any debt due the corporation.

ARTICLE VI

GENERAL PROVISIONS

Section 1.    Dividends.  Dividends upon the capital stock of the corporation, subject to the provisions of the amended and restated certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, in accordance with applicable law.  Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the amended and restated certificate of incorporation.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 2.    Checks, Drafts or Orders.  All checks, drafts or other orders for the payment of money by or to the corporation and all notes and other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

Section 3.    Contracts.  In addition to the powers otherwise granted to officers pursuant to ARTICLE IV hereof, the board of directors may authorize any officer or officers, or any agent or agents, of the corporation to enter into any contract or to execute

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and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 4.    Loans.  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

Section 5.    Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 6.    Corporate Seal.  The board of directors may provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 7.    Voting Securities Owned By Corporation.  Voting securities in any other corporation held by the corporation shall be voted by the chief executive officer, the president or a vice-president, unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer.  Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

Section 8.    Inspection of Books and Records.  The board of directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the board of directors or of the stockholders of the corporation.

Section 9.    Section Headings.  Section headings in these bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 10.  Inconsistent Provisions.  In the event that any provision of these bylaws is or becomes inconsistent with any provision of the amended and restated certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

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ARTICLE VII

AMENDMENTS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter, amend, change, add to or repeal these bylaws by the affirmative vote of the majority of the total number of directors then in office.  Any alteration or repeal of these bylaws by the stockholders of the corporation shall require the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote on such alteration or repeal.

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Appendix D

AMENDED AND RESTATED BYLAWS
OF
AKSYS, LTD.

A Delaware Corporation

ARTICLE I

OFFICES

Section 1.    Registered Office.  The registered office of the corporation in the State of Delaware shall be located at 1209 Orange Street, Wilmington, Delaware, County of Kent.  The name of the corporation’s registered agent at such address shall be The Corporation Trust Company.  The registered office and/or registered agent of the corporation may be changed from time to time by action of the board of directors.

Section 2.    Other Offices.  The corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.    Annual Meeting.  An annual meeting of the stockholders shall be held each year within 120 days after the close of the immediately preceding fiscal year of the corporation or at such other time specified by the Board of Directors for the purpose of electing directors and conducting such other proper business as may come before the meeting.  At the annual meeting stockholders shall elect directors and transact such other business as properly may be brought before the meeting pursuant to ARTICLE II, Section 11 hereof.

Section 2.    Special Meetings.  Special Meetings of the stockholders may only be called in the manner provided in the amended and restated certificate of incorporation.

Section 3.    Place of Meetings.  The board of directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting.  If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the corporation.  If for any reason any annual meeting shall not be held during any year, the business thereof may be transacted at any special meeting of the stockholders.

Section 4.    Notice.  Whenever stockholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting.  All such notices shall be delivered, either personally or by mail, by or at the direction of the board of directors, the chairman of the board, the president or the secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the corporation.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 5.    Stockholders List.  The officer having charge of the stock ledger of the corporation shall make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 6.    Quorum.  The holders of a majority of the outstanding shares of capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by the General Corporation Law of the State of Delaware or by the amended and restated certificate of incorporation.  If a quorum is not present, the holders of a majority of the shares present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place.  When a specified item of business requires a vote by a class or series (if the corporation shall then have outstanding shares of more than one class or series) voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business.

Section 7.    Adjourned Meetings.  When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 8.    Vote Required.  When a quorum is present, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless (i) by express provisions of an applicable law or of the amended and restated certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question, or (ii) the subject matter is the election of directors, in which case Section 2 of ARTICLE III hereof shall govern and control the approval of such subject matter.

Section 9.    Voting Rights.  Except as otherwise provided by the General Corporation Law of the State of Delaware, by the amended and restated certificate of incorporation of the corporation or any amendments thereto or these bylaws, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder.

Section 10.  Proxies.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. At each meeting of the stockholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the secretary or a person designated by the secretary, and no shares may be represented or voted under a proxy that has been found to be invalid or irregular.

Section 11.  Business Brought Before an Annual Meeting.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) brought before the meeting by or at the direction of the board of directors or (iii) otherwise ~~properly~~ brought before the meeting by a stockholder. ~~For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public announcement of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder~~

~~proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.~~ in accordance with applicable laws.  Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this section. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this section; if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. For purposes of this section, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, Associated Press or a comparable national news service. Nothing in this section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

ARTICLE III

DIRECTORS

Section 1.    General Powers.  The business and affairs of the corporation shall be managed by or under the direction of the board of directors. In addition to such powers as are herein and in the amended and restated certificate of incorporation expressly conferred upon it, the board of directors shall have and may exercise all the powers of the corporation, subject to the provisions of the laws of Delaware, the amended and restated certificate of incorporation and these bylaws.

Section 2.    Number, Election and Term of Office.  Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the board shall be such as from time to time shall be fixed by resolution adopted by the affirmative vote of a majority of the total number of directors then in office.  The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors; provided that, whenever the holders of any class or series of capital stock of the corporation are entitled to elect one or more directors pursuant to the provisions of the amended and restated certificate of incorporation of the corporation (including, but not limited to, for purposes of these bylaws, pursuant to any duly authorized certificate of designation), such directors shall be elected by a plurality of the votes of such class or series present in person or represented by proxy at the meeting and entitled to vote in the election of such directors.  The directors shall be elected and shall hold office only in the manner provided in the amended and restated certificate of incorporation.

Section 3.    Removal and Resignation.  No director may be removed from office without cause and without the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock entitled to vote generally in the election of directors voting together as a single class; provided, however, that if the holders of any class or series of capital stock are entitled by the provisions of the amended and restated certificate of incorporation (it being understood that any references to the amended and restated certificate of incorporation shall include any duly authorized certificate of designation) to elect one or more directors, such director or directors so elected may be removed without cause only by the vote of the holders of a majority of the outstanding shares of that class or series entitled to vote. Any director may resign at any time upon written notice to the corporation.

Section 4.    Vacancies.  Vacancies and newly created directorships resulting from any increase in the total number of directors may be filled only in the manner provided in the amended and restated certificate of incorporation and the laws of Delaware.

Section 5.    Nominations.

(a)            Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders (i) by or at the direction of the board of directors or (ii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice ~~provided for in this bylaw, who is entitled to vote for the election of directors at the meeting and who shall have complied with the notice procedures set forth below in Section 5(b).~~, who is entitled to vote for the election of directors at the meeting and who shall have complied with all applicable laws.

~~(b)            In order for a stockholder to nominate a person for election to the board of directors of the corporation at a meeting of stockholders, such stockholder shall have delivered timely notice of such stockholder’s intent to make such nomination in writing to the secretary of the corporation.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation (i) in the case of an annual meeting, not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the meeting was made.  Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a~~

~~director if elected); (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the corporation’s books, of such stockholder and (B) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of the corporation which are beneficially owned by such person.  At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.~~

(b)            ~~(c)~~ No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this section. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this section, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. A stockholder seeking to nominate a person to serve as a director must also comply with all applicable requirements of the Securities Exchange Act~~,~~ of 1934, and the rules and regulations thereunder with respect to the matters set forth in this section.

Section 6.    Annual Meetings.  The annual meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of stockholders.

Section 7.    Other Meetings and Notice.  Regular meetings, other than the annual meeting, of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board.  Special meetings of the board of directors may be called by the chairman of the board, the president (if the president is a director) or, upon the written request of at least a majority of the directors then in office, the secretary of the corporation on at least 24 hours notice to each director, either personally, by telephone, by mail or by telecopy.

Section 8.    Chairman of the Board Quorum, Required Vote and Adjournment.  The board of directors shall elect, by the affirmative vote of a majority of the total number of directors then in office, a chairman of the board, who shall preside at all meetings of the stockholders and board of directors at which he or she is present.  If the chairman of the board is not present at a meeting of the stockholders or the board of directors, the president (if the president is a director and is not also the chairman of the board) shall preside at such meeting, and, if the president is not present at such meeting, a majority of the directors present at such meeting shall elect one of their members to so preside.  A majority of the total number of directors then in office shall constitute a quorum for the transaction of business.  Unless by express provision of an applicable law, the corporation’s amended and amended and restated certificate of incorporation or these bylaws a different vote is required, the vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the board of directors.  If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9.    Committees.  The board of directors may, by resolution passed by a majority of the total number of directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which to the extent provided in such resolution or these bylaws shall have, and may exercise, the powers of the board of directors in the management and affairs of the corporation, except as otherwise limited by law.  The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Such committee or committees shall have such name or names as maybe determined from time to time by resolution adopted by the board of directors.  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Section 10.  Committee, Rules.  Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the board of directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

Section 11.  Communications Equipment.  Members of the board of directors or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

Section 12.  Waiver of Notice and Presumption of Assent.  Any member of the board of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.  Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

Section 13.  Action by Written Consent.  Unless otherwise restricted by the amended and restated certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

ARTICLE IV

OFFICERS

Section 1.    Number.  The officers of the corporation shall be elected by the board of directors and shall consist of a chief executive officer, a president, one or more vice-presidents, a secretary, a chief financial officer and such other officers and assistant officers as may be deemed necessary or desirable by the board of directors.  Any number of offices may be held by the same person, except that neither the chief executive officer nor the president shall also hold the office of secretary. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except that the offices of president and secretary shall be filled as expeditiously as possible.

Section 2.    Election and Term of Office.  The officers of the corporation shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as convenient.  Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 3.    Removal.  Any officer or agent elected by the board of directors maybe removed by the board of directors at its discretion, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4.    Vacancies.  Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise may be filled by the board of directors.

Section 5.    Compensation.  Compensation of all executive officers shall be approved by the board of directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the corporation.

Section 6.    Chief Executive Officer.  The chief executive officer shall have the powers and perform the duties incident to that position. Subject to the powers of the board of directors, he shall be in the general and active charge of the entire business and affairs of the corporation, and shall be its chief policy making officer.  He shall preside at all meetings of the board of directors and stockholders and shall have such other powers and perform such other duties as maybe prescribed by the board of directors or provided in these bylaws.  The chief executive officer is authorized to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. Whenever the president is unable to serve, by reason of sickness, absence or otherwise, the chief executive officer shall perform all the duties and responsibilities and exercise all the powers of the president.

Section 7.    The President.  The president of the corporation shall, subject to the powers of the board of directors and the chairman of the board, have general charge of the business, affairs and property of the corporation, and control over its officers, agents and employees.  The president shall see that all orders and resolutions of the board of directors are carried into effect.  The president is authorized to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.  The president shall have such other powers and perform such other duties as may be prescribed by the chief executive officer, the board of directors or as may be provided in these bylaws.

Section 8.    Vice-Presidents.  The vice-president, or if there shall be more than one, the vice presidents in the order determined by the board of directors or the chairman of the board, shall, in the absence or disability of the president, act with all of the powers and be subject to all the restrictions of the president.  The vice-presidents shall also perform such other duties and have such other powers as the board of directors, the chief executive officer, the president or these bylaws may, from time to time, prescribe.  The vice-presidents may also be designated as executive vice presidents or senior vice-presidents, as the board of directors may from time to time prescribe.

Section 9.    The Secretary and Assistant Secretaries.  The secretary shall attend all meetings of the board of directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose or shall ensure that his or her designee attends each such meeting to act in such capacity.  Under the chairman of the board’s supervision, the secretary shall give, or cause to be given, all notices required to be given by these bylaws or by law; shall have such powers and perform such duties as the board of directors, the chief executive officer, the president or these bylaws may, from time to time, prescribe; and shall have custody of the corporate seal of the corporation. The secretary, or an assistant secretary, shall have authority to affix the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary.  The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature.  The assistant secretary, or if there be more than one, any of the assistant secretaries, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors, the chief executive officer, the president, or secretary may, from time to time, prescribe.

Section 10.  The Chief Financial Officer.  The chief financial officer shall have the custody of the corporate funds and securities; shall keep full and accurate all books and accounts of the corporation as shall be necessary or desirable in accordance with applicable law or generally accepted accounting principles; shall deposit all monies and other valuable effects in the name and to the credit of the corporation as may be ordered by the chairman of the board or the board of directors; shall cause the funds of the corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the board of directors, at its regular meeting or when the board of directors so requires, an account of the corporation; shall have such powers and perform such duties as the board of directors, the chief executive officer, the president or these bylaws may, from time to time, prescribe.  If required by the board of directors, the chief financial officer shall give the corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of chief financial officer and for the restoration to the corporation, in case of death, resignation, retirement or removal from office of all books, papers, vouchers, money and other property of whateverkind in the possession or under the control of the chief financial officer belonging to the corporation.

Section 11.  Other Officers, Assistant Officers and Agents.  Officers, assistant officers and agents, if any, other than those whose duties are provided for in these bylaws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

Section 12.  Absence or Disability of Officers.  In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer’s place during such officer’s absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person selected by it.

ARTICLE V

CERTIFICATES OF STOCK

Section 1.    Form.  Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by the chairman of the board, the chief executive officer or the president and the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation.  If such a certificate is countersigned (i) by a transfer agent or an assistant transfer agent other than the corporation or its employee or (ii) by a registrar, other than the corporation or its employee, the signature of any such chairman of the board, chief executive officer, president, secretary or assistant secretary may be facsimiles.  In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the corporation.  Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps.  In that event, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates and record the transaction on its books.  The board of directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the corporation.

Section 2.    Lost Certificates.  The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against the corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 3.    Fixing a Record Date for Stockholder Meetings.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 4.    Fixing a Record Date for Other Purposes.  In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Section 5.    Registered Stockholders.  Prior to the surrender to the corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner.  The corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

Section 6.    Subscriptions for Stock.  Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the corporation may proceed to collect the amount due in the same manner as any debt due the corporation.

ARTICLE VI

GENERAL PROVISIONS

Section 1.    Dividends.  Dividends upon the capital stock of the corporation, subject to the provisions of the amended and restated certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, in accordance with applicable law.  Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the amended and restated certificate of incorporation.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 2.    Checks, Drafts or Orders.  All checks, drafts or other orders for the payment of money by or to the corporation and all notes and other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

Section 3.    Contracts.  In addition to the powers otherwise granted to officers pursuant to ARTICLE IV hereof, the board of directors may authorize any officer or officers, or any agent or agents, of the corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 4.    Loans.  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

Section 5.    Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 6.    Corporate Seal.  The board of directors may provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 7.    Voting Securities Owned By Corporation.  Voting securities in any other corporation held by the corporation shall be voted by the chief executive officer, the president or a vice-president, unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer.  Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

Section 8.    Inspection of Books and Records.  The board of directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the board of directors or of the stockholders of the corporation.

Section 9.    Section Headings.  Section headings in these bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 10.  Inconsistent Provisions.  In the event that any provision of these bylaws is or becomes inconsistent with any provision of the amended and restated certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VII

AMENDMENTS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter, amend, change, add to or repeal these bylaws by the affirmative vote of a majority of the total number of directors then in office.  Any alteration or repeal of these bylaws by the stockholders of the corporation shall require the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote on such alteration or repeal~~; provided, however, that Section 11 of ARTICLE II and Sections 2, 3, 4 and 5 of ARTICLE III and this ARTICLE VII of these bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 662/3% of the outstanding shares of the corporation entitled to vote on such alteration or repeal.~~

Appendix E

AKSYS, LTD.

2006 STOCK INCENTIVE PLAN

1.                                       Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.                                       Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement.  In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a)                                  “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)                                 “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)                                  “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)                                 “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)                                  “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f)                                    “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)                                 “Board” means the Board of Directors of the Company.

(h)                                 “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the

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Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i)                                     “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)                                     the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)                                  a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

Notwithstanding anything else contained herein to the contrary, in no event shall a Change in Control be deemed to occur by reason of (i) a distribution of the Company’s Common Stock held by Durus Life Sciences Master Fund Ltd. (“Durus”) to its investors, partners or members, whether as dividend or otherwise, of all or any portion of the shares of Common Stock held, directly or indirectly, by Durus or (ii) a sale of all or any portion of the Company’s Common Stock held, directly or indirectly, by Durus in an underwritten public offering (including, without limitation, a sale of securities of holdings in an underwritten public offering), unless following such distribution or sale any person or related group of persons, other than Durus or its affiliates, possess more than fifty percent (50%) of the total combined voting power of the outstanding securities of the Company.

(j)                                     “Code” means the Internal Revenue Code of 1986, as amended.

(k)                                  “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l)                                     “Common Stock” means the common stock of the Company.

(m)                               “Company” means Aksys, Ltd., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n)                                 “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o)                                 “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

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(p)                                 “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q)                                 “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)                                     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)                                  the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)                               the complete liquidation or dissolution of the Company;

(iv)                              any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)                                 acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined

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voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

Notwithstanding anything else contained herein to the contrary, in no event shall a Corporate Transaction be deemed to occur by reason of (i) a distribution of the Company’s Common Stock held by Durus to its investors, partners or members, whether as dividend or otherwise, of all or any portion of the shares of Common Stock held, directly or indirectly, by Durus or (ii) a sale of all or any portion of the Company’s Common Stock held, directly or indirectly, by Durus in an underwritten public offering (including, without limitation, a sale of securities of holdings in an underwritten public offering), unless following such distribution or sale any person or related group of persons, other than Durus or its affiliates, possess more than fifty percent (50%) of the total combined voting power of the outstanding securities of the Company.

(r)                                    “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s)                                  “Director” means a member of the Board or the board of directors of any Related Entity.

(t)                                    “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u)                                 “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v)                                 “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w)                               “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x)                                   “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair

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Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)                               In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y)                                 “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z)                                   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(aa)                            “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(bb)                          “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc)                            “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd)                          “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)                            “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ff)                                “Plan” means this 2006 Stock Incentive Plan.

(gg)                          “Related Entity” means any Parent or Subsidiary of the Company.

(hh)                          “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.  The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii)                                  “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

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(jj)                                  “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk)                            “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)                                  “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm)                      “Share” means a share of the Common Stock.

(nn)                          “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                                       Stock Subject to the Plan.

(a)                                  Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards initially shall be six million (6,000,000) Shares, and commencing with the first business day of each calendar year thereafter beginning with January 2, 2007, such maximum aggregate number of Shares shall be increased by a number equal to three percent (3%) of the number of Shares outstanding as of December 30th of the immediately preceding calendar year.  Notwithstanding the foregoing, subject to the provisions of Section 10 below, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be six million (6,000,000) Shares, and such number shall not be subject to annual adjustment as described above. Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 6,000,000 Shares.  The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)                                 Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan.  To the extent not prohibited by the listing requirements of The Nasdaq Global Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.                                       Administration of the Plan.

(a)                                  Plan Administrator.

(i)                                     Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the

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Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)                                  Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)                               Administration With Respect to Covered Employees.  Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation.  In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)                              Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)                                 Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)                                     to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)                                  to determine whether and to what extent Awards are granted hereunder;

(iii)                               to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)                              to approve forms of Award Agreements for use under the Plan;

(v)                                 to determine the terms and conditions of any Award granted hereunder;

(vi)                              to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however,

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that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii)                           to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)                        to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)                                to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board.  Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)                                  Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.                                       Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

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6.                                       Terms and Conditions of Awards.

(a)                                  Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions.  Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)                                 Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)                                  Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.  The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)                                 Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

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(e)                                  Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award.  The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)                                    Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)                                 Individual Limitations on Awards.

(i)                                     Individual Limit for Options and SARs.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 3,000,000 Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee.  For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)                                  Individual Limit for Restricted Stock and Restricted Stock Units.  For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 3,000,000 Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii)                               Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h)                                 Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares

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received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)                                     Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof .  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.  Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)                                     Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.  Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)                                  Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

7.                                       Award Exercise or Purchase Price, Consideration and Taxes.

(a)                                  Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(i)                                     In the case of an Incentive Stock Option:

(A)                              granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)                                granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)                                  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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(iii)                               In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)                              In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)                                 In the case of other Awards, such price as is determined by the Administrator.

(vi)                              Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)                                 Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator.  In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)                                     cash;

(ii)                                  check;

(iii)                               surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)                              with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v)                                 with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

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(vi)                              any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)                                  Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares.  Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8.                                       Exercise of Award.

(a)                                  Procedure for Exercise; Rights as a Stockholder.

(i)                                     Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)                                  An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b).

(b)                                 Exercise of Award Following Termination of Continuous Service.

(i)                                     An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)                                  Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)                               Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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9.                                       Conditions Upon Issuance of Shares.

(a)                                  If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b)                                 As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.                                 Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments in connection with the events described in (i) — (iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”).  In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Grantees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments.  Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.  Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive.  In connection with the foregoing

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adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time.  Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.                                 Corporate Transactions and Changes in Control.

(a)          Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)                                 Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)                                     Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(A)                              for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(B)                                for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(ii)                                  Change in Control.  Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

(c)                                  Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

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12.                                 Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.                                 Amendment, Suspension or Termination of the Plan.

(a)                                  The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b)                                 No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)                                  No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.                                 Reservation of Shares.

(a)                                  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)                                 The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.                                 No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.                                 No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

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17.                                 Stockholder Approval.  The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.  The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable.  In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18.                                 Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company.  Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.                                 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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Appendix F

AKSYS, LTD.
2001 EMPLOYEE STOCK PURCHASE PLAN
As Amended and Restated October __, 2006

SECTION 1

PURPOSE

1.1           Purpose. The purpose of the amended and restated Aksys, Ltd. 2001 Employee Stock Purchase Plan (the “Plan”) is to enable and encourage employees of the Company to acquire an ownership interest in the Company through the purchase of Common Stock of the Company, thereby permitting such employees to share in the growth in value of the Company. The Company believes that it is in its best interests for employees to have greater proprietary interests in the Company, since the Company believes such interests strengthen the incentives to increase stock value and promote greater interest in the success of the Company. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

1.2           Effectiveness of the Plan. The Plan became effective on January 1, 2001. The Plan will remain in effect until such time as it is terminated by the Board of Directors of the Company in accordance with the terms of Section 9 hereof.

SECTION 2

DEFINITIONS

Unless the context indicates otherwise, the following terms have the meanings set forth below.

2.1           “Board” means the Board of Directors of the Company.

2.2           “Cash Account” shall have the meaning set forth in Section 5.5.

2.3           “Code” means the Internal Revenue Code of 1986, as amended.

2.4           “Committee” means the Compensation Committee of the Board.

2.5           “Common Stock” means the shares of Common Stock, $0.01 par value per share, of the Company, or any other class of capital shares which the Company may authorize and issue from time to time, and as may be made subject to this Plan in the sole discretion of the Board.

2.6           “Company” means collectively Aksys, Ltd., any successor entity in a merger or consolidation and any subsidiary corporation, as defined in Section 424(f) of the Code, which elects to participate in the Plan with the approval of the Board.

2.7           “Compensation” means a Participant’s total cash compensation, including base pay, overtime pay, commissions and cash bonuses paid during the Plan Period through the Company’s payroll system.

2.8           “Corporate Transaction” means any of the following transactions:

(a)           a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(b)           the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(c)           the complete liquidation or dissolution of the Company;

(d)           any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(e)           acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

Notwithstanding anything else contained herein to the contrary, in no event shall a Corporate Transaction be deemed to occur by reason of (i) a distribution of the Company’s Common Stock held by Durus Life Sciences Master Fund Ltd (“Durus”) to its investors, partners or members, whether as dividend or otherwise, of all or any portion of the shares of Common Stock held, directly or indirectly, by Durus or (ii) a sale of all or any portion of the Company’s Common Stock held, directly or indirectly, by Durus in an underwritten public offering (including, without limitation, a sale of securities of holdings in an underwritten public offering), unless following such distribution or sale any person or related group of persons, other than Durus or its affiliates, possess more than fifty percent (50%) of the total combined voting power of the outstanding securities of the Company.

2.9           “Discount to Market” means a percentage discount to the Fair Market Value of the Plan Shares for purposes of calculating the Purchase Price pursuant to Section 5.4 hereof which the Committee may authorize in its sole discretion from time to time. The Discount to Market shall not exceed 15% and shall be 15% unless and until subsequently reduced by the Committee.

2.10         “Fair Market Value” as of a certain date shall equal the average of the high and low trading prices of the Common Stock as reported by the Nasdaq Global Market (or such national securities exchange or quotation system on which shares of Common Stock are then listed), or if such date is not a trading day, the last trading day immediately preceding such date, unless otherwise determined by the Committee in its sole discretion. In making such other fair market value determination, the Committee may use any of the reasonable valuation methods defined in Treasury Regulation Section 1.421- 7(e)(2).

2.11         “Participant” means an employee of the Company who elects to participate in the Plan in accordance with the provisions of the Plan. All Participants shall have the same rights and privileges except as otherwise permitted by Section 423 of the Code and the Plan.

2.12         “Plan Period” shall have the meaning set forth in Section 5.1.

2.13         “Plan Shares” shall have the meaning set forth in Section 4.1.

2.14         “Purchase Date” shall have the meaning set forth in Section 5.5.

2.15         “Purchase Price” shall have the meaning set forth in Section 5.4.

SECTION 3

ADMINISTRATION OF THE PLAN

3.1           Authority of the Committee. The Plan shall be administered by the Committee. The Committee is authorized by the Board to administer and control the operation of the Plan and shall have the power, among other things, to: (a) subject to Section 5.2 and Section 7 hereof, determine eligibility for participation in the Plan, (b) subject to Section 5 hereof, prescribe the terms and conditions under which Plan Shares may be purchased under the Plan, (c) interpret the Plan and adopt, amend and rescind rules and regulations for the administration and application of the Plan and (d) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate its duties in order to facilitate the purchase and transfer of Plan Shares and to provide for the day-to-day administration of the Plan. The Committee shall control the general administration of the Plan with all powers necessary to enable it to carry out such duties.

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3.2           Decisions Binding. All determinations and decisions made by the Committee shall be final, conclusive and binding on all persons and shall be given the maximum deference permitted by law.

SECTION 4

SHARES ISSUABLE UNDER THE PLAN

4.1           Shares Subject to Plan. The Company shall reserve 500,000 shares of Common Stock (the “Plan Shares”) for issuance to and purchase by Participants, subject to adjustment pursuant to Section 4.2 hereof. Plan Shares may be Common Stock now or hereafter authorized but unissued, Common Stock already authorized, issued and owned or purchased by the Company or any combination thereof. If and to the extent that any right to purchase Plan Shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, Plan Shares that have been allocated to such Participant under the Plan shall again become available for allocation to Participants as provided herein.

4.2           Change in Capitalization. In the event of a change in the capitalization of the Company due to a share split, share dividend, recapitalization, merger, consolidation, combination or similar event, the aggregate number of Plan Shares and the terms of any existing offering shall be adjusted by the Committee to reflect such change.

4.3           Corporate Transactions.  In the event of a proposed Corporate Transaction, each right under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Plan Period then in progress by setting a new Purchase Date (the “New Purchase Date”).  If the Committee shortens the Plan Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Committee shall notify each Participant in writing at least ten (10) business days prior to the New Purchase Date, that the Purchase Date for the Participant’s option has been changed to the New Purchase Date and that either:

(a)           the Participant’s right will be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Purchase Period; or

(b)           the Company shall pay to the Participant on the New Purchase Date an amount in cash, cash equivalents, or property as determined by the Committee that is equal to the excess, if any, of (i) the Fair Market Value of the shares subject to the right over (ii) the Purchase Price due had the Participant’s right been exercised automatically under Section 4.3(a) above.  In addition, all remaining accumulated payroll deduction amounts shall be returned to the Participant.

For purposes of Section 4.3, a right granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the right is replaced with a comparable right with respect to shares of capital stock of the successor corporation or parent thereof.  The determination of option comparability shall be made by the Committee prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

SECTION 5

PARTICIPATION AND PLAN OPERATION

5.1           Plan Period. Subject to the exception noted below in this Section 5.1, there shall be four Plan Periods in each calendar year, each such Plan Period corresponding with a calendar quarter. Accordingly, “Plan Period” as used herein shall mean the three-month period beginning on January 1 of each year and ending on March 31 of such year, beginning on April 1 of each year and ending on June 30 of such year, beginning on July 1 of each year and ending on September 30 of such year, and beginning on October 1 of each year and ending on December 31 of such year; provided, however, that the first Plan Period was a six-month period that commenced on January 1, 2001 and ended on June 30, 2001.

5.2           Eligible Employees. Subject to Section 7 and other than employees whose customary employment is for not more than 5 months in any calendar year or whose customary employment is 20 hours or less per week, each employee of the Company shall be eligible to participate in the Plan, provided, however, that any eligible employee employed by the Company on or after January 1, 2001 but on or before March 31, 2001, was eligible to participate in the first Plan Period under the Plan beginning on April 1, 2001. The Company will notify eligible employees of the date on which he or she is eligible to enroll in the Plan, and will make available to each eligible employee the necessary enrollment forms.

5.3           Enrollment in the Plan.

(a)           On or prior to the start of the respective Plan Period or such other date prior thereto established by the Company, an employee may elect to participate in a Plan Period

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by filing with the office or offices designated by the Committee an enrollment form authorizing payroll deductions.

(b)           Each Participant shall designate on the enrollment form the percentage of Compensation which he or she elects to have withheld for the purchase of Plan Shares, which percentage shall be either 2%, 5%, 10%, 15% or 20%.

(c)           Payroll deductions shall commence on the first payday on or following the first day of the applicable Plan Period or as soon thereafter as is practicable and shall continue to the end of such Plan Period, subject to contribution changes permitted under the Plan.

(d)           In addition to changes made before initial enrollment for a Plan Period, a Participant may make the following changes during a Plan Period in his or her Plan participation in accordance with rules and procedures prescribed by the Committee from time to time, provided that changes shall be limited to one change during each Plan Period:

(i)            re-enroll in the Plan if not currently enrolled;

(ii)           increase the rate of Plan contributions; and

(iii)          decrease the rate of Plan contributions.

(e)           A Participant may cease Plan contributions at any time during a Plan Period in accordance with rules and procedures prescribed by the Committee from time to time.

(f)            A Participant may increase or decrease the rate of payroll deduction for any subsequent Plan Period by filing, at the appropriate office, a new authorization for payroll deductions not less than ten business days prior to the first day for such subsequent Plan Period.

(g)           A Participant shall automatically participate at the same rate of contribution in each successive Plan Period until the time of such Participant’s withdrawal from the Plan or change in contribution rate. A Participant shall not be required to file any additional enrollment forms for any such successive Plan Period in order to continue participation in the Plan.

(h)           By enrolling in the Plan, a Participant shall be deemed to elect on the Purchase Date to purchase, subject to the limitations set forth herein, the maximum number of Plan Shares that can be purchased with the amount in such Participant’s Cash Account as of the Purchase Date; provided, however, that the Committee may from time to time in its discretion set a maximum number of Plan Shares that may be purchased by Participants during any Plan Period.

5.4           Purchase Price. Unless otherwise specified by the Committee with respect to a certain Plan Period, the purchase price for each Plan Share to be purchased under the Plan in respect of each Plan Period shall be the Fair Market Value of the Common Stock as of the last trading day of such Plan Period less the Discount to Market (the “Purchase Price”).

5.5           Purchase of Plan Shares and Plan Account Administration.

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(a)           The Company will maintain a cash account (“Cash Account”) and a share account (“Share Account”) in the name of and for the benefit of each Participant for bookkeeping purposes only. On each payday the amount deducted from each Participant’s Compensation will be credited to such Participant’s Cash Account.

(b)           As of the last trading day of each Plan Period (the “Purchase Date”), the Company will grant to each Participant the option to purchase, and each Participant will be deemed to elect to purchase, the number of Plan Shares determined by converting a Participant’s Cash Account balance at the Purchase Date into Plan Shares, based upon the Purchase Price for such Plan Period, subject to any additional limitation set by the Committee on the number of Plan Shares that may be purchased by any Participant, the limitations set forth in Section 7 hereof and the limitation on the aggregate number of shares of Common Stock available under the Plan set forth in Section 4.1 hereof. In the event purchases by Participants at a particular Purchase Date would exceed the aggregate amount of Plan Shares available as contemplated by Section 4.1, pro rata allocations will be made among Participants based on the outstanding amount in each Participant’s Cash Account.

(c)           As soon as practicable after the Purchase Date, the Committee will allocate Plan Shares to the Share Accounts of Participants. Cash Accounts will be charged with the cost to Participants of the respective Plan Shares so allocated. Except as provided in Section 5.5(d) below, if a Participant’s Cash Account has a positive balance at the end of the Plan Period after being reduced by the total purchase price for the Plan Shares issued to such Participant (which could occur as a result of the purchase limitations contained in this Plan), such Participant shall receive the balance in cash.

(d)           Fractional Plan Shares will not be allocated or issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional Plan Shares will be carried over (and remain in such Participants Cash Account) and applied to purchase Plan Shares in the succeeding Plan Period, if the Participant elects to participate in such Plan Period. If not, such excess payroll deductions will be promptly returned to the Participant.

(e)           Cash dividends attributable to Plan Shares allocated to a Participant’s Share Account as of the record date for which such cash dividend is declared will be distributed to such Participant as soon as administratively practicable following the dividend payment date. Share dividends or share splits (and other similar capital changes) attributable to Plan Shares allocated to a Participant’s Share Account as of the record date for which such dividend or split (or other similar capital changes) is declared will be credited to or adjust a Participant’s Share Account as of the effective date of such event. All other distributions attributable to Plan Shares allocated to a Participant’s Share Account will be distributed to such Participant or the respective Share Account shall be credited or adjusted as determined by the committee in its sole discretion (provided that such manner treats all holders of Plan Shares equally with respect to such distribution).

(f)            The Plan Shares purchased on behalf of a Participant shall initially be registered in the name of a nominee selected by or on behalf of the Company (the “Nominee”). All rights accruing to an owner of record of such Plan Shares, including, without limitation, the rights set forth in Section 5.5(e) above, shall belong to the Participant for whose account such

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Plan Shares are held; provided, that no person shall have any right to sell, assign, mortgage, pledge, hypothecate or otherwise encumber any of the Plan Shares while such shares are allocated to a Participant’s Share Account.

(g)           Notwithstanding the foregoing, a Participant may elect, as of the first day of any calendar quarter, to have some or all of the Plan Shares held in the Share Account of such Participant (and registered in the name of the Nominee) registered in the name of such Participant or a nominee of such Participant by giving written notification of such election to the Company or the Nominee, specifying the number of shares to be registered in the name of such Participant or a nominee of such Participant. In addition, a Participant may request once during any Plan Period (other than in connection with the above described calendar quarter election) to have some or all of the Plan Shares held in the Share Account of such Participant (and registered in the name of the Nominee) registered in the name of such Participant or a nominee of such Participant by giving written notification of such election to the Company or the Nominee, specifying the number of shares to be registered in the name of such Participant or a nominee of such Participant. In each such case, the number of shares of Common Stock held by the Nominee on behalf of such Participant and so specified in the Participant’s notice shall be transferred to and registered in the name of such Participant or a nominee of such Participant as soon as administratively practicable.

5.6           Impact of Cessation of Contributions. In the event that a Participant elects to cease elected contributions during a Plan Period (and while an employee of the Company) all remaining contributions credited to the Participant’s Cash Account during the Plan Period and not yet used to purchase Plan Shares will be applied toward the purchase of shares at the next Purchase Date. However, a Participant may elect to receive payment of the Cash Account balance in cash, without interest payment, by delivering written notice of such election to the Company. Such cash payment will be made as soon as administratively practical following this election.

5.7           Termination of Employment. In the event of termination of employment   for any reason and as soon as administratively practicable thereafter, (i) the Plan Shares contained in a Participant’s Share Account will automatically be registered/distributed in the name of the Participant or a nominee of the Participant (or the estate, beneficiary or legal representative of the Participant) and (ii) the cash in such Participant’s Cash Account will be distributed to the Participant (or the estate, beneficiary or legal representative of the Participant) with no interest payment.

SECTION 6

RIGHTS NOT TRANSFERABLE

The rights and interests of any Participant related to the Plan shall not be transferable other than by will or the applicable laws of descent and distribution. Any right to purchase Plan Shares shall be exercisable only during the lifetime of such Participant, and then only by such Participant.

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SECTION 7

LIMITATIONS ON SHARE OWNERSHIP

7.1           Voting Power or Value Limitation. Notwithstanding any provision herein to the contrary, no Participant shall have a right to purchase Plan Shares if such Participant would, immediately after electing to purchase such shares, own Common Stock possessing 5% or more of the total combined voting power or value of all classes of capital shares of the Company or of any of its Subsidiaries, as defined by Section 424(f) of the Code. For purposes of this Section, ownership of Common Stock shall be determined by the attribution rules of Section 424(d) of the Code and Participants shall be considered to own any Common Stock which they have a right to purchase under the Plan or under any outstanding options.

7.2           Calendar Year Purchase Limitation. No Participant may purchase in excess of $25,000 of Fair Market Value of Plan Shares (determined at the time or times such rights are granted) for each calendar year for which such rights are outstanding at any time.

SECTION 8

MISCELLANEOUS PROVISIONS

8.1           Continued Employment. Nothing in the Plan shall be construed to give any Participant the right to be retained in the employ of the Company or to affect the right of the Company or a Participant to terminate such employment at any time with or without cause.

8.2           Rights as Stockholder. A Participant shall have no rights, including voting rights, as a stockholder with respect to any Plan Shares which he or she may have a right to purchase under the Plan until the date such shares are registered in the name of such Participant or a nominee of such Participant or in the name of the Nominee on behalf of such Participant.

8.3           Rights to Purchase Shares. Each right to purchase Plan Shares under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of such right to purchase or the Plan Shares subject thereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such right to purchase or the issue of Plan Shares pursuant thereto, then, anything in the Plan to the contrary notwithstanding, no such right to purchase may be exercised in whole or in part, and no Plan Shares shall be issued, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Committee. The Committee is authorized upon the advice of counsel to make such amendments to the Plan as may be necessary or desirable to facilitate obtaining an effective registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering Plan Shares issued pursuant hereto.

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SECTION 9

AMENDMENT OR TERMINATION OF THE PLAN

9.1           Amendment. The Board may amend, alter, suspend or modify the Plan without the consent of shareholders or Participants at any time or from time to time in its sole discretion, except that any such action will be subject to the prior or subsequent, as the case may be, approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Common Stock may then be quoted or listed, or if such shareholder approval is necessary in order for the Plan to continue to meet the requirements of Section 423 of the Code. However, without the consent of an affected Participant, no amendment, alteration, suspension or modification of the Plan may materially and adversely impair the right of such Participant to receive the amounts in his or her Cash Account and Plan Shares in his or her Share Account.  The Plan was amended on October __, 2006 to increase the number of shares available under the Plan from 250,000 Plan Shares to 500,000 Plan Shares.

9.2           Termination. This Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan. No termination of the Plan shall materially alter or impair the right of any Participant to receive the amounts in his or her Cash Account and Plan Shares in his or her Share Account without his or her consent. In the event of a termination of the Plan, (i) the Plan Shares contained in a Participant’s Share Account will automatically be distributed to the Participant and (ii) the cash in such Participant’s Cash Account will automatically be distributed to the Participant with no interest payment. All other distributions to Participants or actions necessitated by such termination shall be allocated among all Participants, pro rata according to the amounts in their Cash Accounts and Share Accounts, in a manner to be determined by the Committee, consistent with the terms hereof, provided such manner treats all Participants equally with respect to such distribution.

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Appendix G

AKSYS, LTD.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditors, and (4) the Company’s compliance with legal and regulatory requirements.  The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members.  The Board shall appoint the Audit Committee members.  The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC.  At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the SEC.  Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Meetings

The Audit Committee shall meet as often as it determines, but not less than four times a year.  The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions.  The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification).  The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).  The independent auditor shall report directly to the Audit Committee.  The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary and appropriate, to retain independent legal, accounting or other advisors.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board.  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.                                       Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis.

2.                                       Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.                                       Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.                                       Review and discuss quarterly reports from the independent auditors on:

(a)                                  All critical accounting policies and practices to be used.

(b)                                 All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)                                  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.                                       Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.                                       Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.                                       Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.                                       Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of

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activities or access to requested information, and any significant disagreements with management.

9.                                       Review disclosures made to the Audit Committee by the Company’s CEO and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.                                 Review and evaluate the lead partner of the independent auditor team.

11.                                 Discuss with the independent auditor at least annually regarding (a) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (b) any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company.  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors.  The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.                                 Ensure the rotation of the audit partners as required by law.  Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.                                 Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.                                 Discuss with the independent auditor any Company audit issues on which they consulted with their national office and, if deemed necessary, discuss with the national office those issues, and/or other matters of audit quality and consistency.

15.                                 Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

16.                                 Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

17.                                 Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company is in conformity with applicable legal requirements.  Review reports and disclosures of insider and affiliated party transactions.  Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

18.                                 Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

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the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.                                 Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

20.                                 Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.

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PROXY

AKSYS, LTD.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 12, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Howard J. Levin, proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all of the shares of Aksys, Ltd., a Delaware corporation (the company), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the company to be held at the Marriott Lincolnshire Resort, Ten Marriott Drive, Lincolnshire, Illinois, on Thursday, October 12, 2006 at 2:00 p.m. local time, or at any adjournments or postponements thereof, as set forth on the voting side of this card and in the Notice and Proxy Statement of said meeting.

Unless otherwise specified, this Proxy will be voted “FOR” proposals 1 through 8.  The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(To be signed, dated, and voted on reverse side.)

☒	Please mark votes as in this example.

1.	To elect the following nominees as directors of Aksys, Ltd.		The Board of Directors recommends a vote FOR the following proposals.
	FOR NOMINEE	WITHHOLD		FOR	AGAINST	ABSTAIN
Richard B. Egen	☐	☐

2.    To amend our restated certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 120,000,000 and the number of authorized shares of preferred stock from 1,000,000 to 40,000,000.

				☐	☐	☐
				FOR	AGAINST	ABSTAIN
Douglas B. Given	☐	☐	3. To amend or repeal certain defensive measures contained in the restated certificate of incorporation, as described in the accompanying proxy statement.	☐	☐	☐
				FOR	AGAINST	ABSTAIN
Timothy M. Mayleben	☐	☐	4. To amend or repeal certain defensive measures contained in the amended and restated bylaws, as described in the accompanying proxy statement.	☐	☐	☐
				FOR	AGAINST	ABSTAIN

5.    To approve of the issuance of a number of shares of common stock sufficient to permit the full conversion of our Series B preferred stock and the full exercise of certain warrants issued to Durus Life Sciences Master Fund, Ltd.

				☐	☐	☐
				FOR	AGAINST	ABSTAIN
			6. To approve of the issuance of a number of shares of common stock sufficient to permit the conversion of senior notes held by Durus into shares of our common stock.	☐	☐	☐
				FOR	AGAINST	ABSTAIN
The Board of Directors recommends			7. To adopt the 2006 Aksys, Ltd. stock incentive plan.	☐	☐	☐
a vote FOR each of the				FOR	AGAINST	ABSTAIN
director nominees included in Proposal 1.			8. To amend the Aksys, Ltd. 2001 Employee Stock Purchase Plan to increase the number of reserved shares of common stock from 250,000 to 500,000 and make certain other updating changes.	☐	☐	☐

This proxy should be dated, signed by the stockholder exactly as the stockholder’s name appears hereon and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.

Please sign exactly as name(s) appear hereon.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature(s)	Date